UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

SCHEDULE 14A

___________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

SAFE & GREEN HOLDINGS CORP.
(Name of Registrant as Specified in Its Charter)

________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Safe & Green Holdings Corp.
990 Biscayne Blvd., Suite 501, Office 12
Miami, Florida 33132

November 13, 2023

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Safe & Green Holdings Corp.:

You are cordially invited to attend the 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) of Safe & Green Holdings Corp., a Delaware corporation (the “Company”). The meeting will be held on December 6, 2023 at 10:00 a.m. Eastern Time at the offices of Blank Rome LLP, 1271 Avenue of the Americas, 16th Floor, New York, New York 10020. The purpose of the 2023 Annual Meeting and the matters to be acted on are stated below in this Notice of Annual Meeting of Stockholders. The Board of Directors knows of no other business that will come before the 2023 Annual Meeting.

At the 2023 Annual Meeting, stockholders will vote on the following matters:

(1)    to elect the seven (7) nominees for director named in the accompanying proxy statement to our Board of Directors, each to serve a one year term expiring at the 2024 Annual Meeting of Stockholders and until such director’s successor is duly elected and qualified;

(2)    to ratify the appointment of Whitley Penn LLP as our independent registered public accounting firm for our fiscal year ending on December 31, 2023;

(3)    to approve, on an advisory, non-binding basis, the compensation of our named executive officers (“Say-on-Pay”);

(4)    to approve an amendment to the Company’s Certificate of Incorporation, in substantially the form attached to the accompanying proxy statement as Annex A, to effect a reverse stock split with respect to the Company’s issued and outstanding common stock, par value $0.01 per share, including stock held by the Company as treasury shares, at a ratio of 1-for-10 to 1-for-20, with the ratio within such Range to be determined at the discretion of the Board and included in a public announcement, subject to the authority of the Board of Directors to abandon such amendment;

(5)    to approve the adoption of the Safe & Green Holdings Corp. 2023 Subsidiaries Equity Incentive Plan, in substantially the form attached to the accompanying proxy statement as Annex B;

(6)    to approve an adjournment of the 2023 Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes in favor of Proposal 4 and/or Proposal 5; and

(7)    to transact such other business as may properly come before the 2023 Annual Meeting or any adjournments or postponements of the 2023 Annual Meeting.

The matters listed in this notice of meeting are described in detail in the accompanying proxy statement. The Board of Directors has fixed the close of business on October 9, 2023 as the record date (the “Record Date”) for determining those stockholders who are entitled to notice of and to vote at the 2023 Annual Meeting or any adjournment or postponement of the 2023 Annual Meeting. The list of the stockholders of record as of the Record Date will be made available for inspection at the 2023 Annual Meeting for the ten days preceding the meeting at the Company’s offices located at 990 Biscayne Blvd., Suite 501, Office 12, Miami, Florida 33132 during ordinary business hours for any purpose germane to the 2023 Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON December 6, 2023.

The proxy materials together with our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “2022 Annual Report”), which is not a part of our proxy solicitation materials, are being mailed or made available to the stockholders of record on or about November 13, 2023. This Notice of Annual Meeting of Stockholders, the proxy statement and our 2022 Annual Report are available at http://www.astproxyportal.com/ast/23321.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE 2023 ANNUAL MEETING, PLEASE SUBMIT A PROXY TO HAVE YOUR SHARES VOTED AS PROMPTLY AS POSSIBLE BY SUBMITTING YOUR PROXY VIA THE INTERNET OR TELEPHONE OR BY SIGNING, DATING AND RETURNING BY MAIL THE PROXY CARD ENCLOSED WITH THE PROXY MATERIALS. IF YOU DO NOT RECEIVE THE PROXY MATERIALS IN PRINTED FORM AND WOULD LIKE TO SUBMIT A PROXY BY MAIL, YOU MAY REQUEST A PRINTED COPY OF THE PROXY MATERIALS (INCLUDING THE PROXY) AND SUCH MATERIALS WILL BE SENT TO YOU BY CONTACTING THE CORPORATE SECRETARY, SAFE & GREEN HOLDINGS CORP., 990 BISCAYNE BLVD., SUITE 501, OFFICE 12, MIAMI, FLORIDA 33132, OR BY PHONE AT (646) 240-4235.

On behalf of the Board of Directors and the employees of Safe & Green Holdings Corp., we thank you for your continued support and look forward to speaking with you at the 2023 Annual Meeting.

/s/ Paul M. Galvin
Paul M. Galvin Chairman of the Board

i

Safe & Green Holdings Corp.
990 Biscayne Blvd., Suite 501, Office 12
Miami, Florida 33132

PROXY STATEMENT

For the 2023 Annual Meeting of Stockholders to be held on December 6, 2023

GENERAL INFORMATION

We are providing these proxy materials to holders of shares of common stock, $0.01 par value per share (the “Common Stock”), of Safe & Green Holdings Corp., a Delaware corporation (referred to herein as “Safe & Green,” the “Company,” “we,” or “us”), in connection with the solicitation by the Board of Directors of Safe & Green (the “Board of Directors” or the “Board”) of proxies to be voted at our 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) to be held on December 6, 2023, beginning at 10:00 a.m., Eastern Time, at the offices of Blank Rome, LLP, 1271 Avenue of the Americas, 16th Floor, New York, New York 10020 and at any adjournment or postponement of our 2023 Annual Meeting. The purpose of the 2023 Annual Meeting and the matters to be acted on are stated in the accompanying Notice of Annual Meeting of Stockholders. The Board of Directors knows of no other business that will come before the 2023 Annual Meeting.

The Board of Directors recommends that stockholders vote: (1) FOR each of the seven (7) directors named in the proxy statement for election to the Board of Directors (“Proposal 1” or the “Election of Directors Proposal”); (2) FOR the ratification of the appointment of Whitley Penn LLP as our independent registered public accounting firm for the fiscal year ending on December 31, 2023 (“Proposal 2” or the “Auditor Ratification Proposal”); (3) FOR the approval, on an advisory, non-binding basis, of the compensation of our named executive officers (“Say-on-Pay”) (“Proposal 3” or the “Say-on-Pay Proposal”); (4) FOR the approval of an amendment to the Company’s Certificate of Incorporation (the “Certificate of Incorporation”), in substantially the form attached to the proxy statement as Annex A, at the discretion of the Board of Directors of the Company, to effect a reverse stock split with respect to the Company’s Common Stock, including stock held by the Company as treasury shares, at a ratio of 1-for-10 to 1-for-20 (the “Range”), with the ratio within such Range (the “Reverse Stock Split Ratio”) to be determined at the discretion of the Board (“Proposal 4” or the “Reverse Stock Split Proposal”) and included in a public announcement, subject to the authority of the Board of Directors to abandon such amendment; (5) FOR the adoption of the Safe & Green Holdings Corp. 2023 Subsidiaries Equity Incentive Plan (the “2023 Subsidiaries Plan” or the “SSIP”), in substantially the form attached to the proxy statement as Annex B (“Proposal 5” or the “2023 Subsidiaries Plan Proposal”); (6) FOR the approval of an adjournment of the 2023 Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes in favor of the Reverse Stock Split Proposal and/or the 2023 Subsidiaries Plan Proposal (“Proposal 6” or the “Adjournment Proposal”).

HOW TO VOTE

Stockholders of Record

If your shares are registered directly in your name with the Company’s transfer agent, Equiniti Trust Company LLC, you are considered the “stockholder of record” of those shares and the proxy statement is being sent directly to you by the Company. If you are a stockholder of record, you can vote your shares in one of two ways: either by submitting a proxy or voting in person at the 2023 Annual Meeting. If you choose to have your shares voted by submitting a proxy, you may do so by using the internet (please visit www.voteproxy.com and follow the instructions), by telephone, or by completing and returning by mail the proxy card you have received. Whichever method you use, each valid proxy received in time will be voted at the 2023 Annual Meeting in accordance with your instructions or, if no instructions are provided, your shares will be voted in accordance with the recommendations of the Board of Directors.

Vote by Mail

If you choose to submit your proxy by mail, simply mark, date and sign your proxy card and return it in the postage-paid envelope provided.

Vote by Internet or Telephone

If you choose to submit a proxy by internet, go to www.voteproxy.com to complete an electronic proxy card. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. If you vote by telephone call 1-800-776-9437 and follow the instructions. Your internet or telephonic proxy must be received by 11:59 p.m. Eastern Time on December 5, 2023 to be counted.

Voting at the 2023 Annual Meeting

Submitting a proxy by mail, internet or telephone will not limit your right to vote at the 2023 Annual Meeting if you decide to attend in person.

Beneficial Owners of Shares Held in Street Name

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name, and the proxy statement is being forwarded to you by your broker, bank or nominee, who is considered the stockholder of record of those shares. As a beneficial owner, you have the right to direct your broker, bank or nominee on how to vote the shares held in your account. However, since you are not a stockholder of record, you may not vote these shares in person at the 2023 Annual Meeting unless you bring with you a legal proxy from the stockholder of record. A legal proxy may be obtained from your broker, bank or nominee. If you do not obtain a proxy from the stockholder of record to vote your shares at the 2023 Annual Meeting, you may vote by following the voting instructions from your broker, bank or nominee describing the available processes for voting your stock.

ANNUAL MEETING ADMISSION

All stockholders as of the record date are welcome to attend the 2023 Annual Meeting. If you attend, please note that you will be asked to present government-issued identification (such as a driver’s license or passport) and evidence of your share ownership of our Common Stock on the record date. This can be your proxy card if you are a stockholder of record. If your shares are held beneficially in the name of a bank, broker or other holder of record and you plan to attend the 2023 Annual Meeting, you will also be required to present proof of your ownership of our Common Stock on the record date, such as a bank or brokerage account statement or a letter from your broker or bank reflecting your ownership of our Common Stock as of the record date, to be admitted to the 2023 Annual Meeting.

No cameras, recording equipment or electronic devices will be permitted in the 2023 Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2023 Annual Meeting OF STOCKHOLDERS TO BE HELD ON December 6, 2023. On or about November 13, 2023, we will begin mailing or making available the proxy materials, which includes the Notice of Annual Meeting of Stockholders, this proxy statement and proxy card, together with our Annual Report on Form 10-K for the year ended December 31, 2022 (the “2022 Annual Report”), which is not a part of our proxy solicitation materials. The proxy materials and our 2022 Annual Report are also available at http://www.astproxyportal.com/ast/23321.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE 2023 ANNUAL MEETING, PLEASE SUBMIT A PROXY TO HAVE YOUR SHARES VOTED AS PROMPTLY AS POSSIBLE BY SUBMITTING A PROXY VIA THE INTERNET OR TELEPHONE OR BY SIGNING, DATING AND RETURNING BY MAIL THE PROXY CARD ENCLOSED WITH THE PROXY MATERIALS. IF YOU DO NOT RECEIVE THE PROXY MATERIALS IN PRINTED FORM AND WOULD LIKE TO SUBMIT A PROXY BY MAIL, YOU MAY REQUEST A PRINTED COPY OF THE PROXY MATERIALS (INCLUDING THE PROXY) AND SUCH MATERIALS WILL BE SENT TO YOU BY CONTACTING THE CORPORATE SECRETARY, SAFE & GREEN HOLDINGS CORP., 990 BISCAYNE BLVD., SUITE 501, OFFICE 12, MIAMI, FLORIDA 33132, OR BY PHONE AT (646) 240-4235.

ADDITIONAL INFORMATION ABOUT THESE PROXY MATERIALS AND VOTING

We are providing you with these proxy materials because the Board of Directors, is soliciting your proxy to vote at the 2023 Annual Meeting to be held on December 6, 2023, beginning at 10:00 a.m., Eastern Time including at any postponement or adjournment thereof. The purpose of the 2023 Annual Meeting and the matters to be acted on are stated in the accompanying Notice of Annual Meeting of Stockholders. The Board of Directors knows of no other business that will come before the 2023 Annual Meeting.

Q:     What information is contained in the proxy statement?

A:     The information included in this proxy statement relates to the proposals to be considered and voted on at the 2023 Annual Meeting, the voting process, the compensation of our directors and executive officers, and other required information.

Q:     How is the Company distributing the proxy materials?

A.     The rules of the Securities and Exchange Commission (the “SEC”) permit us to make our proxy materials available in one of two ways: the “full set delivery” option or the “notice only” option. A company may use a single method for all of its stockholders or may use both methods. We have elected to use the full set delivery option to deliver the proxy materials for the 2023 Annual Meeting to each stockholder of record as of the Record Date (as defined below). As such, on or about November 13, 2023, we will be mailing or making available the proxy materials at http://www.astproxyportal.com/ast/23321. We may decide not to use the full set delivery option in the future; however, you will still have the right to request a free set of proxy materials by mail.

Q:     What items of business will be considered and voted on at the 2023 Annual Meeting?

A:     The purpose of the 2023 Annual Meeting and matters to be acted upon are as follows:

(1)    the election of our seven (7) nominees named herein as directors;

(2)    the ratification of Whitley Penn LLP as our independent registered public accounting firm for the fiscal year ending on December 31, 2023;

(3)    the approval, on an advisory, non-binding basis, of the compensation of our named executive officers;

(4)    the approval of an amendment to the Company’s Certificate of Incorporation, in substantially the form attached to the proxy statement as Annex A, at the discretion of the Board of Directors of the Company, to effect a reverse stock split with respect to the Company’s issued and outstanding Common Stock, including stock held by the Company as treasury shares, at a ratio of 1-for-10 to 1-for-20, with the ratio within such Range to be determined at the discretion of the Board and included in a public announcement, subject to the authority of the Board of Directors to abandon such amendment;

(5)    the approval of the adoption of the 2023 Subsidiaries Plan, in substantially the form attached to the proxy statement as Annex B; and

(6)    the approval of an adjournment of the 2023 Annual Meeting if Proposals 4 and/or 5 are not approved.

Q:     How does the Board of Directors recommend that I vote?

A:     For the reasons described under each Proposal, the Board of Directors recommends that you vote (1) FOR each of the seven (7) director nominees named herein for election to the Board of Directors; (2) FOR the Auditor Ratification Proposal; (3) FOR the Say-on-Pay Proposal; (4) FOR the Reverse Stock Split Proposal; (5) FOR the 2023 Subsidiaries Plan Proposal; and (6) FOR the Adjournment Proposal. We do not expect that any other matters will be presented for consideration at the 2023 Annual Meeting. If, however, any other matters are properly presented, the persons named as proxies intend to vote on such matters in accordance with their judgment, including any proposal to adjourn or postpone the 2023 Annual Meeting.

Q:     Who can vote at and attend the 2023 Annual Meeting?

A:     You are entitled to notice of the 2023 Annual Meeting and to vote, in person or by proxy, at the 2023 Annual Meeting if you owned shares of the Company’s Common Stock, as of the close of business on October 9, 2023, which has been fixed as the record date (the “Record Date”) for the 2023 Annual Meeting. On the Record Date, there were 16,647,771 shares of Common Stock issued and 16,580,353 shares of Common Stock outstanding and entitled to vote.

All stockholders as of the Record Date, or their duly appointed proxies, may attend the 2023 Annual Meeting. If you attend the 2023 Annual Meeting in person, you will be asked to present photo identification (such as a state-issued driver’s license) and proof of your ownership of shares of Common Stock before entering the meeting. Please note that if you hold shares in “street name” (through a bank or broker, for example), you will need to bring a recent brokerage statement or a letter from your broker or bank reflecting your ownership of our Common Stock as of the Record Date. If you want to vote shares you hold in street name in person at the 2023 Annual Meeting, you must bring a legal proxy in your name from the broker, bank or other nominee that holds your shares.

Q.     What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A.     Most of our stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record: Shares Registered in Your Name

If on October 9, 2023 your shares were registered directly in your name with the Company’s transfer agent, Equiniti Trust Company, LLC, then you are a stockholder of record and the proxy statement is sent directly to you by the Company. As the stockholder of record, you have the right to grant a proxy to someone to vote your shares or to vote in person at the 2023 Annual Meeting.

To ensure your shares are voted at the 2023 Annual Meeting, you are urged to provide your proxy instructions promptly online, by telephone or by mailing your signed proxy card in the envelope provided. Please refer to the instructions on the proxy card. Authorizing your proxy will not limit your right to attend the 2023 Annual Meeting and vote your shares in person.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name (also called a “street name” holder), and the proxy statement is forwarded to you by your broker, bank or other nominee. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares held in your account. However, since you are not a stockholder of record, you may not vote these shares in person at the 2023 Annual Meeting unless you bring with you a legal proxy from the stockholder of record. A legal proxy may be obtained from your broker, bank or nominee. If you do not wish to vote in person or you will not be attending the 2023 Annual Meeting you may instruct your broker, bank or nominee to vote your shares pursuant to voting instructions you will receive from your broker, bank or nominee describing the available processes for voting your stock.

If you hold your shares through a broker and you do not give instructions to the record holder on how to vote, the record holder will be entitled to vote your shares in its discretion on certain matters considered routine, such as the Auditor Ratification Proposal, the Reverse Stock Split Proposal and the Adjournment Proposal. The uncontested election of directors, the 2023 Subsidiaries Plan Proposal and the Say-on-Pay Proposal are not considered routine matters; and, therefore, brokers do not have the discretion to vote on those proposals. If you hold your shares in street name and you do not instruct your broker how to vote in these matters not considered routine, no votes will be cast on your behalf. These “broker non-votes” will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but not as shares entitled to vote on a particular proposal.

Q:     Can I change my vote or revoke my proxy?

A:     You may change your vote or revoke your proxy at any time before the final vote at the 2023 Annual Meeting. To change how your shares are voted or to revoke your proxy, if you are the record holder, you may (1) notify our Corporate Secretary in writing at Safe & Green Holdings Corp., 990 Biscayne Blvd., Suite 501, Office 12, Miami, Florida 33132; (2) submit a later-dated proxy by mail, via internet or by telephone, subject to the voting deadlines that are described on the proxy card; or (3) deliver to our Corporate Secretary another duly executed proxy bearing a later date. You may also revoke your proxy by attending the 2023 Annual Meeting and voting at the meeting. Attendance at the 2023 Annual Meeting alone will not revoke your proxy.

For shares you hold beneficially, you may change your vote by following the instructions provided by your broker, bank or nominee.

Q:     What is a quorum and why is it necessary?

A:     Conducting business at the meeting requires a quorum. The holders of one-third of the issued and outstanding shares of our Common Stock entitled to vote at the 2023 Annual Meeting, present in person or represented by proxy constitutes a quorum. Abstentions and proxies marked “withhold” for the election of directors are treated as present for purposes of determining whether a quorum exists. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the 2023 Annual Meeting. Broker non-votes (which result when your shares are held in “street name”, and you do not tell the nominee how to vote your shares and the nominee does not have discretion to vote such shares or declines to exercise discretion) are treated as present for purposes of determining whether a quorum is present at the meeting. If there is no quorum, the 2023 Annual Meeting may be adjourned by the chairperson of the 2023 Annual Meeting or the vote of the stockholders entitled to vote the shares present at the meeting in person or represented by proxy may adjourn the 2023 Annual Meeting to another time and place.

Q:     What is the voting requirement to approve each of the proposals?

A:     If a quorum is present or represented by proxy at the 2023 Annual Meeting, the vote required to approve each of the proposals is as follows:

For the Election of Directors Proposal (Proposal 1), the seven (7) director nominees named herein receiving the highest number of FOR votes (from the holders of shares present or represented by proxy at the 2023 Annual Meeting and entitled to vote on the election of directors) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one of the nominees. Only votes FOR will affect the outcome. Withheld votes and broker non-votes, if any, will have no effect on the outcome of the vote as long as each nominee receives at least one FOR vote. You do not have the right to cumulate your votes.

To be approved, the Auditor Ratification Proposal (Proposal 2) must receive the affirmative vote of a majority of the shares of the Company’s Common Stock, present in person or represented by proxy at the 2023 Annual Meeting and entitled to vote thereon. Abstentions, which are considered present and entitled to vote on this matter, will have the same effect as a vote AGAINST this proposal. Broker non-votes are not expected for this proposal because we believe this matter is a routine matter. Proposal 2 is an advisory vote, and therefore is not binding on us, the Audit Committee of the Board of Directors (the “Audit Committee”) or the Board of Directors. If our stockholders do not approve the Auditor Ratification Proposal, the Audit Committee will reconsider whether to retain that firm. Even if the Auditor Ratification Proposal is approved, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of Safe & Green and its stockholders.

To be approved, the Say-on-Pay Proposal (Proposal 3) must receive the affirmative vote of a majority of the shares of the Company’s Common Stock, present in person or represented by proxy at the meeting and entitled to vote thereon. Abstentions, which are considered present and entitled to vote on this matter, will have the same effect as a vote AGAINST this proposal. Broker non-votes, if any, will have no effect on the vote with respect to this proposal. The Say-on-Pay Proposal (Proposal 3) is advisory, and therefore not binding on us, the

Compensation Committee or our Board of Directors. However, our Board of Directors and our Compensation Committee value the opinion of our stockholders and will consider our stockholders’ opinion when making future compensation decisions for our named executive officers.

To be approved, the Reverse Stock Split Proposal (Proposal 4) must receive the affirmative vote of a majority of the votes cast by the holders of all shares of stock present or represented and voting on that proposal at the 2023 Annual Meeting. Since abstentions are not considered votes cast, they will have no effect on this proposal. Broker non-votes are not expected for this proposal because we believe this matter is a routine matter.

To be approved, the 2023 Subsidiaries Plan Proposal (Proposal 5) must receive the affirmative vote of a majority of the shares of the Company’s Common Stock, present in person or represented by proxy at the meeting and entitled to vote thereon. Abstentions, which are considered present and entitled to vote on this matter, will have the same effect as a vote AGAINST this proposal. Broker non-votes, if any, will have no effect on the vote with respect to this proposal.

To be approved, the Adjournment Proposal (Proposal 6) must receive the affirmative vote of a majority of the shares of the Company’s Common Stock, present in person or represented by proxy at the meeting and entitled to vote thereon. Abstentions, which are considered present and entitled to vote on this matter, will have the same effect as a vote AGAINST this proposal. Broker non-votes are not expected for this proposal because we believe this matter is a routine matter. If your shares are held in “street name” and you do not indicate how you wish to vote, your broker is permitted to exercise its discretion to vote your shares on certain “routine” matters. The only routine matters to be submitted to our stockholders at the 2023 Annual Meeting are the Auditor Ratification Proposal, the Reverse Stock Split Proposal and the Adjournment Proposal. If you do not direct your broker how to vote on the Auditor Ratification Proposal, the Reverse Stock Split Proposal or the Adjournment Proposal, your broker may exercise discretion and may vote your shares on such proposals in its discretion. None of our other proposals are routine matters. Accordingly, if you do not direct your broker how to vote for a director in Election of Directors Proposal or how to vote for the Say-on-Pay Proposal or the 2023 Subsidiaries Plan Proposal, your broker may not exercise discretion and may not vote your shares on such proposals.

On September 26, 2023, the Company entered into a settlement agreement with John William Shaw and Leo Patrick Shaw (the “Shaw Stockholders”) resolving a lawsuit initiated by the Company pursuant to which the Company received a three-month irrevocable proxy from the Shaw Stockholders giving the Company the right to vote the shares of Common Stock held by them. As of September 26, 2023, the Shaw Stockholders beneficially owned 3,970,100 shares which represents approximately 23.85% of the Company’s issued and outstanding Common Stock. Upon payment of $10,000, the Company may extend for 45 days the expiration date of the irrevocable proxies. At the 2023 Annual Meeting, the Company intends to vote the Shaw Stockholders’ shares FOR each of the director nominees named in the Election of Directors Proposal; FOR the Auditor Ratification Proposal; FOR the Say-on-Pay Proposal; FOR the Reverse Stock Split Proposal; FOR the 2023 Subsidiaries Plan Proposal; and FOR the Adjournment Proposal.

We encourage you to vote FOR each of the director nominees named in the Election of Directors Proposal; FOR the Auditor Ratification Proposal; FOR the Say-on-Pay Proposal; FOR the Reverse Stock Split Proposal; FOR the 2023 Subsidiaries Plan Proposal; and FOR the Adjournment Proposal.

Q:     What shares can I vote?

A:     You may vote or cause to be voted all shares owned by you as of the close of business on October 9, 2023, the Record Date. These shares include: (1) shares held directly in your name as a stockholder of record; and (2) shares held for you, as the beneficial owner, through a broker or other nominee, such as a bank.

Q:     How may I vote?

A:     You may either vote FOR each of the seven (7) nominees to the Board of Directors or you may WITHHOLD your vote for any nominee you specify. You may not cumulate your votes in the Election of Directors Proposal. With respect to each of the other proposals, you may vote FOR, AGAINST, or ABSTAIN.

The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may have your shares voted by proxy. We urge you to have your shares voted by proxy to ensure your vote is counted.

•        To have your shares voted using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the 2023 Annual Meeting, the proxyholder will vote your shares as you direct.

•        To have your shares voted through the internet follow the instructions on the enclosed proxy card to complete an electronic proxy card. You will be asked to provide the Company number and control number from the enclosed proxy card. Your internet vote must be received by 11:59 p.m. Eastern Time on December 5, 2023 to be counted.

•        To have your shares voted through the telephone dial the toll-free number on the enclosed proxy card using a touch-tone phone and follow the recorded instructions. You will be asked to provide the Company number and control number from the enclosed proxy card. Your telephone vote must be received by 11:59 p.m. Eastern Time on December 5, 2023 to be counted.

•        You or your proxyholder will be able to attend and vote at the 2023 Annual Meeting.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other nominee, you should have received a voting instruction form with these proxy materials from that organization rather than from Safe & Green. Follow the instructions from your broker, bank or other nominee included with these proxy materials, or contact your broker, bank or other nominee to request a proxy form. Internet and telephone voting may be available to beneficial owners. Please refer to the voting instruction form provided by your broker, bank or other nominee.

Q:     What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote at the 2023 Annual Meeting or by completing your proxy card or submitting your proxy via the internet or by telephone, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank, or other nominee how to vote your shares, the question of whether your broker will still be able to vote your shares depends on whether the New York Stock Exchange (the “NYSE”) deems the particular proposal to be a “routine” matter. Brokers can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholder, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation (say-on-pay) and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. We believe that Proposals 1, 3 and 5 will be treated by the NYSE as non-routine matters and Proposals 2, 4 and 6 will be treated by the NYSE as routine matters. Accordingly, your broker may register your shares as being present at the 2023 Annual Meeting for purposes of determining the presence of a quorum, but not vote your shares on Proposals 1, 3 and 5 without your instructions (referred to as broker non-votes), but may vote your shares on Proposals 2, 4 and 6 even in the absence of your instruction. This belief is based on preliminary guidance from the NYSE and may be incorrect or change before the 2023 Annual Meeting.

Q:     What if I return a proxy card or otherwise submit a proxy but do not make specific choices?

A:     If you are a record holder and return a signed and dated proxy card or otherwise submit a proxy without marking voting selections, your shares will be voted, as applicable, (1) FOR each of the seven (7) nominees for directors named herein; (2) FOR the Auditor Ratification Proposal; (3) FOR the Say-on-Pay Proposal; (4) FOR the Reverse Stock Split Proposal; (5) FOR the 2023 Subsidiaries Plan Proposal; and (6) FOR the Adjournment Proposal.

Q:     What should I do if I receive more than one proxy statement?

A:     You may receive more than one proxy statement. For example, if you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy statement. These should each be voted and/or returned separately in order to ensure that all of your shares are voted.

Q:     Where can I find the voting results of the 2023 Annual Meeting?

A:     We intend to announce preliminary voting results at the 2023 Annual Meeting and publish final results in a Current Report on Form 8-K, which will be filed within four (4) business days of the 2023 Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four (4) business days after the 2023 Annual Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four (4) business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

Q:     What happens if additional matters are presented at the 2023 Annual Meeting?

A:     Other than the six (6) items of business described in this proxy statement, we are not aware of any other business to be acted upon at the 2023 Annual Meeting. If you grant a proxy, the persons named as proxy holders, Paul Galvin, our Chief Executive Officer and Patricia Kaelin, our Chief Financial Officer, or either of them, will have the discretion to vote your shares on any additional matters properly presented for a vote at the 2023 Annual Meeting. If for any unforeseen reason any of our nominees are not available as a candidate for director, the persons named as proxy holders will vote your proxy for any one or more other candidates nominated by the Board of Directors.

Q:     How many shares are outstanding and how many votes is each share entitled?

A:     On the Record Date, there were 16,580,353 shares of Common Stock outstanding and entitled to vote. Each share of our Common Stock that is issued and outstanding as of the close of business on October 9, 2023, the Record Date, is entitled to be voted on all items being voted on at the 2023 Annual Meeting, with each share being entitled to one vote on each matter.

Q:     Who will count the votes?

A:     One or more inspectors of election will tabulate the votes.

Q:     Is my vote confidential?

A:     Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within Safe & Green or to anyone else, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; or (3) to facilitate a successful proxy solicitation.

Q:     Who will bear the cost of soliciting votes for the 2023 Annual Meeting?

A:     The Board of Directors is making this solicitation on behalf of Safe & Green, which will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. Certain of our directors, officers, and employees, without any additional compensation, may also solicit your vote by telephone, or by electronic communication. On request, we will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders. In addition to the use of the mail, proxies may be solicited by personal interview, telephone, telegram, facsimile and advertisement in periodicals and postings, in each case by our directors, officers and employees without additional compensation. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward solicitation materials to beneficial owners and will be reimbursed for their reasonable expenses incurred in so doing. We may request by telephone, facsimile, mail, electronic mail or other means of communication the return of the proxy cards. In addition, we have retained D.F. King & Co., Inc. to aid in the solicitation of proxies for this year. We will pay D.F. King & Co., Inc. fees of not more than $7,500 plus expense reimbursement for its services. We may request by telephone, facsimile, mail, electronic mail or other means of communication the return of the proxy cards. Please contact D.F. King & Co., Inc. toll-free at (800) 967-0261 with any questions you may have regarding our proposals.

Q:     When are stockholder proposals and director nominations due for next year’s annual meeting?

A.     Stockholders who intend to present proposals for inclusion in next year’s proxy materials at the 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) under SEC Rule 14a-8 must ensure that such proposals are received by the Corporate Secretary of the Company in writing not later than July 16, 2024 at Safe & Green Holdings Corp., 990 Biscayne Blvd., Suite 501, Office 12, Miami, Florida 33132. If you wish to submit a proposal (including a director nomination) at the 2024 Annual Meeting, you must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Generally, timely notice of any director nomination or other proposal that any stockholder intends to present at the 2024 Annual Meeting but does not intend to have included in the proxy materials prepared by the Company in connection with the 2024 Annual Meeting, must have been delivered in writing to the Corporate Secretary at the address above not less than 60 days nor more than 75 days before the first anniversary of the date on which the Company first mailed its proxy materials for the 2023 Annual Meeting. However, if we hold the 2024 Annual Meeting on a date that is advanced by more than 30 days prior to or delayed by more than 60 days after December 6, 2024, the one-year anniversary of the 2023 Annual Meeting, we must receive the notice not earlier than the close of business on the 120th day prior to the 2024 Annual Meeting and not later than the close of business on the later of the 90th day prior to the 2024 Annual Meeting or the 10th day following the day on which public announcement of the date of the 2024 Annual Meeting is first made. In addition, a stockholder’s notice must set forth the information required by our Amended and Restated Bylaws with respect to each stockholder making the proposal or nomination and each proposal or nomination that such stockholder intends to present at the 2024 Annual Meeting. All proposals should be addressed to the Corporate Secretary, Safe & Green Holdings Corp., 990 Biscayne Blvd., Suite 501, Office 12, Miami, Florida 33132.

In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees at the 2024 Annual Meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than October 7, 2024. If such meeting date is changed by more than 30 days before or after December 6, 2024, then notice pursuant to Rule 14a-19 must be provided by the later of 60 calendar days prior to the date of the 2024 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2024 Annual Meeting is first made.

See “Stockholder Proposals For the 2024 Annual Meeting.”

Q:     Who can help answer my questions?

A:     If you have any questions about the 2023 Annual Meeting or how to vote, submit a proxy or revoke your proxy, or you need additional copies of this proxy statement or voting materials, you should contact Corporate Secretary, Safe & Green Holdings Corp., 990 Biscayne Blvd., Suite 501, Office 12, Miami, Florida 33132, or by phone (646) 240-4235.

PROPOSAL 1
ELECTION OF DIRECTORS PROPOSAL

At the 2023 Annual Meeting, seven (7) nominees will be elected as directors. The following seven (7) current members: Paul Galvin (Chairman of the Board), Christopher Melton, David Villarreal, Shafron E. Hawkins, Vanessa Villaverde, Jill Anderson and Thomas Meharey have been nominated by the Nominating, Environmental, Social and Corporate Governance Committee and the Board of Directors of the Company for election as directors of the Company at the 2023 Annual Meeting. The Board of Directors believes that it is in the best interests of the Company to elect the above-described nominees, each to serve as a director until the next annual meeting of stockholders and until his/her successor shall have been duly elected and qualified. All of the nominees have consented to being named in this proxy statement and to serve as a director if elected. At the time of the 2023 Annual Meeting, if any of the nominees named above is not available to serve as director (an event that the Board of Directors does not currently have any reason to anticipate), all proxies may be voted for any one or more other persons that the Board of Directors designates in their place. It is the intention of the persons named as proxies to vote all shares of Common Stock for which they have been granted a proxy for the election of each of the nominees, each to serve as a director until the next annual meeting of stockholders and until his/her successor shall have been duly elected and qualified.

The Board of Directors believes that each of the nominees is highly qualified to serve as a member of the Board of Directors and each has contributed to the mix of skills, core competencies and qualifications of the Board of Directors. When evaluating candidates for election to the Board of Directors, the Nominating, Environmental, Social and Governance Committee and the Board of Directors seeks candidates with certain qualities that it believes are important, including experience, skills, expertise, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, conflicts of interest, those criteria and qualifications described in each director’s biography below and such other relevant factors that the Nominating Environmental, Social and Governance Committee considers appropriate in the context of the needs of the Board of Directors.

Director Nomination Process

The Nominating, Environmental, Social and Governance Committee evaluates and recommends director nominees for the Board’s consideration. Each of the director nominees for the 2023 Annual Meeting was evaluated and recommended by the Nominating, Environmental, Social and Governance Committee and unanimously approved by the Board of Directors.

Director Qualifications

The Nominating, Environmental, Social and Governance Committee has not established specific criteria or minimum qualifications that must be met by director nominees, but recognizes the value of nominating candidates who bring a variety of experiences, skills, perspectives and backgrounds to Board deliberations. The Nominating, Environmental, Social and Governance Committee, when identifying nominees to serves as directors of the Company, considers each nominee’s qualifications, including educational, business and professional experience, such as real estate, manufacturing and finance, and whether such nominee will satisfy the independence standards under the Nasdaq Capital Market (“Nasdaq”) and SEC rules and regulations. We do not have a set policy or process for considering diversity in identifying nominees, but strive to identity and recruit nominees with a broad diversity of experience, talents, professions, backgrounds, perspective, age, gender, ethnicity and country of citizenship, and who possess the commitment necessary to make a significant contribution to the Company. Board nominees should be committed to enhancing long-term stockholder value and should possess high standards of integrity and ethical behavior. The Nominating, Environmental, Social and Governance Committee may also consider other elements it deems appropriate.

We believe that the continuing service of qualified incumbent directors promotes stability and continuity in the function of the Board of Directors, contributing to the Board of Directors’ ability to work as a collective body, while giving us the benefit of the familiarity and insight into our affairs that our directors have accumulated during their tenure. Therefore, the Nominating, Environmental, Social and Governance Committee will generally re-nominate incumbent directors who continue to be qualified for Board of Directors service and are willing to continue in such role. If an incumbent director is not standing for re-election or if a vacancy occurs between annual stockholder meetings, the Nominating, Environmental, Social and Governance Committee will seek out potential candidates for Board of Directors appointment who meet the criteria for selection as a nominee and have the specific qualities or skills being sought. Director candidates will be selected based upon input from the members of the Board of Directors, senior management of the Company and, if the Committee deems appropriate, a third-party search firm.

Stockholder Recommendations

We will also consider director candidates submitted in writing by stockholders. A stockholder who wishes to nominate a person for election must provide written notice to the Company in accordance with the procedures set forth in our Amended and Restated Bylaws. Among other requirements, such notification shall contain certain background information and the consent of each nominee to serve as one our directors, if elected. Stockholder nominations for election to the Board of Directors for the 2024 Annual Meeting must be made by written notification. See “Stockholder Proposals For the 2024 Annual Meeting.”

All potential director candidates will be evaluated in the same manner, regardless of the source of the recommendation.

2023 Nominees for Election as Directors

The following table sets forth the nominees to be elected at the 2023 Annual Meeting, each nominee’s age as of the Record Date, the year each nominee joined the Board of Directors and each nominee’s current position with the Company:

THE NOMINEES

Name of Director or Executive Officer	Ages	Position	Served as an Officer and/or Director Since
Paul M. Galvin	60	Chairman of the Board, Chief Executive Officer	November 2011
Christopher Melton(2)(3)(5)(7)	51	Director	November 2011
David Villarreal	71	Director	May 2021
Shafron E. Hawkins(1)(3)(6)	48	Director	December 2022
Vanessa Villaverde(5)	42	Director	August 2023
Jill Anderson(1)(4)	49	Director	August 2023
Thomas Meharey	42	Director	October 2023

____________

(1)      Audit Committee Member

(2)      Audit Committee Chair

(3)      Compensation Committee Member

(4)      Compensation Committee Chair

(5)      Nominating, Environmental, Social and Governance Committee Member

(6)      Nominating, Environmental, Social and Governance Committee Chair

(7)      Lead Independent Director

Paul M. Galvin was appointed as a director and the Company’s Chief Executive Officer upon consummation of the reverse merger among CDSI Holdings Inc., CDSI Merger Sub, Inc., the Company, and certain stockholders of the Company on November 4, 2011 (the “Merger”). He was appointed as Interim Chief Financial Officer on May 18, 2022 a position he held until May 1, 2023. Mr. Galvin also serves as Chair of the Board of Directors of Safe and Green Development Corporation, the Company’s majority owned subsidiary since February 2021. Mr. Galvin is a founder of Safe & Green, LLC, the predecessor entity of the Company. He has served as the Chief Executive Officer of the Company since April 2009 and as a director of the Company since January 2007. Mr. Galvin has been a managing member of TAG Partners, LLC (“TAG”), an investment partnership formed for the purpose of investing in the Company, since October 2007. Mr. Galvin brings over 30 years of experience developing and managing real estate, including residential condominiums, luxury sales and market rate and affordable rental projects. Prior to his involvement in real estate, he founded a non-profit organization that focused on public health, housing and child survival, where he served for over a decade in a leadership position. During that period, Mr. Galvin designed, developed and managed emergency food and shelter programs through New York City’s Human Resources Administration and other federal and state entities. From November 2005 to June 2007, Mr. Galvin was Chief Operating Officer of a subsidiary of Yucaipa Investments, where he worked with religious institutions that needed to monetize underperforming assets. While there, he designed and managed systems that produced highest and best use analyses for hundreds of religious assets and used them to acquire and re-develop properties across the U.S. Mr. Galvin holds a Bachelor of Science in Accounting from LeMoyne College and a Master’s Degree in Social Policy from Fordham University. He was formerly an adjunct professor at Fordham University’s Graduate School of Welfare. Mr. Galvin previously served for 10 years on the Sisters of Charity Healthcare System Advisory Board and six years on the board of SentiCare, Inc. In 2011, the Council of Churches of New York recognized Mr. Galvin with an Outstanding Business Leadership Award.

We selected Mr. Galvin to serve on our Board because he brings extensive knowledge of the real estate and finance industries and managements experience. Mr. Galvin’s pertinent experience, qualifications, attributes and skills include his expertise in real estate development and management and finance.

Christopher Melton was appointed as a director of the Company upon consummation of the Merger on November 4, 2011. Mr. Melton is a licensed real estate salesperson in the State of South Carolina and Georgia and serves as a specialist Land Advisor with SVN Commercial Real Estate. Mr. Melton also serves on several public and private boards, including Safety Shot Inc. (f/k/a Jupiter Wellness, Inc.) since August 2019, and Safe and Green Development Corporation since April 2023, and SRM Entertainment since August 2023. From 2000 to 2008, Mr. Melton was a Portfolio Manager for Kingdon Capital Management (“Kingdon”) in New York City, where he ran an $800 million book in media, telecom and Japanese investment. Mr. Melton opened Kingdon’s office in Japan, where he set up a Japanese research company. From 1997 to 2000, Mr. Melton served as a Vice President at JPMorgan Investment Management as an equity research analyst, where he helped manage $500 million in REIT funds under management. Mr. Melton was a Senior Real Estate Equity Analyst at RREEF Funds in Chicago from 1995 to 1997. RREEF Funds is the real estate investment management business of Deutsche Bank’s Asset Management division. Mr. Melton earned a Bachelor of Arts in Political Economy of Industrial Societies from the University of California, Berkeley in 1995. Mr. Melton earned Certification from University of California, Los Angeles’s Anderson Director Education Program in 2014. Mr. Melton earned a Certificate in Cybersecurity for Managers from MIT in 2021 and a Certificate in AI Strategy from Cornell in 2023. We selected Mr. Melton to serve on our Board because he brings extensive knowledge of finance and the real estate industry. Mr. Melton’s pertinent experience, qualifications, attributes and skills include financial literacy and expertise, managerial experience and the knowledge and experience he has attained through his real estate investment and development activities. Mr. Melton has added professional certifications in Cybersecurity to strengthen Audit Committee oversight.

David Villarreal was appointed as a director of the Company on May 28, 2021 and has served as a director of Safe and Green Development Corporation since April 11, 2023 and its President and Chief Executive Officer since February 3, 2023. Mr. Villarreal’s career spans over 40 years in various management, business and leadership capacities, beginning in 1977 when he served as Deputy Mayor and Senior Deputy Economic Development Advisor, under Mayor Tom Bradley in the City of Los Angeles. He has served since August 2014 as the Chief Administrative Officer of Affinity Partnerships, LLC, a Costco national mortgage services platform provider, with annual closed loan production of $8+ billion through a network of ten national mortgage lenders. From March 2011 to August 2014, he served as the President — Corporate Business Development, of Prime Source Mortgage, Inc. From September 2008 to September 2012, he served as a Consultant to the International Brotherhood of Teamsters.

We selected Mr. Villarreal to serve on our Board because he brings extensive knowledge of mortgage and real estate industry. Mr. Villarreal’s pertinent experience, qualifications, attributes and skills include financial literacy and expertise, managerial experience and the knowledge and experience he has attained through his real estate investment activities.

Shafron Hawkins was appointed as a director of the Company in December of 2022. Shafron Hawkins’ career spans the industries of financial services, government and nonprofits. Hawkins started his career working for TD Waterhouse Securities in its active investors division before moving to Credit Suisse First Boston. In June 2002, Hawkins founded Hawkins Capital Group, where he served as Principal while helping raise acquisition capital for small companies. In 2016, Hawkins became a legislative fellow in the U.S. House of Representatives, advising a Way and Means Committee member and helping push forward the Simplifying America’s Tax System (SATS) plan. Soon after, Hawkins served as a U.S. Senate Tax and Trade Counsel where he worked to expand the Tax Cuts and Jobs Act to include the Opportunity Zones provision. Hawkins also served as Majority Staff Director for the Senate Finance

Subcommittee on Energy, Natural Resources, and Infrastructure, having previously served as Majority Staff Director for the Senate Finance Subcommittee on Fiscal Responsibility and Economic Growth. Upon leaving Capitol Hill, Hawkins founded the Opportunity Funds Association, an organization that helps advocate for Opportunity Zones and drive investments into underserved areas. In 2022, Hawkins worked with Congress to introduce the bi-partisan, bi-cameral Opportunity Zones Transparency Extension and Improvement Act which achieves the OFA member policy goals of increased investment and greater transparency in Opportunity Zones.

Mr. Hawkins earned his undergraduate degree in economics from The Ohio State University, his MBA from Columbia Business School as a Credit Suisse First Boston Fellow, and his JD from the Moritz College of Law at OSU. He is currently an adjunct professor at the Cleveland State University College of Law.

We selected Mr. Hawkins to serve on our Board because he brings extensive knowledge with respect to the financial services, government and nonprofit industries. Mr. Hawkins’s pertinent experience, qualifications, attributes and skills include financial literacy and expertise, managerial experience and the knowledge and experience he has attained through his financial services, government and nonprofit activities.

Jill Anderson was appointed as a director of the Company in August 2023. Ms. Anderson has over twenty years of in-house and law firm experience counseling life sciences and healthcare companies on a variety of business issues and transactions, including corporate, regulatory, data privacy and security, employment, marketing and sales, real estate and litigation matters. Since August 2020, Ms. Anderson has served as Chief Legal Officer and Privacy Officer of miR Scientific, a precision healthcare company committed to transforming cancer management globally by developing non-invasive tests for the detection and risk classification of cancers. From December 2006 to August 2020, Ms. Anderson was a partner in the Healthcare and Privacy & Cybersecurity departments at the law firm of Moses & Singer LLP in New York City. Before that, Ms. Anderson held legal roles at Dana-Farber Cancer Institute and Mass General Brigham (formerly Partners Healthcare System). Ms. Anderson also serves on the Board of Directors of Fight Cancer Global, a nonprofit organization dedicated to creating patient-centric solutions which unite all constituents to end the isolation for cancer patients globally. Ms. Anderson successfully completed training at the 2023 Program on Corporate Compliance and Enforcement (PCCE) at NYU School of Law in Board Governance, Board Effectiveness, Risk Management, ESG and DEI. Ms. Anderson earned her J.D. at Widener University School of Law and holds a Bachelor of Science degree in Pre-Medicine from Rutgers University.

We selected Ms. Anderson to serve on our Board because she brings extensive knowledge with respect to the healthcare industry. Ms. Anderson’s pertinent experience, qualifications, attributes and skills include scientific expertise, managerial experience and the knowledge and experience she has attained through her healthcare experience.

Vanessa Villaverde was appointed as a director of the Company in August 2023. Ms. Villaverde is an accomplished healthcare executive with over twenty years of experience. Ms. Villaverde currently leads innovation investments on behalf of the California Healthcare Foundation, an organization committed to addressing healthcare needs for the low-income population of California, where she has served as Senior Program Investment Officer since April 2023. From April 2022 to April 2023, Ms. Villaverde served as a Scout for Vamos Ventures Fund I, a venture fund focused on early-stage investments in technology-enabled companies led by Latino and other diverse founders. Since April 2022, Ms. Villaverde has served as a board member and healthcare mentor at Founders and Funders of Color, non-profit organization committed to bridging the gap in funding and resources available for Black and Latina/o entrepreneurs. From March 2020 to April 2023, Ms. Villaverde served as the Head of Risk Transfer Strategy at Caresyntax, a digital surgery platform company. From February 2018 to March 2020, Ms. Villaverde served as Senior Director, Commercial Strategy and Implementation, at Remedy Partners, a health tech company. Ms. Villaverde earned master’s Degrees from the University of Texas at Dallas and Georgetown University’s School of Nursing, as well as a Bachelor of Arts in Law, Jurisprudence, and Social Thought from Amherst College.

We selected Ms. Villaverde to serve on our Board because she brings extensive knowledge with respect to the healthcare industry. Ms. Villaverde’s pertinent experience, qualifications, attributes and skills include scientific expertise, managerial experience and the knowledge and experience she has attained through her healthcare experience.

Thomas Meharey was appointed as director of the Company in October 2023. Mr. Meharey currently serves as a Vice President and board member for kathy ireland Worldwide, a global lifestyle company (“kiWW”). Mr. Meharey was appointed Vice President of kiWW in 2007 and as a board member of kiWW in 2017. During his time with kiWW, Mr. Meharey launched the MIVI Millennial brand for men and women alongside global lifestyle designer Kathy Ireland. From 2003 to 2007, Mr. Meharey served as the Director of kathy ireland Weddings and Resorts, where he managed a portfolio of properties in excess of $40 million dollars. In 2004, Mr. Meharey founded a general contracting business in Hawaii, where he managed projects ranging from modest homes to multi-million dollar estates. Mr. Meharey served our country as a marine from 1999-2003.

We selected Mr. Meharey to serve on our Board due to his leadership skills and experience, his expertise in scaling businesses and his knowledge of the luxury brand, advertising, real estate and construction industries.

Vote Required

The affirmative vote of a plurality of the votes cast, either in person or by proxy, at the 2023 Annual Meeting is required for the election of these nominees as directors. You may vote FOR or WITHHOLD authority to vote for each of the nominees for director. Withheld votes and broker non-votes, if any, will have no effect on the outcome of the vote as long as each nominee receives at least one FOR vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE SEVEN
NOMINEES LISTED ABOVE AS DIRECTORS

CORPORATE GOVERNANCE

Stockholder Communications with Directors

The Board of Directors has established a process to receive communications from stockholders. Stockholders may contact any member or all members of the Board of Directors, any Board committee, or any chair of any such committee by mail. To communicate with the Board of Directors, any individual director or any group or committee of directors, correspondence should be addressed to the Board of Directors or any such individual director or group or committee of directors by either name or title. All such correspondence should be sent “c/o Corporate Secretary” at Safe & Green Holdings Corp., 990 Biscayne Blvd., Suite 501, Office 12, Miami, Florida 33132.

All communications received as set forth in the preceding paragraph will be opened by the office of our Corporate Secretary and the Corporate Secretary’s office will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed. The Board of Directors has instructed the Corporate Secretary to forward stockholder correspondence only to the intended recipients, and has also instructed the Corporate Secretary to review all stockholder correspondence and, in the Corporate Secretary’s discretion, refrain from forwarding any items deemed to be of a commercial or frivolous nature or otherwise inappropriate for the Board of Directors’ consideration. Any such items may be forwarded elsewhere in our company for review and possible response.

The Board and its Committees

Below is information regarding certain de-identified personal characteristics of our Board, utilizing the template included in the related Nasdaq Stock Market (“Nasdaq”) rules. Each term used in the table has the meaning given to it in the rule and related instructions.

Board Diversity Matrix (as of November 1, 2023)
Total Number of Directors	7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	5	—	—
Part II: Demographic Background
African American or Black	—	1	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	1	1	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	3	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	—	—	—	—

Board Leadership Structure

The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure to provide independent oversight of management. Our Board is currently led by a Chair of the Board who also serves as our Chief Executive Officer. The Board understands that the right Board leadership structure may vary depending on the circumstances, and our independent directors periodically assess these roles and the Board leadership to ensure the leadership structure best serves the interests of the Company and stockholders.

Mr. Galvin currently holds the Chairman and Chief Executive Officer roles. Mr. Melton currently serves as the Lead Independent Director appointed by the majority of the Board. Mr. Villarreal served as our Lead Independent Director until February 2023 when he was appointed President and Chief Executive Officer of Safe and Green Development Corporation and was no longer independent.

The responsibilities of the Lead Independent Director include, among others: (i) serving as primary intermediary between non-employee directors and management; (ii) approving the agenda and meeting schedules for the Board; (iii) advising the Chairman of the Board as to the quality, quantity and timeliness of the information submitted by management to directors; (iv) recommending director candidates and selections for the membership and chairman position for each committee of the Board; (v) calling meetings of independent directors; and (vi) serving as liaison for consultation and communication with stockholders.

We believe the current leadership structure, with combined Chair and Chief Executive Officer roles and a Lead Independent Director, best serves the Company and its stockholders at this time. Mr. Galvin possesses detailed and in-depth knowledge of the Company and the industry and the issues, opportunities and challenges we face, and is best positioned to ensure the most critical business issues are brought for consideration by the Board. In addition, having one leader serving as both the Chair and Chief Executive Officer provides decisive, consistent and effective leadership, as well as clear accountability to our stockholders and customers. This enhances our ability to communicate our message and strategy clearly and consistently to our stockholders, employees, customers and suppliers, particularly during times of turbulent economic and industry conditions. The Board believes the appointment of a strong Lead Independent Director and the use of regular executive sessions of the non-management directors, along with a majority the Board being comprised of independent directors, allow it to maintain effective oversight of management. We believe that the combination of the Chair and Chief Executive Officer roles is appropriate in the current circumstances and, based on the relevant facts and circumstances, separation of these offices would not serve our best interests and the best interests of our stockholders at this time.

Director Independence

Nasdaq Listing Rule 5605 requires a majority of a listed company’s board to be comprised of independent directors. In addition, the Nasdaq Listing Rules require that, subject to specified exceptions, each member of a listed company’s audit and compensation committees be independent under the Exchange Act. Members of the Audit Committee and Compensation Committee must also satisfy the independence criteria set forth in Rules 10A-3 and 10C-1 under the Exchange Act, respectively. Under Nasdaq Listing Rule 5605(a)(2), a director will only qualify as an “independent director” if, in the opinion of the Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Exchange Act Rule 10A-3, an Audit Committee member may not, other than in his or her capacity as a member of the Audit Committee, the Board or any other committee of the Board, accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries, or otherwise be affiliated with the Company or any of its subsidiaries. In order for Compensation Committee members to be considered independent for purposes of Exchange Act Rule 10C-1, the Board must consider all factors specifically relevant to determining whether a director has a relationship to the Company that is material to that director’s ability to be independent from management in connection with the duties of a Compensation Committee member, including, but not limited to: (1) the source of compensation of the director, including any consulting advisory or other compensatory fee paid by the Company to the director; and (2) whether the director is affiliated with the Company or any of its subsidiaries or affiliates.

The Board has reviewed the materiality of any relationship that each of our directors has with the Company and has determined that each of Mr. Hawkins, Mr. Melton, Ms. Anderson, Ms. Villaverde and Mr. Meharey, is “independent” in accordance with the Nasdaq Listing Rules. Mr. Galvin is not considered “independent” due to his executive position with the Company and Mr. Villarreal is not considered “independent” due to his executive position with Safe and Green Development Corporation. As such independent directors comprise a majority of our Board and the members of our Audit, Compensation, and Nominating, Environmental, Social and Corporate Governance Committees are fully independent.

Board and Committee Responsibilities

Generally

The Board is the ultimate decision-making body of the Company, except with respect to those matters to be decided by the stockholders. It selects the Chief Executive Officer and other members of the senior management team, which is charged with the conduct of the Company’s day-to-day business. The Board acts as an advisor and counselor to senior management and ultimately monitors its performance. The function of the Board to monitor the performance of senior management is facilitated by the presence of non-employee directors who have substantive knowledge of the Company’s business.

Our Board has established a separate standing Audit Committee, Compensation Committee and Nominating, Environmental, Social and Corporate Governance Committee. Each of the Audit Committee, Compensation Committee and Nominating, Environmental, Social and Corporate Governance Committee operates pursuant to a written charter, a copy of which may be viewed on the Company’s website at https://www.safeandgreenholdings.com under the “Investors — Governance” tab.

Committees of the Board of Directors

The Board of Directors has a standing Audit Committee, Compensation Committee, Nominating, Environmental, Social and Corporate Governance Committee. The following table shows the directors who are currently members or Chairman of each of these committees.

Board Members	Audit Committee	Compensation Committee	Nominating Environmental, Social and Corporate Governance Committee
Paul M. Galvin	—	—	—
David Villarreal	—	—	—
Christopher Melton*	Chair	Member	Member
Shafron Hawkins	Member	Member	Chair
Vanessa Villaverde	—	—	Member
Jill Anderson	Member	Chair	—
Thomas Meharey	—	—	—

____________

*        Christopher Melton serves as our Lead Independent Director.

Audit Committee

The members of our Audit Committee are Mr. Melton, who serves as chairperson, Mr. Hawkins and Ms. Anderson. The Audit Committee Charter requires that the Audit Committee consist of at least three members of the Board, each of whom is required to be independent as defined by Nasdaq and SEC rules. The Board has determined that each member of the Audit Committee is independent, as defined by Rule 10A-3 of the Exchange Act and Nasdaq Marketplace Rule 5605(a)(2). The Board has also determined that Mr. Melton is an “audit committee financial expert,” as defined in Item 407(d)(5) of Regulation S-K under the Exchange Act.

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm. Functions of the Audit Committee include, but are not limited to, reviewing the results and scope of the audit performed, and the financial recommendations provided by, our independent registered public accounting firm and coordinating the Board’s oversight of our internal financing and accounting processes.

All audit services to be provided to the Company by our independent public accounting firm, Whitley Penn LLP, are pre-approved by the Audit Committee prior to the initiation of such services (except for items exempt from pre-approval requirements under applicable laws and rules). The Audit Committee approved all services provided by Whitley Penn LLP to us during 2022.

Compensation Committee

The members of our Compensation Committee are Ms. Anderson, who serves as chairperson, Mr. Melton and Mr. Hawkins. The Compensation Committee Charter requires that the Compensation Committee consist of at least two members of the Board, each of whom is required to be independent as defined by Nasdaq rules. The Board has determined that each member of the Compensation Committee is independent, as defined in Nasdaq Marketplace Rule 5605(a)(2).

Functions of the Compensation Committee, include, but are not limited to: reviewing and approving, or recommending the Board approve, compensation arrangements for our executive officers, including salary and payments under the Company’s equity-based plans; reviewing compensation for non-employee directors and recommending changes to the Board; and administering our stock compensation plans. Our principal executive officer annually reviews the performance of each of the named executive officers and other officers and makes recommendations regarding the compensation of the named executive officers and other officers and managers of the company, while the Compensation Committee reviews the performance of our principal executive officer. The conclusions and recommendations resulting from our principal executive officer’s review are then presented to the Compensation Committee for its consideration and approval. The Compensation Committee can exercise its discretion in modifying any of our principal executive officer’s recommendations. The Compensation Committee may delegate its authority to a subcommittee of its members.

In performing its functions, the Compensation Committee may retain or obtain the advice of compensation consultants, legal counsel and other advisors. In 2021, the Compensation Committee engaged Haigh & Company as its independent compensation consultant. With the assistance of Haigh & Company, the Compensation Committee developed and implemented an organizational framework covering salary, annual bonus and equity ownership, with the goal of attracting and retaining talented individuals who are critical to the Company’s long-term success and aligning pay with performance. Based on the information received from the consultant, the Compensation Committee believes that the work Haigh & Company performed in 2021 did not raise a conflict of interest and that it was fully independent. The Compensation Committee had previously engaged Haigh & Company in September 2020 as its independent compensation consultant.

Nominating, Environmental, Social and Corporate Governance Committee

The Nominating, Environmental, Social and Corporate Governance Committee is currently comprised of Mr. Hawkins, who serves as chairperson, Mr. Melton, and Ms. Villaverde. The Nominating, Environmental, Social and Corporate Governance Committee Charter requires that the Nominating, Environmental, Social and Corporate Governance Committee consist of at least two members of the Board, each of whom is required to be independent as defined by Nasdaq rules. The Board has determined that each member of the Nominating, Environmental, Social and Corporate Governance Committee is independent, as defined in Nasdaq Marketplace Rule 5605(a)(2). Specific responsibilities of the Nominating, Environmental, Social and Corporate Governance Committee include: (i) considering and recommending to the Board, candidates for election to the Board; (ii) considering recommendations and proposals submitted by stockholders in respect of Board nominees, establishing policies in respect of such recommendations and proposals (including stockholder communications with the board of directors), and recommending any action to the Board in respect of such stockholder recommendations and proposals; (iii) identifying, evaluating and recommending to the board of directors, candidates to serve on committees of the Board; (iv) assessing the performance of the Board; (v) reviewing the Company’s sustainability and societal impact and (vi) reviewing risk governance structure, risk assessment and risk management practices and guidelines, policies and processes for risk assessment and risk management, including cyber security measures.

Role of the Board in Risk Oversight

Our executive officers are responsible for the day-to-day management of risks the Company faces, while our Board has an advisory role in the Company’s risk management process, as a whole and at the committee level, and, in particular, the Board is responsible for monitoring and assessing strategic and operational risk exposures, including cybersecurity risk. The Board and committees rely on the representations of management, the external audit of our financial and operating results, our systems of internal control and our historic practices when assessing the Company’s risks. The Audit Committee oversees management of financial risk exposures and the steps management has taken to monitor and control these exposures, and additionally provides oversight of internal controls. The Compensation Committee, in conjunction with the Audit Committee, assesses and monitors whether any of the Company’s compensation policies and programs have the potential to encourage excessive risk-taking. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed about such risks by committee reports, as well as advice and counsel from expert advisors.

Family Relationships

There are no family relationships between the directors of the Board or any of the executive officers of the Company.

Conduct of Board Meetings

The Chairman sets the agenda for Board meetings with the understanding that the Board is responsible for providing suggestions for agenda items that are aligned with the advisory and monitoring functions of the Board. Agenda items that fall within the scope of responsibilities of a committee of the Board are reviewed with the chair of that committee. Any member of the Board may request that an item be included on the agenda. Board materials related to agenda items are provided to Board members sufficiently in advance of Board meetings to allow the directors to prepare for discussion of the items at the meeting. At the invitation of the Board, members of senior management recommended by the Chairman attend Board meetings or portions thereof for the purpose of participating in discussions.

Code of Business Conduct and Ethics

Our Board has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including our principal executive officer, principal financial officer and principal accounting officer. The Code of Business Conduct and Ethics is posted on our website at https://www.safeandgreenholdings.com under the “Investors — Governance” tab, and is available free of charge, upon request to our Corporate Secretary at Safe & Green Holdings Corp., 990 Biscayne Blvd., Suite 501, Office 12, Miami, Florida 33132; telephone number: (646) 240-4235. Any substantive amendment of the Code of Business Conduct and Ethics, and any waiver of the Code of Business Conduct and Ethics for executive officers or directors, will be made only after approval by the Board or a committee of the Board and will be disclosed on our website. In addition, any such waiver will be disclosed within four days on a Form 8-K filed with the SEC if then required by applicable rules and regulations.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the SEC reports of beneficial ownership and reports of changes in beneficial ownership in the Company’s securities. Based solely upon a review of Forms 3, 4 and 5, and amendments thereto, filed electronically with the SEC during the year ended December 31, 2022, the Company believes that with the exception of: (i) a Form 4 filing that was made by William Rogers on May 10, 2023 with respect to 24 transactions: and (ii) two Form 4 filings that were made by Paul Galvin on May 10, 2023 with respect to a total of 49 transactions, all Section 16(a) filings applicable to its directors, officers, and 10% stockholders were filed on a timely basis.

Anti-Hedging and Anti-Pledging Policy

We maintain an insider trading policy that applies to our officers and directors that prohibits trading our securities when in possession of material non-public information. It also prohibits the hedging of our securities, including short sales or purchases or sales of derivative securities based on our securities, and, unless an exemption is approved by our Audit Committee, the pledging of our securities. Since the adoption of our insider trading policy, the Audit Committee has not granted any such exemptions to the policy’s general prohibition on pledging.

Ad Hoc Committees

From time-to-time we establish ad hoc committees to address particular matters.

Board and Committee Meetings

During our fiscal year ended December 31, 2022, the Board of Directors held 8 meetings. During our fiscal year ended December 31, 2022, our Audit Committee, Compensation Committee and Nominating, Environmental, Social and Corporate Governance Committee met 4 times, 3 times, and 2 times, respectively. Each of our incumbent directors that were directors during our fiscal year ended December 31, 2022 attended no less than 75% of the meetings of the Board of Directors and Board committees on which such director served during 2022.

Director Attendance at Annual Meetings

Our directors are encouraged, but not required, to attend the Annual Meeting of Stockholders. Paul Galvin attended the 2022 Annual Meeting of Stockholders in person and our other directors did not attend the 2022 Annual Meeting of Stockholders.

DIRECTOR COMPENSATION

Compensation Program

Our director compensation program is designed to attract and retain highly qualified directors and align their interests with those of our stockholders. We compensate directors who are not employed by the Company with a combination of cash and equity awards. Mr. Galvin did not receive any compensation for serving on our Board in 2022.

The Compensation Committee reviews the director compensation program and recommends proposed changes for approval by the Board. As part of this review, the Compensation Committee considers the significant amount of time expended, and the skill level required, by each director not employed by the Company in fulfilling his or her duties on the Board, each director’s role and involvement on the Board and its committees and the market compensation practices and levels of our peer companies.

During its annual review of the director compensation program in 2020, the Compensation Committee considered an analysis prepared by its independent consultant, Haigh & Company, which summarized director compensation trends for independent directors and pay levels at the same peer companies used to evaluate the compensation of our named executive officers. Following this review, and after considering the advice of Haigh & Company about market practices and pay levels, the Compensation Committee recommended, and the Board approved, the compensation program for non-employee directors described below, which remained in effect during 2022.

Cash Fees

The following table sets forth the cash fee schedule for compensating non-employee directors from January 2022 through December 2022:

1/22 – 12/22
Annual Board Retainer	$40,000
Lead Independent Director	$12,500
Audit Committee Chair	$12,500
Compensation Committee Chair	$12,500
Nominating, Environmental, Social and Corporate Governance Committee Chair	$7,500

The above fees are paid quarterly in four equal installments, to each person serving as a non-employee director at the time when such payment is made. Non-employee directors may choose to receive the annual Board retainer as equity in restricted stock units (“RSUs”) effective January 15 of the year in which the annual cash retainer is otherwise earned. Among other things, each RSU granted represents the right to receive one share of Common Stock; vests one year after grant, subject to the recipient’s continued service as a director of the Company through such date; and is payable six months after the termination of the director from the Board or death or disability. Directors receive no additional per-meeting fee for Board or committee meeting attendance.

Annual Equity Awards

In addition, pursuant to the Company’s Stock Incentive Plan, as amended (the “Plan”), during 2022 non-employee directors received an annual grant of RSUs with a grant date value of approximately $26,000. The RSUs were issued on November 18, 2022 and vest quarterly over two years from the date of grant and, if earlier, in full on the date of the 2023 Annual Meeting of Stockholders.

Additional Compensation

In connection with special committees that the Board may form from time to time in connection with various transactions or undertakings, the Board may award additional compensation to the directors, in its discretion, for membership on such special committees. The Board may, from time to time, grant additional merit-based cash or equity compensation to non-employee directors for extraordinary service. All directors are reimbursed for expenses incurred in connection with each Board and committee meeting attended.

2022 Director Compensation

The following table sets forth information regarding all forms of compensation that were both earned by and paid to our non-employee directors during the year ended December 31, 2022. The compensation arrangements for Mr. Galvin is disclosed in the Summary Compensation Table set forth in the “Executive Compensation” section of this proxy statement. Mr. Galvin did not receive compensation for his services as a director during the year ended December 31, 2022.

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1)	All Other Compensation ($)	Total
Yaniv Blumenfeld(2)	$40,000	$26,000	$—	$66,000
Margaret Coleman(3)	$35,626	$—	$—	$35,626
Christopher Melton	$52,500	$26,000	$—	$78,500
Joseph Safina(4)	$40,000	$26,000	$—	$66,000
David Villarreal	$65,000	$26,000	$—	$91,000
Shafron Hawkins(5)	$—	$—	$—	$—

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(1)      This column indicates the aggregate grant date fair value, as determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation (“FASB ASC Topic 718”), of the RSUs granted in November 2022. See “Note 19 — Share-based Compensation” of the Notes to Consolidated Financial Statements contained in our Annual Report on Form 10-K for the year ended December 31, 2022 for an explanation of the assumptions made in valuing these awards.

(2)      Mr. Blumenfeld resigned as a Board member on April 28, 2023.

(3)     Ms. Coleman resigned as a Board member effective October 1, 2022.

(4)      Mr. Safina resigned as a Board member on December 20, 2022.

(5)      Mr. Hawkins joined the Board on December 22, 2022.

The aggregate number of option and stock awards outstanding (including exercisable and unexercised stock options and vested and unvested RSUs) as of December 31, 2022 for each non-employee director was as follows:

Name	Option Awards (#)	Stock Awards (#)
Yaniv Blumenfeld	—	50,625
Margaret Coleman	—	32,754
Christopher Melton	833	50,625
Joseph Safina	—	31,834
David Villarreal	—	31,834
Shafron Hawkins	—	—

Changes to Director Compensation Program Beginning in Fiscal 2023

During its annual review of the director compensation program in 2022, the Compensation Committee recommended, and the Board approved, a new compensation program for non-employee directors for 2023 as follows: (i) an annual cash retainer of $80,000 which is paid in quarterly installments, and (ii) an annual equity grant of restricted stock units under the Plan with a grant date value of approximately $80,000 that will vest quarterly over two years, subject to continued service as a director through such date.

PROPOSAL 2

AUDITOR RATIFICATION PROPOSAL

The Audit Committee of the Board of Directors has appointed Whitley Penn LLP, an independent registered accounting firm, to audit the books and financial records of the Company for the year ending December 31, 2023. Safe & Green is asking its stockholders to ratify the appointment of Whitley Penn LLP as Safe & Green’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

A representative of Whitley Penn LLP is expected to be present either virtually or via teleconference at the 2023 Annual Meeting and available to respond to appropriate questions and will have the opportunity to make a statement if he or she desires to do so.

Ratification of the appointment of Whitley Penn LLP by our stockholders is not required by law, our Amended and Restated Bylaws or other governing documents. As a matter of policy, however, the appointment is being submitted to our stockholders for ratification at the 2023 Annual Meeting. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether to retain that firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in our best interest and the best interests of our stockholders.

Required Vote

The affirmative vote of a majority of the shares present in person or represented by proxy at the 2023 Annual Meeting will be required to approve the ratification of the appointment of the registered public accounting firm. Abstentions will have the effect of a vote AGAINST this proposal. We do not expect there to be any broker-non-votes since this is a routine matter for which brokers may vote in their discretion if beneficial owners of our stock do not provide voting instructions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE SELECTION OF WHITLEY PENN LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING DECEMBER 31, 2023.

AUDIT COMMITTEE REPORT1

The Audit Committee of the Board of Directors of Safe & Green reviewed and discussed Safe & Green’s audited consolidated financial statements as of and for the year ended December 31, 2022 with the management of Safe & Green and Whitley Penn LLP, Safe & Green’s independent registered public accounting firm. Further, the Audit Committee discussed with Whitley Penn LLP the matters required by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC, and other applicable regulations, relating to the firm’s judgment about the quality, not just the acceptability, of Safe & Green’s accounting principles, the reasonableness of significant judgments and estimates, and the clarity of disclosures in the consolidated financial statements.

The Audit Committee also has received the written disclosures and the letter from Whitley Penn LLP required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, which relate to Whitley Penn LLP’s independence from Safe & Green, and has discussed with Whitley Penn LLP its independence from Safe & Green. The Audit Committee has concluded that the independent registered public accounting firm is independent from Safe & Green and its management. The Audit Committee also reviewed management’s report on its assessment of the effectiveness of Safe & Green’s internal control over financial reporting. In addition, the Audit Committee reviewed key initiatives and programs aimed at strengthening the effectiveness of Safe & Green’s internal and disclosure control structure. The members of the Audit Committee are not our employees and are not performing the functions of auditors or accountants. Accordingly, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee’s considerations and discussions referred to above do not constitute assurance that the audit of our consolidated financial statements has been carried out in accordance with the standards of the PCAOB or that our auditors are in fact independent.

Based on the reviews, reports and discussions referred to above, the Audit Committee of the Board of Directors approved, that Safe & Green’s audited consolidated financial statements for the year ended December 31, 2022 and management’s assessment of the effectiveness of Safe & Green’s internal control over financial reporting be included in Safe & Green’s 2022 Annual Report for filing with the SEC. The Audit Committee has recommended, and the Board of Directors has approved the appointment of Whitley Penn LLP as Safe & Green’s independent registered public accounting firm for the year ending December 31, 2023.

Submitted by the Audit Committee of the Board of Directors.
Christopher Melton
Shafron Hawkins

**Jill Anderson does not appear as a signatory to this Audit Committee Report because she was appointed to the Audit Committee on August 30, 2023 and therefore was not a member of the Audit Committee during the fiscal year ended December 31, 2022.

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not incorporated by reference in any filing of Safe & Green Holdings Corp. under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Fees Paid to the Independent Registered Public Accounting Firm

The following table represents the aggregate fees including expenses billed to us for the years ended December 31, 2022 and 2021 by our auditors:

	Year ended December 31, 2022	Year ended December 31, 2021
Audit fees(1)	$251,500	$225,000
Tax fees	—	—
Audit related fees	—	—
All other fees	—	—
Total fees	$251,500	$225,000

____________

(1)      Audit fees include fees paid to Whitley Penn LLP for professional services rendered for the audit for our annual financial statements and reviews of the financial statements included in our Quarterly Reports on Form 10-Q and fees related to securities registration statements and related comfort letter procedures. No other services were performed for us by Whitley Penn LLP in 2022 or 2021.

The Audit Committee has implemented pre-approval procedures consistent with the rules adopted by the SEC. All audit services to be provided to the Company by our independent public accounting firm, Whitley Penn LLP, are pre-approved by the Audit Committee prior to the initiation of such services (except for items exempt from pre-approval requirements under applicable laws and rules). The Audit Committee has determined that the provision of the services by Whitley Penn LLP reported hereunder had no impact on its independence. The Audit Committee pre-approved all of the audit services provided by our independent registered public accounting firm to us during the fiscal years ended December 31, 2022 and December 31, 2021.

PROPOSAL 3

THE ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Exchange Act, we are providing stockholders with the opportunity to cast an advisory, non-binding vote regarding the compensation of our named executive officers. The advisory stockholder vote to approve the compensation of our named executive officers is often referred to as the “say-on-pay vote.” This say-on-pay vote will not be binding on us, the Board of Directors, or the Compensation Committee. The most recent advisory vote on named executive officer compensation was held at our 2022 Annual Meeting, and our stockholders voted in favor of the compensation of our named executive officers. At the 2018 Annual Meeting, stockholders approved, by advisory vote, an annual frequency for future advisory votes on the compensation of our named executive officers. This advisory vote was accepted by our Board of Directors. Stockholders are expected to have the opportunity to vote on the frequency of future votes on named executive officer compensation, which will occur no later than the Company’s 2024 Annual Meeting.

This proposal allows our stockholders to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation or any single compensation philosophy, policy or practice, but rather the overall compensation of our named executive officers as described in this proxy statement.

We are asking our stockholders to indicate their support for the compensation of our named executive officers by voting FOR the following advisory, non-binding resolution at our 2023 Annual Meeting:

“RESOLVED, that the stockholders of Safe & Green Holdings Corp. approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement for the 2023 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table and the other related tables and disclosure.”

While the Board of Directors values the opinions of our stockholders, this vote is advisory and is not binding on the Company, the Board of Directors or the Compensation Committee. We will consider the results of the vote, along with other relevant factors, when evaluating our executive compensation practices and considering future executive compensation arrangements.

Vote Required

This proposal requires the affirmative vote of a majority of the total number of shares present in person or represented by proxy at the meeting and entitled to vote on this matter. Abstentions will count as a vote AGAINST this proposal, and broker non-votes will have no effect on the vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS, PURSUANT TO THE ABOVE NON-BINDING RESOLUTION.

PROPOSAL 4

THE REVERSE STOCK SPLIT PROPOSAL

The Board of Directors has adopted a resolution setting forth a proposed amendment to the Amended and Restated Certificate of Incorporation to effect a reverse stock split of the issued and outstanding shares of Common Stock (plus treasury shares), a copy of which is set forth in the certificate of amendment annexed to this proxy statement as Annex A, declared such amendment advisable, and is recommending that our stockholders approve, such proposed amendment. Such amendment will be effected after stockholder approval thereof only in the event the Board of Directors still deems it advisable. Holders of the Common Stock are being asked to approve the proposal that Article FOURTH of the Amended and Restated Certificate of Incorporation be amended to effect a reverse stock split of the Common Stock at a ratio in the range of one (1) share of Common Stock for every ten (10) shares of Common Stock to one (1) share of Common Stock for every twenty (20) shares of Common Stock. If the Reverse Stock Split is approved by our stockholders and if a certificate of amendment is filed with the Secretary of State of the State of Delaware, the certificate of amendment to the Amended and Restated Certificate of Incorporation will effect the Reverse Stock Split by reducing the issued number of shares of Common Stock. If the Board of Directors does not implement an approved Reverse Stock Split prior to the one-year anniversary of this meeting, this vote will be of no further force and effect and the Board will again seek stockholder approval before implementing any reverse stock split after that time. The Board of Directors may abandon the proposed amendment to effect the Reverse Stock Split at any time prior to its effectiveness, whether before or after stockholder approval thereof.

As of the Record Date, the Company had 16,647,771 shares of Common Stock issued and 16,580,353 shares of Common Stock issued and outstanding. For purposes of illustration, if the Reverse Stock Split is effected at a ratio of 1-for-10, the number of issued and outstanding shares of Common Stock after the Reverse Stock Split would be approximately 1,658,035 shares. The Board of Directors’ decision as to whether and when to effect the Reverse Stock Split will be based on a number of factors, including market conditions, existing and expected trading prices for the Common Stock, and the continued listing requirements of the Nasdaq Capital Market. See below for a discussion of the factors that the Board considered in determining the Reverse Stock Split Ratio range, some of which included, but was not limited to, the following: the historical trading price and trading volume of the Common Stock; the expected impact of the Reverse Stock Split on the trading market for the Common Stock in the short-term and long-term, and general market, economic conditions, and other related conditions prevailing in our industry.

The Reverse Stock Split, if effected, will not change the number of authorized shares of Common Stock or Preferred Stock, or the par value of Common Stock or Preferred Stock; however, effecting the Reverse Stock Split will provide for additional shares of authorized but unissued shares of Common Stock. As of the date of this proxy statement, our current authorized number of shares of Common Stock is sufficient to satisfy all of our share issuance obligations and current share plans and we do not have any current plans, arrangements or understandings relating to the issuance of the additional shares of authorized Common Stock that will become available for issuance following the Reverse Stock Split.

Purpose and Background of the Reverse Stock Split

As background, we received notice on November 7, 2022 from the Nasdaq Listing Qualifications Department (the “Staff”) of the Nasdaq notifying us of our noncompliance with Nasdaq Listing Rule 5550(a)(2) by failing to maintain a minimum bid price for our Common Stock on the Nasdaq of at least $1.00 per share for 30 consecutive business days (the “Minimum Bid Price Requirement”). We were given 180 days, or until May 6, 2024 to regain compliance; provided that the Nasdaq retains discretion to grant an additional 180-calendar day grace period to determine that we have demonstrated an ability to maintain long-term compliance so long as we (i) meet the continued listing requirement for the market value of its publicly held shares and all other initial listing standards for Nasdaq, with the exception of the bid price requirement, and (ii) provide a written notice to the Staff of our intention to cure the deficiency during the second grace period by effecting a reverse stock split In the event that we are unable to cure the deficiency, and ultimately receive notice that our Common Stock is being delisted, Nasdaq listing rules permit us to appeal the delisting determination by the Staff to a Nasdaq hearings panel. Accordingly, we are hereby asking our stockholders to approve a reverse split to, among other things, give us the option to seek to regain compliance with the Minimum Bid Price Requirement prior to expiration of the second compliance period.

The Board believes that the failure of stockholders to approve the Reverse Stock Split Proposal could prevent us from maintaining compliance with the Minimum Bid Price Requirement and could inhibit our ability to conduct capital raising activities, among other things. If Nasdaq delists the Common Stock, then the Common Stock would likely become traded on an over-the-counter market such as those maintained by OTC Markets Group Inc., which do not have the substantial corporate governance or quantitative listing requirements for continued trading that Nasdaq has. In that event, interest in Common Stock may decline and certain institutions may not have the ability to trade in the Common Stock, all of which could have a material adverse effect on the liquidity or trading volume of the Common Stock. If the Common Stock becomes significantly less liquid due to delisting from Nasdaq, our stockholders may not have the ability to liquidate their investments in the Common Stock as and when desired and we believe our ability to maintain analyst coverage, attractive investor interest, and have access to capital may become significantly diminished as a result.

If the stockholders approve the Reverse Stock Split Proposal and the Board of Directors determines to implement the Reverse Stock Split, we will file a certificate of amendment to amend the existing provision of our Certificate of Incorporation to effect the Reverse Stock Split. The text of the form of proposed amendment is set forth in the certificate of amendment to the Certificate of Incorporation, which is annexed to this proxy statement as Annex A.

The Reverse Stock Split will be effected simultaneously for all issued and outstanding shares of Common Stock (plus treasury shares) and the Reverse Stock Split Ratio will be the same for all issued and outstanding shares of Common Stock and treasury shares. The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in our company, except those stockholders who would have otherwise received fractional shares will receive cash in lieu of such fractional shares determined in the manner set forth below under the heading “Fractional Shares.” After the Reverse Stock Split, each share of the Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the Common Stock now authorized. The Reverse Stock Split will not affect us continuing to be subject to the periodic reporting requirements of the Exchange Act. The Reverse Stock Split is not intended to be, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act.

The Reverse Stock Split may result in some stockholders owning “odd-lots” of less than 100 shares of the Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares. In addition, we will not issue fractional shares in connection with the Reverse Stock Split, and stockholders who would have otherwise been entitled to receive such fractional shares will receive an amount in cash determined in the manner set forth below under the heading “Fractional Shares.”

Following the effectiveness of the Reverse Stock Split, if approved by the stockholders and implemented by the Company, current stockholders will hold fewer shares of Common Stock.

If the Board decides to implement the Reverse Stock Split, the Company would communicate to the public, prior to the effective time of the Reverse Stock Split, additional details regarding the Reverse Stock Split (including the final Reverse Stock Split Ratio, as determined by the Board). By voting in favor of the Reverse Stock Split, you are also expressly authorizing the Board to determine not to proceed with, and to defer or to abandon, the Reverse Stock Split, in the Board’s sole discretion. In determining whether to implement the Reverse Stock Split following receipt of stockholder approval of the Reverse Stock Split, and which Reverse Stock Split Ratio to implement, if any, the Board may consider, among other things, various factors, such as:

•        our ability to maintain our listing on the Nasdaq Capital Market;

•        the historical trading price and trading volume of the Common Stock;

•        the then-prevailing trading price and trading volume of the Common Stock and the expected impact of the Reverse Stock Split on the trading market for the Common Stock in the short and long term;

•        which Reverse Stock Split Ratio would result in the greatest overall reduction in our administrative costs; and

•        prevailing general market and economic conditions.

Reasons for the Reverse Stock Split

To increase the per share price of our Common Stock.    As discussed above, the primary objective for effecting the Reverse Stock Split, should our Board choose to effect one, would be to increase the per share price of our Common Stock and regain compliance with the Nasdaq Minimum Bid Price Requirement. Our Board believes that, should the appropriate circumstances arise, effecting the Reverse Stock Split, could, among other things, help us to appeal to a broader range of investors, generate greater investor interest in the Company, and improve the perception of our Common Stock as an investment security. Our Common Stock is listed on the Nasdaq Capital Market and the failure to comply with the $1.00 minimum bid price requirement may be cured by effecting the Reverse Stock Split.

To potentially improve the liquidity of the Common Stock.    A Reverse Stock Split could allow a broader range of institutions to invest in the Common Stock (namely, funds that are prohibited from buying stocks whose price is below certain thresholds), potentially increasing trading volume and liquidity of the Common Stock and potentially decreasing the volatility of the Common Stock if institutions become long-term holders of the Common Stock. A Reverse Stock Split could help increase analyst and broker interest in the Common Stock as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, a low average price per share of Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher. Some investors, however, may view a Reverse Stock Split negatively since it reduces the number of shares of Common Stock available in the public market. If the Reverse Stock Split Proposal is approved and the Board believes that effecting the Reverse Stock Split is in our best interest and the best interest of our stockholders, the Board may effect this Reverse Stock Split, regardless of whether our stock is at risk of delisting from Nasdaq Capital Market, for purposes of enhancing the liquidity of the Common Stock and to facilitate capital raising.

Certain Risks Associated with a Reverse Stock Split

Reducing the number of outstanding shares of the Common Stock through the Reverse Stock Split Proposal is intended, absent other factors, to increase the per share market price of the Common Stock. Other factors, however, such as our financial results, market conditions, the market perception of our business and other risks, including those set forth below and in our SEC filings and reports, may adversely affect the market price of the Common Stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of the Common Stock will increase following the Reverse Stock Split or that the market price of the Common Stock will not decrease in the future.

The Reverse Stock Split May Not Result in a Sustained Increase in the Price of the Common Stock.    As noted above, the principal purpose of the Reverse Stock Split Proposal is to maintain a higher average per share market closing price of the Common Stock of at least $1.00 per share in order to regain compliance with Nasdaq’s Minimum Bid Price Requirement. However, the effect of the Reverse Stock Split upon the market price of the Common Stock cannot be predicted with any certainty and we cannot assure you that the Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all.

The Reverse Stock Split May Decrease the Liquidity of the Common Stock.    The Board believes that the Reverse Stock Split may result in an increase in the market price of the Common Stock, which could lead to increased interest in the Common Stock and possibly promote greater liquidity for our stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for the Common Stock.

The Reverse Stock Split May Result in Some Stockholders Owning “Odd Lots” That May Be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell.    If the Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than 100 shares of Common Stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.

The Reverse Stock Split May Lead to a Decrease in the Overall Market Capitalization of the Company.    The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of the Common Stock does not increase in proportion to the Reverse Stock Split Ratio, then our value, as measured by our market capitalization, will be reduced.

The Reverse Stock Split May Lead to Further Dilution of the Common Stock.    Since the Reverse Stock Split Proposal would reduce the number of shares of Common Stock outstanding and the number of shares of Common Stock issuable on exercise of our warrants or options, while leaving the number of shares authorized and issuable under our Certificate of Incorporation unchanged, the Reverse Stock Split would effectively increase the number of shares of the Common Stock that we would be able to issue and could lead to dilution of the Common Stock in future financings.

Impact of a Reverse Stock Split If Implemented

A Reverse Stock Split would affect all holders of Common Stock uniformly and would not affect any stockholder’s percentage ownership interests or proportionate voting power. The other principal effects of the Reverse Stock Split will be that:

•        the number of issued and outstanding shares of Common Stock (and treasury shares), if any, will be reduced proportionately based on the final Reverse Stock Split Ratio, as determined by the Board;

•        based on the final Reverse Stock Split Ratio, the per share exercise price of all outstanding options and warrants will be increased proportionately and the number of shares of Common Stock issuable upon the exercise of all outstanding options and warrants will be reduced proportionately; and

•        the number of shares reserved for issuance pursuant to any outstanding equity awards and any maximum number of shares with respect to which equity awards may be granted will be reduced proportionately based on the final Reverse Stock Split Ratio.

The following table sets forth the approximate number of shares of the Common Stock that would be outstanding immediately after the Reverse Stock Split based on the current authorized number of shares of Common Stock at various exchange ratios, based on 16,580,353 shares of Common Stock actually issued and outstanding as of October 9, 2023. The table does not account for fractional shares that will be paid in cash.

	Estimated Number of Shares of Common Stock Before Reverse Stock Split	Estimated Number of Shares of Common Stock After Reverse Stock Split on a 1-for-10 basis	Estimated Number of Shares of Common Stock After Reverse Stock Split on a 1-for-20 basis
Authorized Common Stock	75,000,000	75,000,000	75,000,000
Shares of Common Stock issued and outstanding	16,580,353	1,658,035	829,018
Shares of Common Stock issuable under outstanding options, RSUs, warrants, convertible debentures or reserved for issuance under existing plans	5,011,696	501,170	250,585
Shares of Common Stock authorized but unissued (Authorized Common Shares minus issued and outstanding shares, 67,418 treasury shares, shares issuable upon outstanding options, RSUs, warrants, convertible debentures and shares reserved for issuance under existing incentive plans)	53,340,533	72,834,053	73,917,027

We are currently authorized to issue a maximum of 75,000,000 shares of our Common Stock. As of the Record Date, there were 16,580,353 shares of our Common Stock issued and outstanding. Although the number of authorized shares of our Common Stock will not change as a result of the Reverse Stock Split, the number of shares of our Common Stock issued and outstanding (plus treasury shares) will be reduced in proportion to the ratio selected by the Board. Thus, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of our Common Stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split.

Following the Reverse Stock Split, the Board will have the authority, subject to applicable securities laws, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as the Board deems appropriate. Although we consider financing opportunities from time to time, we do not currently have any plans, proposals or understandings to issue the additional shares that would be available if the Reverse Stock Split is approved and effected, but some of the additional shares underlie warrants, which could be exercised or converted after the Reverse Stock Split is effected.

Effects of the Reverse Stock Split

Management does not anticipate that our financial condition, the percentage ownership of Common Stock by management, the number of our stockholders or any aspect of our business will materially change as a result of the Reverse Stock Split. Because the Reverse Stock Split will apply to all issued and outstanding shares of Common Stock and outstanding rights to purchase Common Stock or to convert other securities into Common Stock the proposed Reverse Stock Split will not alter the relative rights and preferences of existing stockholders, except to the extent the Reverse Stock Split will result in fractional shares, as discussed in more detail below.

The Common Stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect the registration of the Common Stock under the Exchange Act or the listing of the Common Stock on Nasdaq Capital Market (other than to the extent it facilitates compliance with Nasdaq Capital Market continued listing standards). Following the Reverse Stock Split, the Common Stock will continue to be listed on the Nasdaq Capital Market, although it will be considered a new listing with a new Committee on Uniform Securities Identification Procedures, or CUSIP number.

The rights of the holders of the Common Stock will not be affected by the Reverse Stock Split, other than as a result of the treatment of fractional shares as described below. For example, a holder of 2% of the voting power of the outstanding shares of the Common Stock immediately prior to the effectiveness of the Reverse Stock Split will generally continue to hold 2% of the voting power of the outstanding shares of the Common Stock immediately after effecting the Reverse Stock Split. The number of stockholders of record will not be affected by the Reverse Stock Split (except to the extent any are cashed out as a result of holding fractional shares). If approved and implemented, the Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of the Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions in “round lots” of even multiples of 100 shares. The Board believes, however, that these potential effects are outweighed by the benefits of the Reverse Stock Split.

Effectiveness of the Reverse Stock Split.    The Reverse Stock Split, if approved by our stockholders, would become effective upon the filing and effectiveness (the “Effective Time”) of an amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware, which would take place at the Board’s discretion. The exact timing of the filing of the amendment to our Certificate of Incorporation (the “Reverse Stock Split Amendment”), if filed, would be determined by the Board based on its evaluation as to when such action would be the most advantageous to us and our stockholders. In addition, the Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split at any time prior to filing the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware, the Board, in its sole discretion, determines that it is no longer in our best interests or the best interests of our stockholders to proceed with the Reverse Stock Split. If our Board does not implement the Reverse Stock Split prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by our stockholders at the 2023 Annual Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Stock Split will be abandoned.

Effect on Par Value; Reduction in Stated Capital.    The proposed Reverse Stock Split will not affect the par value of our stock, which will remain at $0.01 per share of Common Stock and $1.00 per share of Preferred Stock. As a result, the stated capital on our balance sheet attributable to our Common Stock, which consists of the par value per share of Common Stock multiplied by the aggregate number of shares of Common Stock issued and outstanding, will be reduced in proportion to the Reverse Stock Split Ratio selected by the Board. Correspondingly, our additional paid-in capital account, which consists of the difference between our stated capital and the aggregate amount paid to the Company upon issuance of all currently outstanding shares of the Common Stock, will be increased by the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged.

Book-Entry Shares.    If the Reverse Stock Split is effected, stockholders, either as direct or beneficial owners, will have their holdings electronically adjusted by our transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Stock Split. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding Common Stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split and making payment for fractional shares. If a stockholder holds shares of Common Stock with a bank, broker, custodian or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker, custodian or other nominee. We do not issue physical certificates to stockholders.

No Appraisal Rights.    Under the Delaware General Corporation Law, our stockholders are not entitled to dissenters’ rights or appraisal rights with respect to the Reverse Stock Split described in the Reverse Stock Split Proposal, and we will not independently provide our stockholders with any such rights.

Fractional Shares.    We do not intend to issue fractional shares in connection with the Reverse Stock Split. And, in lieu thereof, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the reclassification and combination following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder) shall be entitled to receive a cash payment equal to the number of shares of the Common Stock held by such stockholder before the Reverse Stock Split that would otherwise have been exchanged for such fractional share interest multiplied by the average closing sales price of the Common Stock as reported on the Nasdaq Capital Market for the ten days preceding the Effective Time. After the Reverse Stock Split is effected, a stockholder will have no further interest in our Company with respect to its fractional share interest and persons otherwise entitled to a fractional share will not have any voting, dividend or other rights with respect thereto, except to receive the above-described cash payment. Stockholders should be aware that under the laws of various jurisdictions, sums due for fractional interests that are not timely claimed after the Effective Time may be required to be paid to the designated agent for each such jurisdiction. Stockholders otherwise entitled to receive such funds, who have not received them, will have to seek to obtain such funds directly from the jurisdiction to which they were paid.

Material U.S. Federal Income Tax Considerations Related to the Reverse Stock Split

The following is a general summary of the material U.S. federal income tax considerations to U.S. holders (as defined below) of the Reverse Stock Split. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), existing and proposed Treasury regulations promulgated under the Code (the “Treasury Regulations”) and judicial authority and administrative interpretations, all as of the date of this document, and all of which are subject to change, possibly with retroactive effect, and are subject to differing interpretations. Changes in these authorities may cause the tax consequences to vary substantially from the consequences described below. We have not sought and will not seek an opinion of counsel or any rulings from the Internal Revenue Service (the “IRS”) with respect to any of the tax considerations discussed below. As a result, there can be no assurance that the IRS will not assert, or that a court would not sustain, a position contrary to any of the conclusions set forth below.

This discussion is limited to U.S. holders (except to the extent such discussion explicitly addresses non-U.S. holders) that hold Common Stock as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address any tax consequences arising under the tax on net investment income or the alternative minimum tax, nor does it address any tax consequences arising under the laws of any state, local or non-U.S. jurisdiction, U.S. federal estate or gift tax laws, or any tax treaties. Furthermore, this discussion does not address all aspects of U.S. federal income taxation that may be applicable to U.S. holders in light of their particular circumstances or to U.S. holders that may be subject to special rules under U.S. federal income tax laws, including, without limitation:

•        a bank, insurance company or other financial institution;

•        a tax-exempt or a governmental organization;

•        a real estate investment trust;

•        an S corporation or other pass-through entity (or an investor in an S corporation or other pass-through entity);

•        a regulated investment company or a mutual fund;

•        a dealer or broker in stocks and securities, or currencies;

•        a trader in securities that elects mark-to-market treatment;

•        a holder of Common Stock that received such stock through the exercise of an employee option, pursuant to a retirement plan or otherwise as compensation;

•        a person who holds Common Stock as part of a straddle, appreciated financial position, synthetic security, hedge, conversion transaction or other integrated investment or risk reduction transaction;

•        a corporation that accumulates earnings to avoid U.S. federal income tax;

•        a person whose functional currency is not the U.S. dollar;

•        a U.S. holder who holds Common Stock through non-U.S. brokers or other non-U.S. intermediaries;

•        a U.S. holder owning or treated as owning 5% or more of the Company’s Common Stock;

•        a person subject to Section 451(b) of the Code; or

•        a former citizen or long-term resident of the United States subject to Section 877 or 877A of the Code.

If a partnership, or any entity (or arrangement) treated as a partnership for U.S. federal income tax purposes, holds Common Stock, the tax treatment of a partner in such partnership generally will depend on the status of the partner and the activities of the partnership and upon certain determinations made at the partner level. Partnerships holding Common Stock and partners in such partnerships should consult their own tax advisors about the U.S. federal income tax consequences of the Reverse Stock Split.

For purposes of this discussion, a “U.S. holder” is a beneficial owner of shares of Common Stock that is for U.S. federal income tax purposes:

•        an individual citizen or resident of the United States;

•        a corporation (or any other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•        an estate, whose income is subject to U.S. federal income tax regardless of its source; or

•        a trust (i) the administration of which is subject to the primary supervision of a U.S. court and that has one or more United States persons that have the authority to control all substantial decisions of the trust or (ii) that has made a valid election under applicable Treasury Regulations to be treated as a domestic trust.

A “non-U.S. holder” is, for U.S. federal income tax purposes, a beneficial owner of shares of Common Stock that is a not a U.S. holder or a partnership for U.S. federal income tax purposes.

Tax Consequences of the Reverse Stock Split Generally

The Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes. As a result, a U.S. holder of Common Stock generally should not recognize gain or loss upon the Reverse Stock Split, except with respect to cash received in lieu of a fractional share of Common Stock, as discussed below. A U.S. holder’s aggregate tax basis in the shares of Common Stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis of the shares of Common Stock surrendered (excluding any portion of such basis that is allocated to any fractional share of Common Stock), and such U.S. holder’s holding period in the shares of Common Stock received should include the holding period in the shares of Common Stock surrendered. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of Common Stock surrendered to the shares of Common Stock received in a recapitalization pursuant to the Reverse Stock Split. U.S. holders of shares of Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

Cash in Lieu of Fractional Shares

A U.S. holder of Common Stock that receives cash in lieu of a fractional share of Common Stock pursuant to the Reverse Stock Split and whose proportionate interest in us is reduced (after taking into account certain constructive ownership rules) should generally recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. holder’s tax basis in the shares of Common Stock surrendered that is allocated to such fractional share of Common Stock. Such capital gain or loss should be long-term capital gain or loss if the U.S. holder’s holding period for Common Stock surrendered exceeds one year at the effective time of the Reverse Stock Split. The deductibility of capital losses is subject to limitations. A U.S. holder that receives cash in lieu of a fractional share of our common stock pursuant to the Reverse Stock Split and whose proportionate interest in us is not reduced (after taking into account certain constructive ownership rules) should generally be treated as having received a distribution that will be treated first as dividend income to the extent paid out of our current or accumulated earnings and profits, and then as a tax-free return of capital to the extent of the U.S. holder’s tax basis in our common stock, with any remaining amount being treated as capital gain. U.S. holders should consult their tax advisors regarding the tax effects to them of receiving cash in lieu of fractional shares based on their particular circumstances.

Non-U.S. Holders

Generally, non-U.S. holders will not recognize any gain or loss as a result of the Reverse Stock Split. In particular, gain or loss will not be recognized with respect to a non-U.S. holder that receives cash in lieu of a fractional share of Common Stock and whose proportionate interest in us is reduced (after taking into account certain constructive ownership rules) provided that (a) such gain or loss is not effectively connected with the conduct of a trade or business by such non-U.S. holder in the United States (or, if certain income tax treaties apply, is not attributable to a non-U.S. holder’s permanent establishment in the United States), (b) with respect to a non-U.S. holder who is an individual, such non-U.S. holder is present in the United States for less than 183 days in the taxable year of the Reverse Stock Split and other conditions are met, and (c) such non-U.S. holder complies with certain certification requirements. If such gain is effectively connected with the non-U.S. holder’s conduct of a trade or business in the U.S., and if an applicable income tax treaty so provides, the gain is attributable to a permanent establishment or fixed base maintained by the non-U.S. holder in the United States, the non-U.S. holder will be taxed on a net income basis at the regular tax rates and in the manner applicable to U.S. holders, and if the non-U.S. holder is a corporation, an additional branch profits tax at a rate of 30%, or a lower rate as may be specified by an applicable income tax treaty, may also apply. If the non-U.S. holder is an individual present in the United States for 183 days or more in the taxable year of the Reverse Stock Split and certain other requirements are met, the non-U.S. holder will be subject to a 30% tax (or such lower rate as may be specified by an applicable income tax treaty between the United States and such holder’s country of residence) on the net gain from the exchange of the shares of our common stock, which may be offset by certain U.S.-source capital losses of the non-U.S. holder, if any.

Notwithstanding the foregoing, with respect to a non-U.S. holder that receives cash in lieu of a fractional share of our common stock pursuant to the Reverse Stock Split and whose proportionate interest in us is not reduced (after taking into account certain constructive ownership rules), the gain will be treated as a dividend rather than capital gain to the extent of the non-U.S. holder’s ratable share of our current or accumulated earnings and profits as calculated for U.S. federal income tax purposes, then as a tax-free return of capital to the extent of (and in reduction of) the non-U.S. holder’s aggregate adjusted tax basis in the shares, and any remaining amount will be treated as capital gain.

We will withhold U.S. federal income taxes equal to 30% of any cash payments made to a non-U.S. holder as a result of the Reverse Stock Split that may be treated as a dividend, unless such holder properly demonstrates that a reduced rate of U.S. federal income tax withholding or an exemption from such withholding is applicable. For example, an applicable income tax treaty may reduce or eliminate U.S. federal income tax withholding, in which case a non-U.S. holder claiming a reduction in (or exemption from) such tax must provide us with a properly completed IRS Form W-8BEN (or other appropriate IRS Form W-8) claiming the applicable treaty benefit. Alternatively, an exemption generally should apply if the non-U.S. holder’s gain is effectively connected with a U.S. trade or business of such holder, and such holder provides us with an appropriate statement to that effect on a properly completed IRS Form W-8ECI.

Non-U.S. holders should consult their own tax advisors regarding possible dividend treatment and should consult their own tax advisor regarding the U.S. federal, state, local, and foreign income and other tax consequences of the Reverse Stock Split.

Information Reporting and Backup Withholding

Cash payments received by a U.S. holder of Common Stock pursuant to the Reverse Stock Split may be subject to information reporting and may be subject to U.S. backup withholding (currently at 24%) unless such holder provides proof of an applicable exemption or a correct taxpayer identification number and otherwise complies with the applicable requirements of the backup withholding rules. In general, backup withholding and information reporting will not apply to payment of cash in lieu of a fractional share of Common Stock to a non-U.S. holder pursuant to the Reverse Stock Split if the non-U.S. holder certifies under penalties of perjury that it is a non-U.S. holder, and the applicable withholding agent does not have actual knowledge to the contrary. In certain circumstances the amount of cash paid to a non-U.S. holder in lieu of a fractional share of Common Stock, the name and address of the beneficial owner and the amount, if any, of tax withheld may be reported to the IRS. Any amount withheld under the U.S. backup withholding rules is not an additional tax and will generally be allowed as a refund or credit against the holder’s U.S. federal income tax liability provided that the required information is timely furnished to the IRS.

FATCA

Under the Foreign Account Tax Compliance Act (‘‘FATCA’’), withholding taxes may apply to certain types of payments made to ‘‘foreign financial institutions’’ (as specially defined in the Code) and certain other non-United States entities. Specifically, a 30% withholding tax may be imposed on dividends on stock paid to a foreign financial institution or to a non-financial foreign entity, unless (1) the foreign financial institution undertakes certain diligence and reporting, (2) the non-financial foreign entity either certifies it does not have any substantial United States owners or furnishes identifying information regarding each substantial United States owner, or (3) the foreign financial institution or non-financial foreign entity otherwise qualifies for an exemption from these rules. If the payee is a foreign financial institution and is subject to the diligence and reporting requirements in clause (1) above, then, pursuant to an agreement between it and the U.S. Treasury or an intergovernmental agreement between, generally, the jurisdiction in which it is resident and the U.S. Treasury, it must, among other things, identify accounts held by certain United States persons or United States-owned foreign entities, annually report certain information about such accounts and withhold 30% on payments to non-compliant foreign financial institutions and certain other account holders.

Any cash paid to a non-U.S. holder as a result of the Reverse Stock Split that is treated as dividend may be subject to withholding under FATCA unless the requirements set forth above are satisfied (if applicable) and appropriate certifications are made. While withholding under FATCA would have applied also to payments of gross proceeds from the sale or other disposition of our common stock on or after January 1, 2019, proposed Treasury Regulations eliminate FATCA withholding on payments of gross proceeds entirely. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock.

Vote Required

The affirmative vote of a majority of the votes cast by the holders of all shares of stock present or represented and voting on the Reverse Stock Split Proposal at the 2023 Annual Meeting is required to approve the Reverse Stock Split Proposal. Since abstentions are not considered votes cast, they will have no effect on this proposal. Broker non-votes are not expected for this proposal because we believe this matter is a routine matter.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF
THE REVERSE STOCK SPLIT PROPOSAL.

PROPOSAL 5

THE 2023 SUBSIDIARIES PLAN PROPOSAL

On October 31, 2023, the Board of Directors, including the independent members of the Compensation Committee, adopted the Safe & Green Holdings Corp. 2023 Subsidiaries Equity Incentive Plan (the “SSIP”). The SSIP is designed to compensate employees of Safe & Green’s subsidiaries based on their responsibilities and for their contributions to the successful achievement of certain corporate goals and objectives of such subsidiaries and to share the success and risks of such subsidiaries based upon achievement of business goals.

Summary of the SSIP

The SSIP allows for the grant of equity interests in subsidiaries of Safe & Green, including Safe and Green Medical Corporation (d/b/a WELLglobal Health) (“SG MedCo”), SG Echo, LLC (“SG Echo”), SG Environmental Solutions Corp. (“SG Environmental”) and other newly formed subsidiaries of Safe & Green (the “Equity Program”) that adopt the SSIP by resolution of their board of directors (“Participating Subsidiaries”). The following summary of certain features of the SSIP is not a complete statement of the SSIP and is qualified in its entirety by reference to the complete text of the SSIP, a copy of which is attached hereto as Annex B.

Purpose of the SSIP

The purpose of the SSIP is to promote the interests of the Company and the stockholders of the Company by providing equity interests in one or more of the Participating Subsidiaries to directors, officers, employees and consultants of such Participating Subsidiaries, including directors, officers and employees of the Company who are also directors, officers and/or employees of such a Participating Subsidiary, in order to encourage them to enter into and continue in the employ or service of the Company and/or its Participating Subsidiaries, to acquire a proprietary interest in the long-term success of the Company and/or its Participating Subsidiaries and to reward the performance of individuals in fulfilling long-term corporate objectives.

Administration

The SSIP generally is administered by the Compensation Committee of the Company’s Board of Directors (the “administrator”). The administrator of the SSIP will have full authority to establish rules and regulations for the proper administration of the SSIP, to determine the persons to whom and the time or times at which awards shall be granted; to determine the type and number of awards to be granted; to determine the size of an award and the terms, conditions, restrictions and performance criteria of awards. However, no action or decision of the administrator may be taken with respect to a Participating Subsidiary (and its SSIP participants) without the approval of the board of directors of such Participating Subsidiary or a committee of such board of directors.

Eligibility

Persons eligible to participate in the SSIP include all employees, officers, directors and consultants of Participating Subsidiaries, including employees, officers and directors of the Company that are also employees or officers of one or more Participating Subsidiaries. As of the date the SSIP was approved by the Board of Directors, the Company and its subsidiaries had approximately 6 executive officers, 10 non-employee directors and 85 employees who will be eligible to participate in the SSIP.

Equity Available for Awards

Twenty percent (20%) of the total outstanding shares of common stock or common equity units, as applicable, of each Participating Subsidiary (“Participating Subsidiary Equity”) as of the effective date of such Participating Subsidiary’s adoption of the SSIP shall be reserved for issuance under the SSIP. All of the Participating Subsidiary common stock reserved for issuance may be granted as “incentive stock options” as defined in Section 422 of the Code. Options for common equity units of Participating Subsidiaries that are not corporations cannot qualify as incentive stock options. Shares or units of Participating Subsidiary Equity with respect to an award that is forfeited, cancelled, exchanged or surrendered will again be available for grants under the SSIP. However, shares or units of Participating Subsidiary Equity surrendered or withheld as payment of either the exercise price or withholding taxes will no longer be available for awards under the SSIP.

Adjustments Upon Changes in Capitalization

In the event that any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar transaction or event affecting Participating Subsidiary Equity occurs, the Compensation Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (1) the number and kind of shares or units of Participating Subsidiary Equity which may thereafter be issued in connection with awards under the SSIP, (2) the number and kind of shares or units of Participating Subsidiary Equity, securities or other property (including cash) issued or issuable in respect of outstanding awards under the SSIP, and/or (3) the exercise price, grant price or purchase price relating to any award under the SSIP.

Awards

The SSIP allows for the grant of: (i) options to purchase shares or units of Participating Subsidiary Equity; (ii) equity appreciation rights based on Participating Subsidiary Equity; (iii) restricted equity of a Participating Subsidiary; (iv) restricted equity units for Participating Subsidiary Equity; and (v) other equity-based and cash-based awards to eligible individuals. The terms of awards will be set forth in an award agreement, consistent with the terms of the SSIP. No option will be exercisable later than ten years after the date it is granted.

Options.    The SSIP allows for the grant of incentive stock options as defined in Section 422 of the Code and nonqualified options to purchase Participating Subsidiary Equity. No Incentive Stock Option may be granted with respect to a Participating Subsidiary other than a Participating Subsidiary that is a corporation. Options shall be exercisable for such prices, shall expire at such times, and shall have such other terms and conditions as the administrator may determine at the time of grant and as set forth in the award agreement; however, the exercise price of an option with respect to Participating Subsidiary Equity must be at least equal to 100% of the fair market value of such Participating Subsidiary Equity as of the date of grant. If permitted by an award agreement, an option may be exercised before it has vested, provided that the participant executes a restricted award agreement providing for forfeiture of the purchased shares if the participant fails to meet the vesting requirements and/or other conditions of the restricted award agreement.

Equity Appreciation Rights.    The SSIP allows for the grant of equity appreciation rights with such terms and conditions as the administrator may determine at the time of grant and as set forth in the award agreement. The exercise price of an equity appreciation right shall be determined by the administrator and shall be specified in the award agreement; however, the exercise price of an equity appreciation right with respect to Participating Subsidiary Equity must be at least equal to 100% of the fair market value of a share or unit of Participating Subsidiary Equity as of the date of grant. Equity appreciation rights may be exercised upon such terms and conditions as are imposed by the administrator and as set forth in the equity appreciation right award agreement.

Restricted Equity.    Restricted equity may be granted in such amounts and subject to the terms and conditions as determined by the administrator at the time of grant and as set forth in the award agreement. The administrator may impose performance goals and vesting conditions on restricted equity. The administrator may authorize the payment of dividends on the restricted equity during the restricted period.

Restricted Equity Units.    The SSIP provides for the grant of restricted equity units in such amounts and subject to such terms and conditions as determined by the administrator at the time of grant. Restricted equity units may be awarded independently of or in connection with any other award under the SSIP.

Other Awards.    The SSIP provides for the grant of other types of equity-based or equity-related awards not otherwise described by the terms of the SSIP, in such amounts and subject to such terms and conditions, as the administrator shall determine. Such awards may be based upon attainment of performance goals established by the administrator and may involve the transfer of actual shares or units to participants, or payment in cash or otherwise of amounts based on the value of shares or units.

Fair Market Value

The fair market value of a share or unit of Participating Subsidiary Equity for purposes of, among other things, setting the exercise price of options and equity appreciation rights granted under the SSIP will, as applicable, be (1) the closing sales price per share or unit of equity of Participating Subsidiary Equity on the national securities exchange on which such equity is principally traded on the date of the grant of such Award, or (2) if the shares or units of Participating Subsidiary Equity are not listed or admitted to trading on any such exchange, the closing price as reported by an over-the-counter market for the last preceding date on which there was a sale of such equity on such exchange, or (3) if the shares or units of Participating Subsidiary Equity are not then listed on a national securities exchange or traded in an over-the-counter market or the value of such equity is not otherwise determinable, such value as determined by the administrator in good faith based upon the reasonable application of a reasonable valuation method.

Effect of Change of Control

Unless otherwise set forth in an award agreement, in the event of a Change in Control:

(a)     With respect to each outstanding award that is continued, assumed or substituted in connection with a Change in Control, in the event of a termination of a SSIP participant’s employment or service by the Company and its subsidiaries without cause during the 24-month period following such Change in Control, on the date of such termination (i) such award shall become fully vested and, if applicable, exercisable, (ii) the restrictions, payment conditions, and forfeiture conditions applicable to any such award shall lapse, and (iii) any performance conditions imposed with respect to awards shall be deemed to be fully achieved at target levels.

(b)    With respect to each outstanding award that is not assumed or substituted in connection with a Change in Control, immediately upon the occurrence of the Change in Control, (i) such award shall become fully vested and, if applicable, exercisable, (ii) the restrictions, payment conditions, and forfeiture conditions applicable to any such award shall lapse, and (iii) any performance conditions imposed with respect to Awards shall be deemed to be fully achieved at target levels.

(c)     Notwithstanding any other provision of the SSIP: (i) in the event of a Change in Control, except as would otherwise result in adverse tax consequences under Section 409A of the Code, the Board of Directors of the Company or the administrator may, in its sole discretion, provide that each award shall, immediately upon the occurrence of a Change in Control with respect to a Participating Subsidiary, be cancelled in exchange for a payment in cash or securities in an amount equal to (x) the excess of the consideration paid per share of Participating Subsidiary Equity in the Change in Control over the exercise or purchase price (if any) per share or unit subject to the award multiplied by (y) the number of shares or units of Participating Subsidiary Equity granted under the award and (ii) with respect to any award that constitutes a deferral of compensation subject to Section 409A of the Code, in the event of a Change in Control that does not constitute a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Participating Subsidiary under Section 409A(a)(2)(A)(v) of the Code, such award shall be settled in accordance with its original terms or at such earlier time as permitted by Section 409A of the Code.

Under the SSIP, a “Change in Control” shall be deemed to have occurred if a “change in control” as defined under the Safe & Green Holdings Corp. Stock Incentive Plan occurs with respect to the Company or if any of the following occurs with respect to a Participating Subsidiary (and then only with respect to awards relating to the Participating Subsidiary Equity of such Participating Subsidiary):

(i)     any Person (as defined in the SSIP), other than the Company or any of its subsidiaries, is or becomes the “Beneficial Owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Participating Subsidiary (not including in the securities Beneficially Owned (as defined in the SSIP) by such Person any securities acquired directly from the Participating Subsidiary) representing more than 50% of the Participating Subsidiary’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of paragraph (ii) below; or

(ii)    there is consummated a merger or consolidation of the Participating Subsidiary with any other corporation (other than the Company or any of its subsidiaries) other than (A) a merger or consolidation which would result in the voting securities of the Participating Subsidiary outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) more than 50% of the combined voting power of the voting securities of the Participating Subsidiary or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a re-capitalization of the Participating Subsidiary (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Participating Subsidiary (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Participating Subsidiary) representing more than 50% of the combined voting power of the Participating Subsidiary’s then outstanding securities; or

(iii)   the stockholders of the Participating Subsidiary approve a plan of complete liquidation or dissolution of the Participating Subsidiary or there is consummated an agreement for the sale or disposition by the Participating Subsidiary of all or substantially all of the Participating Subsidiary’s assets, other than a sale or disposition by the Participating Subsidiary of all or substantially all of the Participating Subsidiary’s assets to an entity at least 75% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Participating Subsidiary immediately prior to such sale.

Miscellaneous

The SSIP also contains provisions with respect to payment of exercise prices, vesting and expiration of awards, transferability of awards, and tax withholding requirements. Various other terms, conditions, and limitations apply, as further described in the SSIP.

Amendment and Termination

The Board of Directors or the administrator may at any time, suspend or terminate the SSIP or revise or amend it in any respect whatsoever; provided, however, that the requisite stockholder approval shall be required if and to the extent the Board of Directors or the administrator determines that such approval is appropriate or necessary. Unless sooner terminated by the Board of Directors, the SSIP will terminate on the close of business on October 31, 2033, ten years from the original effective date.

New Plan Benefits

As of the date of this proxy statement, we are unable to determine any specific grants of awards under the SSIP that will be made. However, subject to approval by our stockholders of SSIP, we do anticipate issuing: (i) to the President & Chief Executive Officer of SG MedCo — RSUs representing a contingent right to receive such number of shares of Common Stock as will result in her owning a total of 5.0% of SG MedCo’s outstanding shares of common stock; and (ii) to the Chief Operating Officer of SG MedCo — RSUs representing a contingent right to receive such number of shares of Common Stock as will result in him owning a total of 3.0% of SG MedCo’s outstanding shares of common stock. The dollar value of these awards cannot be determined at this time.

Safe and Green Medical Corporation

In March 2023, Safe and Green Medical Corporation was formed to focus on the Company’s medical segment with an objective to establish a global presence with various clinics and labs that cater to the specific needs of local communities.

SG Echo, LLC

SG Echo, LLC is a container/modular manufacturer based in Durant, Oklahoma specializing in the design and construction of permanent modular and temporary modular buildings and was one of the Company’s key supply chain partners. SG Echo, LLC caters to the military, education, administration facilities, healthcare, government, commercial and residential customers.

SG Environmental Solutions Corp.

During 2022, SG Environmental Solutions Corp. was formed and is focused on biomedical waste removal and will utilize a patented technology that it licenses to shred and disinfect biomedical waste, rendering the waste disinfected, unrecognizable, and of no greater risk to the public health than residential household waste.

Interests of Directors and Executive Officers

Our current directors and executive officers have substantial interests in the matters set forth in this proposal since equity awards may be granted to them under the SSIP.

Material Federal Income Tax Consequences

The following is a brief description of the principal federal income tax consequences, as of the date of this proxy statement, associated with the grant of awards under the SSIP. This summary is based on our understanding of present United States federal income tax law and regulations. The summary does not purport to be complete or applicable to every specific situation. Furthermore, the following discussion does not address foreign, state or local tax consequences.

Options

Grant.    There is generally no United States federal income tax consequence to an SSIP participant solely by reason of the grant of incentive stock options or nonqualified options under the SSIP, assuming the exercise price of the option is not less than the fair market value of the shares on the date of grant.

Exercise.    The exercise of an incentive stock option is not a taxable event for regular federal income tax purposes if certain requirements are satisfied, including the requirement that the participant generally must exercise the incentive stock option no later than three months following the termination of the participant’s employment. However, such exercise may give rise to alternative minimum tax liability (see “Alternative Minimum Tax” below). Upon the exercise of a nonqualified option, an SSIP participant will generally recognize ordinary income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the amount paid by the participant as the exercise price. The ordinary income recognized in connection with the exercise by an SSIP participant of a nonqualified option will be subject to both wage and employment tax withholding, and the applicable Participating Subsidiary generally will be entitled to a corresponding deduction.

An SSIP participant’s tax basis in the shares acquired pursuant to the exercise of an option will be the amount paid upon exercise plus, in the case of a nonqualified option, the amount of ordinary income, if any, recognized by the SSIP participant upon exercise thereof.

Qualifying Disposition.    If an SSIP participant disposes of shares of Participating Subsidiary common stock acquired upon exercise of an incentive stock option in a taxable transaction, and such disposition occurs more than two years from the date on which the option was granted and more than one year after the date on which the shares were transferred to the SSIP participant pursuant to the exercise of the incentive stock option, the SSIP participant will realize long-term capital gain or loss equal to the difference between the amount realized upon such disposition and the SSIP participant’s adjusted basis in such shares (generally the option exercise price).

Disqualifying Disposition.    If an SSIP participant disposes of shares of Participating Subsidiary common stock acquired upon the exercise of an incentive stock option (other than in certain tax free transactions) within two years from the date on which the incentive stock option was granted or within one year after the transfer of shares to the SSIP participant pursuant to the exercise of the incentive stock option, at the time of disposition the SSIP participant will generally recognize ordinary income equal to the lesser of: (i) the excess of each such share’s fair market value on the date of exercise over the exercise price paid by the SSIP participant or (ii) the SSIP participant’s actual gain. If the total amount realized on a taxable disposition (including return on capital and capital gain) exceeds the fair market value on the date of exercise of the shares purchased by the SSIP participant under the option, the SSIP participant will recognize a capital gain in the amount of the excess. If the SSIP participant incurs a loss on the disposition (the total amount realized is less than the exercise price paid by the SSIP participant), the loss will be a capital loss.

Other Disposition.    If an SSIP participant disposes of shares of Participating Subsidiary Equity acquired upon exercise of a nonqualified option in a taxable transaction, the SSIP participant will recognize capital gain or loss in an amount equal to the difference between the SSIP participant’s basis (as discussed above) in the shares sold and the total amount realized upon disposition. Any such capital gain or loss (and any capital gain or loss recognized on a disqualifying disposition of shares of Participating Subsidiary common stock acquired upon exercise of incentive stock options as discussed above) will be short-term or long-term depending on whether the shares were held for more than one year from the date such shares were transferred to the SSIP participant.

Alternative Minimum Tax.    Alternative minimum tax is payable if and to the extent the amount thereof exceeds the amount of the taxpayer’s regular tax liability, and any alternative minimum tax paid generally may be credited against future regular tax liability (but not future alternative minimum tax liability).

Alternative minimum tax applies to alternative minimum taxable income. Generally, regular taxable income as adjusted for tax preferences and other items is treated differently under the alternative minimum tax.

For alternative minimum tax purposes, the spread upon exercise of an incentive stock option (but not a nonqualified option) will be included in alternative minimum taxable income, and the taxpayer will receive a tax basis equal to the fair market value of the shares at such time for subsequent alternative minimum tax purposes. However, if the participant disposes of the incentive stock option shares in the year of exercise, the alternative minimum tax income cannot exceed the gain recognized for regular tax purposes, provided that the disposition meets certain third party requirements for limiting the gain on a disqualifying disposition. If there is a disqualifying disposition in a year other than the year of exercise, the income on the disqualifying disposition is not considered alternative minimum taxable income.

There are no federal income tax consequences to the Company or a Participating Subsidiary by reason of the grant of incentive stock options or nonqualified options or the exercise of an incentive stock option (other than disqualifying dispositions). At the time an SSIP participant recognizes ordinary income from the exercise of a nonqualified option, the applicable Participating Subsidiary will be entitled to a federal income tax deduction in the amount of the ordinary income so recognized (as described above), provided that it satisfies applicable reporting obligations described below. To the extent an SSIP participant recognizes ordinary income by reason of a disqualifying disposition of Participating Subsidiary common stock acquired upon exercise of an incentive stock option, and subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the applicable Participating Subsidiary generally will be entitled to a corresponding deduction in the year in which the disposition occurs. A Participating Subsidiary is required to report to the Internal Revenue Service any ordinary income recognized by an SSIP participant by reason of the exercise of a nonqualified option. A Participating Subsidiary is also required to withhold income and employment taxes (and pay the employer’s share of the employment taxes) with respect to ordinary income recognized by an SSIP participant upon exercise of nonqualified options.

Stock Appreciation Rights

There are no tax consequences to an SSIP participant, the Company or a Participating Subsidiary by reason of the grant of stock appreciation rights. In general, upon exercise of a stock appreciation rights award, an SSIP participant will recognize taxable ordinary income equal to the excess of the Participating Subsidiary Equity’s fair market value on the date of exercise over the stock appreciation rights’ base price, or the amount payable. Generally, with respect to employees, the Participating Subsidiary is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, a Participating Subsidiary generally will be entitled to a business expense deduction equal to the taxable ordinary income realized by a SSIP participant.

Restricted Stock

Unless an SSIP participant makes a Section 83(b) election, as described below, with respect to restricted stock granted under the SSIP, an SSIP participant receiving such an award will not recognize U.S. taxable ordinary income and neither the Company nor a Participating Subsidiary will not be allowed a deduction at the time such award is granted. While an award remains unvested or otherwise subject to a substantial risk of forfeiture, an SSIP participant will recognize compensation income equal to the amount of any dividends received and a Participating Subsidiary will be allowed a deduction in a like amount. When an award vests or otherwise ceases to be subject to a substantial risk of forfeiture, the excess of the fair market value of the award on the date of vesting or the cessation of the substantial risk of forfeiture over the amount paid, if any, by the SSIP participant for the award will be ordinary income to the SSIP participant and will be claimed as a deduction for federal income tax purposes by the Participating Subsidiary. Upon disposition of the shares received, the gain or loss recognized by the SSIP participant will be treated as capital gain or loss, and the capital gain or loss will be short-term or long-term depending upon whether the SSIP participant held the shares for more than one year following the vesting or cessation of the substantial risk of forfeiture.

However, by filing a Section 83(b) election with the Internal Revenue Service within 30 days after the date of grant, an SSIP participant’s ordinary income and commencement of holding period and the deduction will be determined as of the date of grant. In such a case, the amount of ordinary income recognized by such an SSIP participant and deductible by a Participating Subsidiary will be equal to the excess of the fair market value of the award as of the date of grant over the amount paid, if any, by the SSIP participant for the award. If such election is made and an SSIP participant thereafter forfeits his or her award, no refund or deduction will be allowed for the amount previously included in such SSIP participant’s income.

Generally, with respect to employees, a Participating Subsidiary is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, the satisfaction of a tax reporting obligation and any tax withholding condition, a Participating Subsidiary generally will be entitled to a business expense deduction equal to the taxable ordinary income realized by the recipient. Upon disposition of stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock, if any, plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long- or short-term depending on whether the stock was held for more than one year from the date ordinary income is measured.

Section 409A

If an award under the SSIP is subject to Section 409A of the Code, but does not comply with the requirements of Section 409A of the Code, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. SSIP participants are urged to consult with their tax advisors regarding the applicability of Section 409A of the Code to their awards.

Vote Required

The affirmative vote of a majority of the shares present in person or represented by proxy at the 2023 Annual Meeting is required to approve the 2023 Subsidiaries Plan. Abstentions will have the same effect as a vote AGAINST the proposal, and broker non-votes will have no effect on the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE 2023 SUBSIDIARIES PLAN PROPOSAL.

PROPOSAL 6

APPROVAL OF THE ADJOURNMENT PROPOSAL

Background of and Rationale for the Adjournment Proposal

The Board of Directors believes that if the number of shares of our Common Stock outstanding and entitled to vote at the 2023 Annual Meeting is insufficient to approve the Reverse Stock Split and/or the 2023 Subsidiaries Plan, it is in the best interests of the stockholders to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve the Reverse Stock Split Proposal and/or the 2023 Subsidiaries Plan Proposal.

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the 2023 Annual Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the 2023 Annual Meeting, and any adjourned session of the 2023 Annual Meeting, to use the additional time to solicit additional proxies in favor of the Reverse Stock Split Proposal and/or the 2023 Subsidiaries Plan Proposal.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that holders of a majority of the number of shares present in person or represented by proxy at the 2023 Annual Meeting will vote against the Reverse Stock Split Proposal or the 2023 Subsidiaries Plan Proposal, we could adjourn or postpone the 2023 Annual Meeting without a vote on the Reverse Stock Split and/or the 2023 Subsidiaries Plan Proposal and use the additional time to solicit the holders of those shares to change their vote in favor of the Reverse Stock Split Proposal and/or the 2023 Subsidiaries Plan Proposal.

Vote Required

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the 2023 Annual Meeting is required to approve the Adjournment Proposal. Abstentions will have the same effect as a vote AGAINST the proposal. Broker non-votes are not expected for this proposal because we believe this matter is a routine matter.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE ADJOURNMENT PROPOSAL.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Patricia Kaelin

Ms. Kaelin, age 60, was appointed as our Chief Financial Officer on May 1, 2023. Ms. Kaelin is a member of the AICPA with more than 25 years of financial leadership, strategic planning, and public company experience. She has served as Chief Financial Officer for public and privately held companies and has extensive experience in the construction, real estate, manufacturing and healthcare industries. She has expertise in mergers and acquisitions and corporate restructuring, as well as private and public equity and debt financing. Ms. Kaelin served as Chief Financial Officer of Buddies Brand, a privately held West Coast consumer packaged goods (CPG) company, from October 2021 through May 2023. Prior to that, she served as Chief Financial Officer of 1933 Industries, Inc., a publicly traded CPG company based in Vancouver, British Columbia, with operations in the United States from March 2020 to October 2021. Ms. Kaelin also served as Chief Financial Officer, Business Operations, at Clifton Larson Allen (“CLA”), one of the largest CPA and consulting firms in the United States from March 2019 to March 2020 and as Consulting Chief Financial Officer for multiple companies and on a fractional basis while at CLA and TGG Accounting, a provider of outsourced accounting and business advisory services for small to mid-sized businesses across various industries with offices throughout the Southwest United States, where she was employed beginning October 2017 until March 2019. She began her career at BDO USA, LLP, spending seven years in public accounting where she earned her CPA certificate. Ms. Kaelin earned her bachelor’s degree in Business Administration with a concentration in Accounting from California State University, Fullerton.

EXECUTIVE COMPENSATION

We are a “smaller reporting company” and the following compensation disclosure is intended to comply with the requirements applicable to smaller reporting companies. Although the rules allow us to provide less detail about our executive compensation program, the Compensation Committee is committed to providing the information necessary to help stockholders understand its executive compensation-related decisions. Accordingly, this section includes supplemental narratives that describe the 2022 executive compensation program for our named executive officers.

The following discussion and table relates to compensation arrangements on behalf of, and compensation paid by our Company to, our “named executive officers”: Paul M. Galvin, Gerald Sheeran, and William Rogers.

Summary Compensation Table

The following table sets forth all compensation awarded to, paid to or earned by the following named executive officers for the fiscal years ended December 31, 2022 and 2021:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Paul M. Galvin	2022	$450,000	$150,000	$402,500	$36,705	$1,039,205
Chairman and Chief Executive Officer	2021	$400,000	$100,000	$1,183,000	$40,657	$1,723,657
Gerald Sheeran(3)	2022	$196,875	$56,250	$—	$175,814	$428,939
Former Acting Chief Financial Officer and Controller	2021	$191,250	$64,250	$338,000	$17,529	$611,029
William Rogers(4)	2022	$300,000	$75,000	$—	$26,210	$401,210
Chief Operating Officer	2021	$300,000	$75,000	$802,750	$9,903	$1,187,653

____________

(1)      On November 3, 2022, the Compensation Committee granted RSUs with a value of $402,500 to Mr. Galvin. On October 1, 2021, the Compensation Committee granted RSUs with a value of $1,183,000 to Mr. Galvin, $802,750 to Mr. Rogers and $338,000 to Mr. Sheeran. This column indicates the aggregate grant date fair value, as determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation (“FASB ASC Topic 718”). See “Note 19 — Share-based Compensation” of the Notes to Consolidated Financial Statements contained in our Annual Report on Form 10-K for the year ended December 31, 2022 for an explanation of the assumptions made in valuing these awards.

(2)      For 2022, all other compensation consisted of: Mr. Galvin — automobile allowance of $9,600, medical insurance allowance of $25,305 and phone allowance of $1,800; Mr. Sheeran — phone allowance of $500, automobile allowance of $2,000, medical insurance allowance of $4,064, restricted common shares with an approximate value of $38,000 from his separation agreement and a separation payment of $131,250; Mr. Rogers — medical insurance allowance of $10,410, and $14,300 matching contributions under the Company’s qualified 401 (k) plan and $1,500 phone allowance. For 2021, all other compensation consisted of: Mr. Galvin — automobile allowance of $9,600, medical insurance allowance of $29,257 and phone allowance of $1,800; Mr. Sheeran — phone allowance of $1,500, automobile allowance of $1,500, $5,125 matching contributions under the Company’s 401(k) plan, medical insurance allowance of $9,404; Mr. Rogers — medical insurance allowance of $8,278 and $1,625 phone allowance.

(3)      Mr. Sheeran’s employment with us terminated on May 12, 2022. Mr. Galvin was appointed Interim Chief Financial Officer on May 18, 2022 and he served in that role until May 1, 2023.

(4)      On October 20, 2023, we entered into a mutual settlement and release agreement with Mr. Rogers that provides that Mr. Roger’s title was changed to Project Development Advisor on October 20, 2023 and his employment agreement will terminate on December 31, 2023.

Narrative Disclosure to Summary Compensation Table

Following is a brief summary of each core element of the compensation program for our named executive officers.

Base Salary

We provide competitive base salaries that are intended to attract and retain key executive talent. Base salary levels depend on the executive’s position, responsibilities, experience, market factors, recruitment and retention factors, internal equity factors and our overall compensation philosophy. Effective January 1, 2017, we entered into an employment agreement with Mr. Galvin as described further below under “Employment Agreements.” On July 24, 2018, the Compensation Committee approved an increase to the annual base salary of Mr. Galvin, the Company’s President, retroactive to January 1, 2018. Mr. Galvin’s salary increased from $240,000 to $370,000. Such increases were based on a competitive market assessment provided by Haigh & Company, the Compensation Committee’s independent compensation consultant. On December 1, 2019, the annual base salary for Mr. Galvin decreased from $370,000 to $180,000. On April 24, 2020, the annual base salary for Mr. Galvin increased from $180,000 to $400,000. On July 5, 2022, the annual base salary for Mr. Galvin increased to $500,000 and on September 18, 2023 the annual base salary for Mr. Galvin increased to $750,000.

On August 22, 2019, the Board appointed Gerald Sheeran, the former Controller of the Company, as the acting Chief Financial Officer of the Company. Effective on August 21, 2019, the annual base salary of Mr. Sheeran increased from $120,000 to $180,000 as a result of his appointment to Acting Chief Financial Officer. The annual base salary for Mr. Sheeran decreased from $180,000 to $120,000 effective December 1, 2019. On May 15, 2020, the annual base salary for Mr. Sheeran increased from $120,000 to $180,000. On September 30, 2021, we entered into an employment agreement with Mr. Sheeran as described further below under “Employment Agreements” pursuant to which the annual base salary for Mr. Sheeran increased from $180,000 to $225,000. Mr. Sheeran’s employment terminated on May 12, 2022. As part of his separation agreement, Mr. Sheeran received cash consideration of $131,250 as well as 22,000 shares of restricted Common Stock.

On December 7, 2020, the Company appointed William Rogers to serve as the Company’s Chief Operating Officer with an annual base salary of $300,000 per year. On September 27, 2021, we entered into an employment agreement with William Rogers as described further below under “Employment Agreements”.

Pursuant to the terms of the Rogers Employment Agreement, October 1, 2021, Mr. Rogers was issued a restricted stock grant under our Plan, of 37,500 shares of Common Stock, vesting upon issuance, and the grant to Mr. Rogers of a restricted stock grant under the Plan of 200,000 shares of our Common Stock, vesting monthly over two years.

Bonus Payments

Bonus’ were accrued in 2022 for Mr. Galvin for $50,000 and Mr. Rogers for $60,000. Mr. Galvin was paid $50,000 of his 2022 bonus during 2022. Bonus’ were accrued in 2021 for Mr. Galvin for $100,000, Mr. Rogers for $75,000 and Mr. Sheeran for $56,250 and subsequently paid in 2022. Mr. Sheeran had a bonus of $8,000 in 2021 that was approved by management prior to Mr. Sheeran entering into the executive employment agreement.

Equity Awards

During 2021 and 2022, we granted restricted stock unit awards to our key employees, including our named executive officers, as the long-term incentive component of our compensation program.

Employment Agreements

The following discussion relates to compensation arrangements on behalf of, and compensation paid by the Company to, Mr. Galvin, Ms. Kaelin, Mr. Rogers, Mr. Sheeran and Mr. Villarreal pursuant to the terms of their employment agreements with the Company.

Paul M. Galvin

We employ Mr. Galvin, our Chief Executive Officer, Interim Chief Financial Officer and Chairman of the Board, pursuant to an employment agreement, effective January 1, 2017 (the “Galvin Employment Agreement”). The Galvin Employment Agreement provided for an initial term of two years, with automatic renewals unless earlier terminated pursuant to the provisions of the employment agreement. The Galvin Employment Agreement originally provided for base compensation in the amount of $240,000 per year. The Galvin Employment Agreement also provides for incentive compensation at the discretion of our Board. The agreement provides for the payment of severance compensation in an amount equal to one year of his base annual salary, if his employment is terminated by the Company other than for “Cause,” as defined therein. In April 2020, we entered into an amendment to the Galvin Employment Agreement employment to extend the term of employment to December 31, 2021 and increase the annual base salary to $400,000, provide for a performance bonus structure for a bonus of up to 50% of base salary upon the Company’s achievement of $2,000,000 EBITDA and additional performance bonus payments for the achievement of

EBITDA in excess of $2,000,000 based on a percentage of the incremental increase in EBITDA (ranging from 10% of the incremental increase in EBITDA if the Company achieves over $2,000,000 and up to $7,000,000 in EBITDA, 8% of the incremental increase in EBITDA if the Company achieves over $7,000,000 and up to $12,000,000 in EBITDA and 3% of the incremental increase in EBITDA over $12,000,000), provide for a profits-based additional bonus of up to $250,000 in certain limited circumstances, and provide for one (1) year severance, plus a pro-rated amount of any unpaid bonus earned by him during the year as verified by the Company’s principal financial officer, if Mr. Galvin is terminated without cause. At the Company’s option, up to fifty (50%) percent of the EBITDA performance bonuses may be paid in restricted stock units if then available for grant under the Plan. In July 2022, we entered into an amendment to the Galvin Employment Agreement to increase his annual base salary to $500,000. In September 2023, we entered into an amendment to the Galvin Employment Agreement to increase his annual base salary to $750,000. All other terms of the employment agreement remain in full force and effect.

Patricia Kaelin

On May 1, 2023, we appointed Patricia Kaelin as the Company’s Chief Financial Officer and entered into an employment agreement with Patricia Kaelin (the “Kaelin Employment Agreement”) to employ Ms. Kaelin in such capacity for an initial term of two (2) years, which Kaelin Employment Agreement provides for an annual base salary of $250,000, which was increased to $300,000 on July 26, 2023, a discretionary bonus of up to 20% of her base salary upon achievement of objectives as may be determined by the Board of Directors and severance in the event of a termination without cause on or after September 30, 2023 in amount equal to equal to one year’s annual base salary and benefits. The Kaelin Employment Agreement also provides for the grant to Ms. Kaelin of a restricted stock grant under the Plan, as amended and as available for grant, of 60,000 shares of Common Stock, vesting quarterly on a pro-rata basis over the next eighteen (18) months of continuous service. On May 10, 2023, Ms. Kaelin was granted an award of 60,000 RSUs.

William Rogers

On September 27, 2021, we entered into an executive employment agreement with William Rogers (the “Rogers Employment Agreement”) to employ Mr. Rogers as the Company’s Chief Operating Officer for an initial term of two (2) years, which provides for an annual base salary of $300,000, a discretionary bonus of up to 25% of his base salary upon achievement of objectives as may be determined by the Company’s board of directors, term life insurance coverage equal to two (2) times annual base salary, three weeks’ vacation and severance in the event of a termination without cause in amount equal to one year’s annual base salary and benefits.

Pursuant to the terms of the Rogers Employment Agreement, October 1, 2021, Mr. Rogers was issued a restricted stock grant under our Plan of 37,500 shares of the Company’s Common Stock, vesting upon issuance, and a restricted stock grant under the Plan of 200,000 shares of our Common Stock, vesting monthly over two years.

Mr. Rogers is subject to a one-year post-termination non-compete and non-solicit of employees and clients. He is also bound by confidentiality provisions.

On October 20, 2023, we entered into a mutual settlement and release agreement with Mr. Rogers (the “Release Agreement”) pursuant to which (i) we agreed to pay Mr. Rogers a settlement payment equal to $75,000 for his lost vacation, life insurance and related costs through December 31, 2023; (ii) we and Mr. Rogers agreed to extend the. Rogers Employment Agreement through December 31, 2023, at which point the Rogers Employment Agreement will end as a mutual termination; (iii) we and Mr. Rogers agreed that Mr. Rogers’ title under the Rogers Employment Agreement will change from COO to Project Development Advisor and he will report to David Villarreal for the remaining term of the Rogers Employment Agreement and all other terms of the Rogers Employment Agreement will remain unchanged, including Mr. Roger’s right to receive RSU’s and right to accrue additional vacation days; (iv) Safe and Green Development Corporation and Mr. Rogers will enter into a consulting agreement that will commence on January 1, 2024, which consulting agreement was entered into on October 20, 2023, and is effective January 1, 2024.

Gerald Sheeran

On September 30, 2021, we entered into an executive employment agreement with Gerald Sheeran (the “Sheeran Employment Agreement”) to employ Mr. Sheeran as our Acting Chief Financial Officer for an initial term of two (2) years, which provides for an annual base salary of $225,000, a discretionary bonus of up to 25% of his base salary upon achievement of objectives as may be determined by the Board of Directors, a car allowance and severance in the event of a termination without cause in amount equal to equal to one year’s annual base salary and benefits.

Pursuant to the terms of the Sheeran Employment Agreement, we issued a restricted stock grant under the Plan of 100,000 shares of Common Stock, vesting quarterly over two (2) years.

Mr. Sheeran is subject to a one-year post-termination non-compete and non-solicit of employees and clients. He is also bound by confidentiality provisions.

Mr. Sheeran’s employment terminated on May 12, 2022. As part of his separation agreement, Mr. Sheeran received cash consideration of $131,250 as well as 22,000 shares of restricted Common Stock.

David Villarreal

On February 3, 2023, Safe and Green Development Corporation (“SG DevCo”) entered into an executive employment agreement with David Villarreal to employ Mr. Villarreal as its President and Chief Executive Officer for an initial term of two (2) years, which provides for an annual base salary of $300,000, a discretionary bonus of up to 25% of his base salary upon achievement of objectives as may be determined by the SG DevCo board of directors and severance in the event of a termination without cause in amount equal to equal to one year’s annual base salary and benefits.

Pursuant to the terms of the employment agreement, subject to SG DevCo board of directors approval, SG DevCo agreed to issue to Mr. Villarreal a restricted stock grant of under SG DevCo’s 2023 Incentive Compensation Plan for six hundred fifty thousand (650,000) shares of SG DevCo’s common stock, vesting fifty percent (50%) upon issuance, with the balance vesting quarterly on a pro-rata basis over the next eighteen (18) months of continuous service.

Mr. Villarreal is subject to a one-year post-termination non-compete and non-solicit of employees and clients. He is also bound by confidentiality provisions.

RSU Grants

On November 3, 2022, our Compensation Committee granted Paul Galvin, the Company’s Chairman and CEO, an award of 250,000 restricted stock units (RSUs) under the Plan vesting quarterly over two years.

Retirement, Health, Welfare, and Additional Benefits

Our executive officers are eligible to participate in our employee benefit plans and programs, including medical benefits, flexible spending accounts, short and long-term disability and life insurance, to the same extent as our other full-time employees, subject to the terms and eligibility requirements of those plans. Our executive officers are also eligible to participate in a tax-qualified 401(k) defined contribution plan to the same extent as our other full-time employees. Currently, we do not match contributions made by participants in the 401(k) plan or make other contributions to participant accounts.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding the outstanding option awards held by the named executive officers as of December 31, 2022:

Name	Grant Date	Options Awards			Option Exercise Price ($)	Option Expiration Date	Stock Awards
		Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable			Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)
Paul M. Galvin	11/3/2022	—		—	—	—	218,750	(6)	$299,688
	10/1/2021	—		—	—	—	131,250	(7)	$179,813
	3/30/2018	4,108	(5)	—	$92.20	3/30/2028	—		—
	3/10/2017	5,298	(1)	—	$100.00	3/10/2027	—		—
	3/10/2017	3,973	(1)	—	$120.00	3/10/2027	—		—
	1/30/2017	4,841	(2)	—	$60.00	1/30/2027	—		—
	11/01/2016	4,914	(3)	—	$60.00	11/01/2026	—		—
	11/01/2016	667	(4)	—	$60.00	11/01/2026	—		—

William Rogers	10/1/2021	—		—	—	—	75,000	(8)	$102,750
Gerald Sheeran	03/30/2018	1,250	(9)	—	$92.20	03/30/2028

____________

(1)      In connection with a public offering by the Company, completed in June 2017, Mr. Galvin was granted performance-based option awards, to vest upon the completion of certain conditions. A portion of the shares were granted at an exercise price to equal the price per share at which the public purchased shares in the offering ($100.00 per share), while the remainder were granted at an exercise price equal to 120% of such price per share ($120.00 per share). In September 2017, the Compensation Committee determined that Mr. Galvin met his respective performance conditions, and the option awards vested in full.

(2)      Of these options, 990 options vested on the grant date, while the remaining 3,851 vested in equal quarterly installments on the last day of each fiscal quarter following the date of grant over a two-year period. All options vested in full as of December 31, 2018.

(3)      Of these options, 2,184 vested on the grant date, while the remainder vested in three equal installments of 910 on the three anniversaries following the grant date. Such options vested in full as of November 1, 2019.

(4)      Mr. Galvin received these options in connection with his service as a director of the Company. The options vested in equal quarterly installments on the last day of each fiscal quarter following the date of grant and vested in full as of September 30, 2017.

(5)      These options vested in equal quarterly installments over a two-year period, beginning March 31, 2018, and vested in full as of December 31, 2019.

(6)      The shares subject to these restricted stock units vest in equal installments over a two-year period, beginning November 3, 2022 and vest in full as of October 1, 2024.

(7)      The shares subject to these restricted stock units vest in quarterly installments over a two-year period, beginning October 1, 2021, and vest in full as of September 30, 2023.

(8)      The shares subject to these restricted stock units vest in equal monthly installments over a two-year period, beginning October 1, 2021, and vest in full as of September 30, 2023.

(9)      These options vested in equal quarterly installments over a three-year period, beginning on June 30, 2018, and vested in full as of March 31, 2021.

PAY VERSUS PERFORMANCE

As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. For the most recently completed fiscal year, the Company did not use any “financial performance measures” as defined in Item 402(v) of Regulation S-K to link compensation paid to our Named Executive Officers, or NEOs, to the Company’s performance. We are also permitted to report as a “smaller reporting company” as defined under the U.S. federal securities laws. Accordingly, we have not included a tabular list of financial performance measures, and the table below does not include a column for a “Company-Selected Measure” as defined in Item 402(v) of Regulation S-K. For further information regarding our compensation philosophy and how we seek to align executive compensation with the Company’s performance, refer to “Executive Compensation”.

(a)	(b)	(c)	(d)	(e)	(f)	(g)
Fiscal Year	Summary Compensation Table PEO Total(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO NEOs(3)	Average Compensation Actually Paid to non-PEO NEOs(4)	Value of Initial $100 Investment Based on Total Shareholder Return (TSR)(5)	Net Income (Loss) ($)
2020	$1,641,715	$2,668,942	$183,497	$120,992	$142.50	$(4,692,729)
2021	$1,723,657	$433,414	$899,341	$411,845	$32.98	$(10,832,674)
2022	$1,039,205	$896,655	$415,075	$419,740	$72.87	$(8,319,048)

____________

(1)      The dollar amounts reported in column (b) are the amounts of total compensation reported for Paul Galvin (our principal executive officer, or PEO) for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation — Summary Compensation Table.”

(2)      The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Paul Galvin, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Galvin during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments below were made to Mr. Galvin’s total compensation for each year to determine the compensation actually paid.

(3)      The dollar amounts reported in column (d) represent the average of the amounts reported for the NEOs as a group (excluding our PEO) in the “Total” column of the Summary Compensation Table in each applicable year. The NEOs (excluding our PEO) included for purposes of calculating the average amounts in 2022, 2021 and 2020 are Gerald Sheeran and William Rogers.

(4)      The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the NEOs as a group (excluding our PEO), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding our PEO) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments below were made to average total compensation for the NEOs as a group (excluding our PEO) for each year to determine the compensation actually paid, using the same methodology described above in Note (2).

(5)      TSR is determined based on the value of an initial fixed investment of $100 in the Company’s Common Stock at the beginning of the measurement period.

The amounts deducted or added in calculating the equity award adjustments are as follows:

	PEO
	2022	2021	2020
Total	1,039,205	1,723,657	1,641,715
Less: Value of stock awards and option value reported in summary compensation table	(402,500)	(1,183,000)	(1,274,096)
Plus: Fair value as of end of year for all awards granted during year that are outstanding and unvested	239,750	575,750	1,151,875
Plus (less): Change in fair value of equity awards granted in any prior fiscal year that are outstanding end of year	66,938	34,123	(16,873)
Plus: Fair value as of vesting date of equity awards granted and vested during year	42,813	82,250	1,164,573
Plus (less): Change in fair value as of vesting date of equity awards granted in prior fiscal years that vested during year	(89,551)	(799,366)	1,748
Total actually paid	896,655	433,414	2,668,942

	Non-PEO
	2022	2021	2020
Total	415,075	899,341	183,497
Less: Value of stock awards and option value reported in summary compensation table	—	(570,375)	(75,015)
Plus: Fair value as of end of year for all awards granted during year that are outstanding and unvested	—	82,250	4,575
Plus: Change in fair value of equity awards granted in any prior fiscal year that are outstanding end of year	38,250	73,386	—
Plus: Fair value as of vesting date of equity awards granted and vested during year	—	70,500	7,935
Plus (less): Change in fair value as of vesting date of equity awards granted in prior fiscal years that vested during year	(33,584)	(113,256)	—
Total actually paid	$419,740	$441,845	$120,992

Analysis of the Information Presented in the Pay Versus Performance Table

As described in more detail above in “Executive Compensation — Narrative Disclosure to Summary Compensation Table,” the Company’s executive compensation program reflects a performance-driven compensation philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, including responsibilities, experience, market factors, recruitment and retention factors, internal equity factors, those Company measures are not financial performance measures and are therefore not presented in the Pay Versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with “compensation actually paid” (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table above.

Compensation Actually Paid and Cumulative TSR

The charts below show the relationship between the compensation actually paid to our PEO and the average compensation actually paid to our non-PEO NEOs, on the one hand, to the Company’s cumulative TSR over the three years presented in the pay versus performance table, on the other.

Compensation Actually Paid and Net Income

The chart below shows the relationship between the compensation actually paid to our PEO and the average compensation actually paid to our non-PEO NEOs, on the one hand, to the Company’s net income, on the other hand, over the last three years presented in the pay versus performance table.

CAP & Net Income
Compensation Actually Paid to PEO
Net loss
Thousands
4,000
2,000
-
(2,000)
(4,000)
(6,000)
(8,000)
(10,000)
(12,000)
2020
2021
2022
2,669
433
897
(4,693)
(10,833)
(8,319)

CAP & Net Income
Average Compensation Actually Paid to Non-PEO NEOs
Net loss
Thousands
2,000
-
(2,000)
(4,000)
(6,000)
(8,000)
(10,000)
(12,000)
2020
2021
2022
121
442
420
(4,693)
(10,833)
(8,319)

All information provided above under the heading “Pay Versus Performance” will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of October 9, 2023 by: (i) each director; (ii) each of our named executive officers; (iii) all current executive officers and directors of the Company as a group; and (iv) all those known by us to be beneficial owners of five percent or more of our Common Stock. Unless otherwise indicated the address for each beneficial owner is 990 Biscayne Blvd, Suite 501, Office 12, Miami, Florida 33132.

Name of Beneficial Owner(1)	Common Stock		Shares subject to Options & RSU	Total Number of Shares Beneficially Owned	Percentage Ownership
Executive Officers & Directors
Paul M. Galvin, Chairman and Chief Executive Officer(2)	856,950		23,800	880,750	5.30%
Christopher Melton, Director(3)	88,682		833	89,515	*
William Rogers, Former Chief Operating Officer(4)	181,767		—	181,767	1.10%
Gerald Sheeran, Former Acting Chief Financial Officer(5)	45,908		42,092	88,000	*
David Villarreal, Director(6)	150,000		—	150,000	*
Shafron Hawkins, Director	37,500		—	37,500	—
Vanessa Villaverde, Director	—		—	—	—
Jill Anderson, Director	—		—	—	—
Thomas Meharey, Director	—		—	—	—
All current Executive Officers and Directors, as a group (8 persons)	1,193,132		24,633	1,217,765	7.33%
Greater than 5% stockholders other than executive officers and directors
John William Shaw(7)	3,970,100	(7)			23.94%

____________

*        Less than 1% ownership interest.

(1)      The number of shares and the percent beneficially owned by each entity or individual are based upon 16,580,353 shares of Common Stock outstanding and assume the exercise of all exercisable options and vesting of all outstanding time-based RSUs (including those that would be exercisable or vested within 60 days of October 9, 2023). The percent beneficially owned is a fraction, the numerator of which is the number of shares of Common Stock beneficially owned by each entity or individual (including any exercisable options, as described herein) and the denominator of which is the number of outstanding shares of Common Stock plus the number of shares of Common Stock which would be issued upon (i) exercise by the subject entity or individual of such entity or individual’s own options and warrants and (ii) vesting of outstanding time-based RSUs. This method of computing the percent beneficially owned results in the aggregate ownership percentages of all owners exceeding 100%.

(2)      Includes 856,443 shares of Common Stock held directly by Mr. Galvin and 507 shares held by TAG Partners, LLC (“TAG”), an investment partnership formed for the purpose of investing in the Company. Mr. Galvin is a managing member of and has a controlling interest in TAG and may be deemed to beneficially own the share of Common Stock held by TAG, over which he has shared voting and dispositive power. Mr. Galvin disclaims beneficial ownership of the shares of Common Stock held by TAG except to the extent of his pecuniary interest therein. Also includes 23,800 options to purchase our common shares presently exercisable or exercisable within 60 days of October 9, 2023.

(3)      Includes 200 shares of Common Stock held in Mr. Melton’s retirement account, which Mr. Melton indirectly owns, and 88,482 shares of Common Stock held directly by Mr. Melton. Includes 833 options held by Mr. Melton to purchase our Common Stock presently exercisable or exercisable within 60 days of October 9, 2023.

(4)      Includes 181,767 shares of Common Stock directly held by Mr. Rogers. Mr. Rogers no longer serves as an executive officer.

(5)      Includes 45,908 shares of Common Stock held by Mr. Sheeran. Also includes 1,250 options to purchase Common Stock presently exercisable or exercisable within 60 days of October 9, 2023. Includes 40,842 in vested RSUs. Mr. Sheeran no longer serves as an executive officer.

(6)      Includes 150,000 shares of Common Stock directly held by Mr. Villarreal.

(7)      The address of Mr. Shaw is 1005 E. Las Tunas Drive, #116, San Gabriel, California 91776. Mr. Shaw has provided the Company with a three-month irrevocable proxy giving the Company the right to vote the shares of Common Stock held by Mr. Shaw.

Equity Compensation Plan Information

As of December 31, 2022, the following securities issued under equity compensation were outstanding:

Plan Category	Number of Shares Issuable Upon Exercise of Outstanding Options, Warrants or Rights (a)(1)	Weighted- Average Exercise Price of Outstanding Options (b)(2)	Number of Shares Remaining Available for Issuance Under Equity Compensation Plans (Excluding Shares Reflected in Column (a)) (c)(3)
Equity compensation plans approved by security holders	3,248,940	$78.71	376,060
Equity compensation plans not approved by security holders	—	—	—
Total	3,248,940	$78.71	376,060

____________

(1)      Includes 36,436 shares issuable upon the exercise of options and 3,212,504 shares issuable upon the vesting of RSUs outstanding under the Plan.

(2)      The weighted average exercise price excludes RSUs.

(3)      Represents shares available for issuance under the Plan.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

Related Party Transactions

The following is a summary of transactions since January 1, 2021 to which we have been a party in which the amount involved exceeded $120,000 and in which any of our executive officers, directors or beneficial holders of more than five percent of our capital stock had or will have a direct or indirect material interest, other than compensation arrangements and equity awards granted to our executive officers and directors during 2021 and 2022 that are described under the sections of this proxy statement entitled “Executive Compensation” and “Director Compensation”.

On January 21, 2020, CPF GP 2019-1 LLC (“CPF GP”) issued to the Company a promissory note in the principal amount of $400,000 (the “Company Note”) and issued to Paul Galvin, the Company’s Chairman and CEO, a promissory note in the principal amount of $100,000 (the “Galvin Note”). The transaction closed on January 22, 2019, on which date the Company loaned CPF GP 2019-1 LLC $400,000 and Mr. Galvin personally loaned CPF GP $100,000 on behalf of the Company.

The Company Note and Galvin Note were issued pursuant to the Loan Agreement and Promissory Note, dated October 3, 2019, as amended on October 15, 2019 and November 7, 2019 by and between the CPF GP and the Company, and bear interest at five percent (5%) per annum, payable, together with the unpaid principal amount of the promissory notes, on the earlier of the July 31, 2023 maturity date or upon the liquidation, redemption sale or issuance of a dividend upon the LLC interests in CPF MF 2019-1 LLC, a Texas limited liability company of which CPF GP is the general partner. The terms of the Galvin Note, however, provide that all interest payments due to Mr. Galvin under the Galvin Note shall be paid directly to, and for the benefit of, the Company. In connection with the issuance of the Company Note and the Galvin Note, CPF GP, the Company and Mr. Galvin entered into a Security Agreement, dated January 21, 2020, pursuant to which CPF GP granted a security interest in its LLC interests in CPF MF 2019-1 LLC to the Company and Mr. Galvin to secure its obligations thereunder. During the year ended December 31, 2022, the Galvin Note was assigned to the Company and the principal amount of $100,000 was returned to Mr. Galvin. The Company has a promissory note in the principal amount of $100,000 and the assignment of the promissory note occurred in January 2022.

On or about September 14, 2021, the Company and its former President and Chief Financial Officer, Mahesh Shetty, entered into a settlement and release agreement resolving their respective claims. On September 14, 2021, the parties filed a joint motion seeking court approval of the settlement. The motion to approve the settlement remains pending before the court. By order dated February 8, 2022, the court approved the settlement. On February 9, 2022 the court closed the case.

During 2021, the Company paid a company controlled by Yaniv Blumenfeld $66,296 for development work related to the Company’s Lago Vista project and paid Mr. Blumenfeld’s spouse $75,642 in consulting fees in connection with the Company’s COVID-19 testing program.

On September 26, 2023, the Company entered into a settlement agreement with John William Shaw and Leo Patrick Shaw (the “Shaw Stockholders”) resolving a lawsuit initiated by the Company pursuant to which the Company received a three-month irrevocable proxy from the Shaw Stockholders giving the Company the right to vote the shares of Common Stock held by them. As of September 26, 2023, the Shaw Stockholders beneficially owned 3,970,100 shares which represents approximately 23.85% of the Company’s issued and outstanding Common Stock. Upon payment of $10,000, the Company may extend for 45 days the expiration date of the irrevocable proxies. At the 2023 Annual Meeting, the Company intends to vote the Shaw Stockholders’ shares FOR each of the director nominees named in the Election of Directors Proposal; FOR each of the Auditor Ratification Proposal, FOR the Say-on-Pay Proposal, FOR the Reverse Stock Split Proposal; FOR the 2023 Subsidiaries Plan Proposal; and FOR the Adjournment Proposal.

On October 20, 2023, the Company and William Rogers entered into a mutual settlement and release agreement (the “Release Agreement”) in order to resolve any and all claims and disputes between them, including but not limited to, claims arising under the Mr. Roger’s employment agreement with the Company. The Release Agreement provided, among other things, (i) the Company would pay Mr. Rogers a settlement payment equal to $75,000 for his lost vacation, life insurance and related costs through December 31, 2023; and (ii) SG DevCo and Mr. Rogers would enter into a consulting agreement that will commence on January 1, 2024 (the “Consulting Agreement”). Simultaneously with the execution of the Release Agreement, Mr. Rogers entered into the Consulting Agreement with SG DevCo. The term of the Consulting Agreement will commence on January 1, 2024, will continue for a period of one year and will then convert to a rollover annual contract or on a month-to-month basis, as mutually agreed to be the parties. During the term of the Consulting Agreement, SG DevCo will pay Mr. Rogers a monthly consulting fee of $15,000. In addition, the parties agreed that Mr. Rogers shall invoice SG DevCo for time spent over 60 hours per month providing such consulting services, at a rate of $250 per hour. In addition, during the term of the Consulting Agreement, SG DevCo will (i) pay to Mr. Rogers the per month costs to cover his COBRA expenses, and (ii) reimburse Mr. Rogers for his reasonable and necessary out-of pocket expenses incurred in performing the consulting services.

Related Party Review Procedures

Pursuant to our Audit Committee Charter, our Audit Committee reviews on an on-going basis our policies and procedures for reviewing and approving or ratifying all “Related Party Transactions” (defined as transactions required to be disclosed pursuant to Item 404 of Regulation S-K), including the Company’s Related Person Transaction Policy, and recommend any changes to the Board. In accordance with our Related Person Transaction Policy and Nasdaq Rule 4350 (h), the Audit Committee conducts appropriate review and oversight of all related person transactions for potential conflict of interest situations on an ongoing basis. Any transaction with a related person is subject to our written policy for transactions with related persons. Pursuant to such policy, our Audit Committee reviews in advance all related person transactions. The Audit Committee approves only those related person transactions that are determined to be in, or not inconsistent with, the best interests of the Company and its stockholders, taking into account all available facts and circumstances as the Audit Committee determines in good faith to be necessary. These facts and circumstances will typically include, but not be limited to: whether the transaction was undertaken in the ordinary course of business of the Company; the purpose and potential benefits of the transaction to the Company; the terms of the transaction and of comparable transactions that would be available to unrelated third parties or to employees generally; and the impact on a director’s independence in the event the related person is a director, an immediate family member of a director or an entity in which a director is a partner, stockholder or executive officer. In reviewing and approving such transactions, the Audit Committee obtains, or will direct management to obtain on its behalf, all information that the Audit Committee believes to be relevant and important to a review of the transaction prior to its approval. The Audit Committee may adopt any further policies and procedures relating to the approval of related person transactions that it deems necessary or advisable from time to time.

NO DISSENTERS’ RIGHTS

The corporate action described in this Proxy Statement will not afford stockholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.

ANNUAL REPORT/FORM 10-K

Safe & Green’s 2022 Annual Report is being made available to stockholders concurrently with this Proxy Statement at http://www.astproxyportal.com/ast/23321. Copies of the 2022 Annual Report and any amendments thereto, as filed with the SEC, may be obtained without charge by writing to Safe & Green Holdings Corp., 990 Biscayne Blvd., Suite 501, Office 12, Miami, Florida 33132, Attention: Corporate Secretary. A complimentary copy may also be obtained at the internet website maintained by the SEC at www.sec.gov, and by visiting our internet website at www.safeandgreenholdings.com.

NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS
(“HOUSEHOLDING” INFORMATION)

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering a single copy of these materials to an address shared by two or more Safe & Green stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies and intermediaries. A number of brokers and other intermediaries with account holders who are our stockholders may be householding our stockholder materials, including this Proxy Statement. In that event, a single proxy statement, as the case may be, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or other intermediary that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker or other intermediary otherwise when you receive or received the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker or other intermediary to discontinue householding and direct your written request to receive a separate proxy statement to us at: Safe & Green Holdings Corp., Attention: Corporate Secretary, 990 Biscayne Blvd., Suite 501, Office 12, Miami, Florida 33132 or by calling us at (772) 429-2525. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker or other intermediary.

STOCKHOLDER PROPOSALS FOR THE 2024 ANNUAL MEETING

Stockholders who intend to present proposals for inclusion in next year’s proxy materials at the 2024 Annual Meeting under SEC Rule 14a-8 must submit such proposals in writing by July 16, 2024 to Safe & Green Holdings Corp., 990 Biscayne Blvd., Suite 501, Office 12, Miami, Florida 33132, Attention: Corporate Secretary; however, if there was no annual meeting in the prior year or the annual meeting of stockholders is changed by more than 30 days from the date of the previous year’s annual meeting, then the deadline will be a reasonable time prior to the time that we begin to print and send our proxy materials, as specified in a Current Report on Form 8-K filed by us with the SEC. Such proposals must meet the requirements of our Amended and Restated Bylaws and the SEC to be eligible for inclusion in the proxy materials for our 2024 Annual Meeting.

Generally, timely notice of any director nomination or other proposal that any stockholder intends to present at the 2024 Annual Meeting but does not intend to have included in the proxy materials prepared by the Company in connection with the 2024 Annual Meeting, must have been delivered in writing to the Corporate Secretary at the address above not less than 60 days nor more than 75 days before the first anniversary of the date on which the Company first mailed its proxy materials for the 2023 Annual Meeting. However, if we hold the 2024 Annual Meeting on a date that is advanced by more than 30 days prior to or delayed by more than 60 days after December 6, 2024, the one-year anniversary of the 2023 Annual Meeting, we must receive the notice not earlier than the close of business on the 120th day prior to the 2024 Annual Meeting and not later than the close of business on the later of the 90th day prior to the 2024 Annual Meeting or the 10th day following the day on which public announcement of the date of the 2024 Annual Meeting is first made. As a result, stockholders who intend to present proposals at the 2024 Annual Meeting under these provisions must give written notice to the Corporate Secretary, and otherwise comply with the Amended and Restated Bylaw requirements, no earlier than the close of business on August 30, 2024, and no later than the close of business on September 14, 2024, unless the date of the 2024 Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from December 6, 2024. In addition, a stockholder’s notice must set forth the information required by our Amended and Restated Bylaws with respect to each stockholder making the proposal or nomination and each proposal or nomination that such stockholder intends to present at the 2024 Annual Meeting. All proposals should be addressed to the Corporate Secretary, Safe & Green Holdings Corp., 990 Biscayne Blvd., Suite 501, Office 12, Miami, Florida 33132.

In addition, to satisfying the foregoing requirements, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees at the 2024 Annual Meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than October 7, 2024. If such meeting date is changed by more than 30 days before or after December 6, 2024, then notice pursuant to Rule 14a-19 must be provided by the later of 60 calendar days prior to the date of the 2024 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2024 Annual Meeting is first made.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors of Safe & Green knows of no other matters to be presented for stockholder action at the 2023 Annual Meeting. However, if any other matter is properly brought before the 2023 Annual Meeting for action by the stockholders, proxies in the enclosed form returned to Safe & Green will be voted in accordance with the discretion of the proxyholders.

By order of the Board of Directors,
/s/ Paul M. Galvin
Paul M. Galvin Chairman of the Board

Miami, Florida
November 13, 2023

ANNEX A

CERTIFICATE OF AMENDMENT OF THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
SAFE & GREEN HOLDINGS CORP.

(Pursuant to Section 242 of the
General Corporation Law of the State of Delaware)

Safe & Green Holdings Corp. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”),

1. The Board of Directors of the Corporation has duly adopted a resolution pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth a proposed amendment to the Amended and Restated Certificate of Incorporation of the Corporation, as amended (the “Restated Certificate”), and declaring said amendment to be advisable. The requisite stockholders of the Corporation have duly approved said proposed amendment in accordance with Section 242 of the General Corporation Law of the State of Delaware. The amendment amends the Amended and Restated Certificate of Incorporation of the Corporation as follows:

Article Fourth, Section (a) of the Restated Certificate is hereby amended to add the following paragraph immediately after the first paragraph of Article Fourth, Section (a):

“Upon this Certificate of Amendment to the Amended and Restated Certificate of Incorporation becoming effective pursuant to the General Corporation Law of the State of Delaware (the “Effective Time”), the shares of the Corporation’s Common Stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Corporation immediately prior to the Effective Time shall be reclassified as and combined into a smaller number of shares such that every [•]1 shares of issued and outstanding Common Stock immediately prior to the Effective Time are automatically combined into one (1) validly issued, fully paid and nonassessable share of Common Stock, par value $0.01 per share (the “Reverse Stock Split”). Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the reclassification and combination following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder) shall be entitled to receive a cash payment equal to the number of shares of the Common Stock held by such stockholder before the Reverse Stock Split that would otherwise have been exchanged for such fractional share interest multiplied by the average closing sales price of the Common Stock as reported on the Nasdaq Capital Market for the ten (10) days preceding the Effective Time.

Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been reclassified and combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time), provided however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined.”

2. This Certificate of Amendment shall be effective at ___________ Eastern Time on ____________, 2023

____________

1        The Board of Directors will have the discretion to effect the Reverse Stock Split at a ratio of any whole number between not less than 1-for-10 and not greater than 1-for-20.

Annex A-1

IN WITNESS WHEREOF, this Corporation has caused this Certificate of Amendment of the Amended and Restated Certificate of Incorporation to be signed by its Chairman and Chief Executive Officer this ____ day of ________, 2023.

Paul Galvin
Chairman and Chief Executive Officer

Annex A-2

Annex B

SAFE & GREEN HOLDINGS CORP.

2023 SUBSIDIARIES EQUITY INCENTIVE PLAN

1.      Establishment and Purpose.

The purpose of the Safe & Green Holdings Corp. 2023 Subsidiaries Equity Incentive Plan (the “Plan”) is to promote the interests of Safe & Green Holdings Corp. (the “Company”) and the stockholders of the Company by providing equity interests in one or more of the Company’s Participating Subsidiaries (as defined below) to directors, officers, employees and consultants of such a Participating Subsidiary, including officers and employees of the Company who are also employees and/or officers of such a Participating Subsidiary, in order to encourage them to enter into and continue in the employ or service of the Company and/or its Participating Subsidiaries, to acquire a proprietary interest in the long-term success of the Company and/or its Participating Subsidiaries and to reward the performance of individuals in fulfilling long-term corporate objectives.

2.      Administration of the Plan.

The Plan shall be administered by a Committee appointed by the Board of Directors. The Committee shall have the authority, in its sole discretion, subject to and not inconsistent with the express terms and provisions of the Plan, and subject to approval of the applicable Subsidiary Committee as set forth below, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the type and number of Awards to be granted; to determine the size of an Award and the terms, conditions, restrictions and performance criteria, if any, relating to any Award; to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged or surrendered; to make adjustments in the performance goals that may be required for any award in recognition of unusual or nonrecurring events affecting the financial statements of the Company or a Participating Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Award Agreements; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

The Committee may, in its absolute discretion, subject to and not inconsistent with the express terms and provisions of the Plan and subject to approval of the applicable Subsidiary Committee as set forth below, without amendment to the Plan, (a) accelerate the date on which any Option granted under the Plan becomes exercisable, waive or amend the operation of Plan provisions respecting exercise after termination of employment or otherwise adjust any of the terms of such Option, and (b) accelerate the vesting date, or waive any condition imposed hereunder, with respect to any share or unit of Restricted Equity, Restricted Equity Unit or other Award or otherwise adjust any of the terms applicable to any such Award.

Except as required by Rule 16b-3 with respect to grants of Awards to individuals who are subject to Section 16 of the Exchange Act, or as otherwise required for compliance with Rule 16b-3 or other applicable law, the Committee may delegate all or any part of its authority under the Plan to one or more officers of the Company; provided, however, that any such action shall be subject to approval of the applicable Subsidiary Committee as set forth below.

Subject to Section 16 of the Exchange Act, to the extent the Committee deems it necessary, appropriate or desirable to comply with foreign law or practices and to further the purpose of the Plan, the Committee may, without amending this Plan, establish special rules applicable to Awards granted to Participants who are foreign nationals or non-U.S. residents, are employed outside the United States, or both, including rules that differ from those set forth in the Plan, and grant Awards to such Participants in accordance with those rules.

Notwithstanding anything contained herein to the contrary, no action or decision by the Committee or the Board under the Plan (or any delegate thereof) shall be effective with respect to a Participating Subsidiary (and the Participants employed or retained by such Participating Subsidiary) unless the Subsidiary Committee of such Participating Subsidiary approves such action or decision. For the avoidance of doubt, while some provisions of the Plan refer expressly to such Subsidiary Committee approval, such Subsidiary Committee approval shall be required even if not expressly stated.

Annex B-1

All decisions, determinations and interpretations of the Committee, the Board of Directors or a Subsidiary Committee shall be final and binding on all persons with any interest in an Award, including the Company, Participating Subsidiaries and Participants (or any person claiming any rights under the Plan from or through any Participant). No member of the Committee, the Board of Directors or a Subsidiary Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award.

3.      Definitions. For purposes of the Plan, the following terms shall be defined as set forth below.

(a)     “Award” shall mean any Option, Restricted Equity Award, Restricted Equity Unit Award, Stock Bonus Award, Equity Appreciation Right, Performance Award, Other Equity-Based Award or Other Cash-Based Award granted pursuant to the terms of the Plan.

(b)    “Award Agreement” shall mean the written agreement between the Company and/or a Participating Subsidiary and a Participant evidencing an Award.

(c)     “Board of Directors” shall mean the Board of Directors of the Company.

(d)    “Cause” shall mean a termination of a Participant’s employment by the Company or any of its Subsidiaries due to (i) the continued failure, after written notice, by such Participant substantially to perform his or her duties with the Company or any of its Subsidiaries (other than any such failure resulting from incapacity due to reasonably documented physical illness or injury or mental illness), (ii) the engagement by such Participant in serious misconduct that causes, or in the good faith judgment of the Board of Directors may cause, harm (financial or otherwise) to the Company or any of its Subsidiaries including, without limitation, the disclosure of material secret or confidential information of the Company or any of its Subsidiaries or (iii) the material breach by the Participant of any agreement between such Participant, on the one hand, and the Company, on the other hand. Notwithstanding the above, with respect to any Participant who is a party to an employment agreement with the Company and/or a Participating Subsidiary, Cause shall have the meaning set forth in such employment agreement.

(e)     A “Change in Control” shall be deemed to have occurred if a Change in Control (as defined in the Company’s Stock Incentive Plan) occurs with respect to the Company or if an event set forth in any one of the following paragraphs occurs (provided that the following events shall be treated as a Change in Control solely with respect to Awards relating to Participating Subsidiary Equity of the Participating Subsidiary that is the subject of such event):

(i)     any Person (other than the Company or a Subsidiary) is or becomes the “Beneficial Owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Participating Subsidiary (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Participating Subsidiary) representing more than 50% of the Participating Subsidiary’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of paragraph (ii) below or any Person who is an employee, officer, director or service provider of or to the Company and/or any of its Subsidiaries; or

(ii)    there is consummated a merger or consolidation of the Participating Subsidiary with any other corporation (other than the Company or a Subsidiary) other than (A) a merger or consolidation which would result in the voting securities of the Participating Subsidiary outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) more than 50% of the combined voting power of the voting securities of the Participating Subsidiary or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a re-capitalization of the Participating Subsidiary (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Participating Subsidiary (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Participating Subsidiary) representing more than 50% of the combined voting power of the Participating Subsidiary’s then outstanding securities; or

(iii)   the equity holders of the Participating Subsidiary approve a plan of complete liquidation or dissolution of the Participating Subsidiary or there is consummated an agreement for the sale or disposition by the Participating Subsidiary of all or substantially all of the Participating Subsidiary’s assets, other than a sale or disposition by the Participating Subsidiary of all or substantially all of the Subsidiary’s assets to an entity at least 75% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Participating Subsidiary immediately prior to such sale.

Annex B-2

(f)     “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder. References in the Plan to specific sections of the Code shall be deemed to include any successor provisions thereto.

(g)    “Committee” shall mean, at the discretion of the Board of Directors, a Committee of the Board of Directors, which shall consist of two or more persons, each of whom, unless otherwise determined by the Board of Directors, is a “nonemployee director” within the meaning of Rule 16b-3.

(h)    “Company” shall mean Safe & Green Holdings Corp., a Delaware corporation.

(i)     “Disability” shall mean permanent disability as determined pursuant to the Company’s long-term disability plan or policy, in effect at the time of such disability, regardless of whether a Participant is covered by such plan or policy.

(j)     “Effective Date” shall mean October 31, 2023, the date on which this Plan was adopted by the Board of Directors and shall be effective with respect to a Participating Subsidiary on the date that the board of directors of such Participating Subsidiary adopts this Plan.

(k)    “Equity Appreciation Right” shall mean the right, granted to a Participant under Section 6(d), to be paid an amount measured by the appreciation in the Fair Market Value of a share or unit of Participating Subsidiary Equity from the date of grant to the date of exercise of the right, with payment to be made in cash and/or a share or unit of Participating Subsidiary Equity, as specified in the Award or determined by the Committee.

(l)     “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(m)   The “Fair Market Value” of a share or unit of Participating Subsidiary Equity, as of a date of determination, shall mean (1) the closing sales price per share or unit of Participating Subsidiary Equity on the national securities exchange on which such equity is principally traded on the date of the grant of such Award, or (2) if the shares or units of Participating Subsidiary Equity are not listed or admitted to trading on any such exchange, the closing price as reported by an over-the-counter market for the last preceding date on which there was a sale of such Equity on such exchange, or (3) if the shares or units of Participating Subsidiary Equity are not then listed on a national securities exchange or traded in an over-the-counter market or the value of such Equity is not otherwise determinable, such value as determined by the Committee in good faith based upon the reasonable application of a reasonable valuation method. In no event shall the fair market value of any share or unit of Participating Subsidiary Equity, the Option exercise price of any Option, the appreciation base per unit of Participating Subsidiary Equity under any Equity Appreciation Right, or the amount payable per unit of Participating Subsidiary Equity under any other Award, be less than the par value per share or unit of the applicable Participating Subsidiary Equity.

(n)    “Incentive Stock Option” shall mean an Option that is an “incentive stock option” within the meaning of Section 422 of the Code, or any successor provision, and that is designated by the Committee as an Incentive Stock Option.

(o)    “Nonemployee Director” shall mean a member of the Board of Directors who is not an employee of the Company.

(p)    “Nonqualified Option” shall mean an Option other than an Incentive Stock Option.

(q)    “Option” shall mean an option to purchase shares or units of Participating Subsidiary Equity granted pursuant to Section 6(b).

(r)     “Other Cash-Based Award” shall mean a right or other interest granted to a Participant pursuant to Section 6(h) hereof other than an Other Equity-Based Award.

(s)     “Other Equity-Based Award” shall mean a right or other interest granted to a Participant, valued in whole or in part by reference to, or otherwise based on, or related to, Participating Subsidiary Equity pursuant to Section 6(h) hereof, including but not limited to (i) unrestricted Participating Subsidiary Equity awarded as a bonus or upon the attainment of performance goals or otherwise as permitted under the Plan, (ii) a right granted to a Participant to acquire Participating Subsidiary Equity from the Company or a Participating Subsidiary containing terms and conditions prescribed by the Committee, and (iii) profits interests or other equity interests in a Participating Subsidiary that is not a corporation.

Annex B-3

(t)     “Participant” shall mean an employee, consultant or director of a Participating Subsidiary, including an employee, consultant or director of the Company who is also an employee, consultant or director of a Participating Subsidiary, to whom an Award is granted pursuant to the Plan, and, upon the death of the employee, consultant or director, his or her successors, heirs, executors and administrators, as the case may be.

(u)    “Participating Subsidiary” shall mean a Subsidiary that has adopted this Plan by resolution of its board of directors.

(v)    “Participating Subsidiary Equity” shall mean the common stock of or other common equity interests in a Participating Subsidiary with respect to which an Award is granted.

(w)    “Performance Award” shall mean an Award granted to a Participant pursuant to Section 6(f) hereof.

(x)    “Person” shall have the meaning set forth in Section 3(a)(9) of the Exchange Act, except that such term shall not include (1) the Company or a Subsidiary, (2) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a Subsidiary, (3) an underwriter temporarily holding securities pursuant to an offering of such securities, or (4) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

(y)    “Restricted Equity” shall mean a share or unit of Participating Subsidiary Equity which is granted pursuant to the terms of Section 6(e) hereof. A “Restricted Equity Award” shall refer to an Award of Restricted Equity.

(z)     “Restricted Equity Unit” shall mean a restricted equity unit issued with respect to Participating Subsidiary Equity that is granted pursuant to the terms of Section 6(g) hereof. A “Restricted Equity Unit Award” shall refer to an Award of Restricted Equity Units.

(aa)   “Retirement” shall mean, in the case of employees, the termination of employment with the Company and its Subsidiaries (other than for Cause) during or after the calendar year in which a Participant has or will reach (i) age 55 with ten years of service with the Company and/or its Subsidiaries, or (ii) age 60 with five years of service with the Company and/or its Subsidiaries. “Retirement” shall mean, in the case of directors, the termination of service with the Company and its Subsidiaries (other than for Cause) during or after the calendar year in which a Participant has or will reach age 75 with five years of service with the Company and/or its Subsidiaries.

(bb)  “Rule 16b-3” shall mean the Rule 16b-3 promulgated under the Exchange Act, as amended from time to time.

(cc)   “Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

(dd)  “Stock Bonus” shall mean a bonus payable in shares or units of Participating Subsidiary Equity granted pursuant to Section 6(e) hereof. A “Stock Bonus Award” shall refer to a Stock Bonus.

(ee)   “Subsidiary” shall mean a “subsidiary corporation” within the meaning of Section 424(f) of the Code, with respect to the Company, or, in the case of an entity other than a corporation, an entity with respect to which the Company has 50 percent or more voting control, directly or indirectly, whether in existence on the Effective Date or thereafter established.

(ff)    “Subsidiary Committee” shall mean the board of directors (or the governing body of an entity other than a corporation) of each Participating Subsidiary or, at the discretion of such a board, a committee of such board, which shall consist of two or more persons, each of whom, unless otherwise determined by such board, is a “nonemployee director” within the meaning of Rule 16b-3.

4.      Equity Subject to the Plan.

(a)     Equity Available for Awards. Twenty percent (20%) of the total outstanding shares of common stock or common equity units, as applicable, of each Participating Subsidiary as of the effective date of such Participating Subsidiary’s adoption of the Plan shall be reserved for issuance under the Plan (all of which may be granted as Incentive Stock Options). Participating Subsidiary Equity issued under the Plan may be authorized but unissued shares or units of Participating Subsidiary Equity and/or authorized and issued Participating Subsidiary Equity held in the Participating Subsidiary’s treasury. The Committee may direct that any certificate evidencing shares or units issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares or units pursuant to the Plan.

Annex B-4

(b)    Adjustment for Change in Capitalization. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Participating Subsidiary Equity, or other property), recapitalization, split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar transaction or event has occurred, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (1) the number and kind of shares or units of Participating Subsidiary Equity which may thereafter be issued in connection with Awards, (2) the number and kind of shares or units of Participating Subsidiary Equity, securities or other property (including cash) issued or issuable in respect of outstanding Awards, and/or (3) the exercise price, grant price or purchase price relating to any Award; provided that, with respect to Incentive Stock Options, any such adjustment shall be made in accordance with Section 424 of the Code; and provided further that, no such adjustment shall cause any Award hereunder which is or could be subject to Section 409A of the Code to fail to comply with the requirements of such section.

(c)     Reuse of Shares and Units. Except as set forth below, if any shares or units of Participating Subsidiary Equity subject to an Award are forfeited, cancelled, exchanged or surrendered, or if an Award terminates or expires without a distribution of shares or units to the Participant, the shares or units of Participating Subsidiary Equity with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan. Notwithstanding the foregoing, upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be cancelled to the extent of the number of shares or units of Participating Subsidiary Equity as to which the Award is exercised, and such number of shares or units shall no longer be available for Awards under the Plan. In addition, notwithstanding the forgoing, the shares of Participating Subsidiary Equity surrendered or withheld as payment of either the exercise price of an Option (including shares of stock or units otherwise underlying an Award of an Equity Appreciation Right that are retained by the Company or a Participating Subsidiary to account for the appreciation base of such Equity Appreciation Right) and/or withholding taxes in respect of an Award shall no longer be available for Awards under the Plan.

5.      Eligibility.

The persons who shall be eligible to receive Awards pursuant to the Plan shall be the individuals the Committee shall select from time to time, who are employees, officers, directors and consultants of one or more Participating Subsidiaries, including employees, officers and directors of the Company that are also employees or officers of one or more Participating Subsidiaries; provided, that (a) Incentive Stock Options shall only be available with respect to a Participating Subsidiary that is a corporation, and shall be granted only to employees (including officers and directors who are also employees) of such Participating Subsidiary and (b) Awards other than Incentive Stock Options shall be granted by a Participating Subsidiary only to Participants who are directors, employees, or consultants and who perform direct services to such Participating Subsidiary at the time the award is granted or with respect to which it is reasonably anticipated that the Participant will begin providing direct services within 12 months after the time the Award is granted, or any Participating Subsidiary in a chain of corporations or other entities in which each corporation or other entity has a controlling interest in another corporation or other entity in the chain, ending with the corporation or other entity that has a controlling interest in the Participating Subsidiary for which the Participant performs direct services on the date of grant of the Award or the Participating Subsidiary with respect to which it is reasonably anticipated that the Participant will begin providing direct services within 12 months after the date of grant.

6.      Awards Under the Plan.

(a)     Award Agreement. The Committee may grant Awards in such amounts and with such terms and conditions as the Committee shall determine in its sole discretion, subject to the terms and provisions of the Plan and approval of the applicable Subsidiary Committee. Each Award granted under the Plan (except an unconditional Stock Bonus) shall be evidenced by such Award Agreement as the Committee may in its sole discretion deem necessary or desirable and unless the Committee determines otherwise, such Award Agreement must be signed, acknowledged and returned by the Participant to the Committee or its delegate. Unless the Committee determines otherwise, any failure by the Participant to sign and return the Award Agreement within such period of time following the granting of the Award as the Committee shall prescribe shall cause such Award to the Participant to be null and void. By accepting an Award or other benefits under the Plan (including participation in the Plan), each Participant, shall be conclusively deemed to have indicated acceptance and ratification of, and consent to, all provisions of the Plan and the Award Agreement.

Annex B-5

(b)     Options.

(i)     The Committee may grant Options under the Plan to purchase shares or units of Participating Subsidiary Equity in such amounts and subject to such terms and conditions as the Committee shall from time to time determine in its sole discretion, subject to the terms and provisions of the Plan. The exercise price of a share or unit of Participating Subsidiary Equity purchasable under an Option shall be determined by the Committee, but in no event shall the exercise price be less than the Fair Market Value per share or unit on the grant date of such Option. The date as of which the Committee adopts a resolution granting an Option shall be considered the day on which such Option is granted unless such resolution specifies a later date.

(ii)    Each Option shall be clearly identified in the applicable Award Agreement as either an Incentive Stock Option or a Nonqualified Option and shall state the number of shares or units of Participating Subsidiary Equity to which the Option (and/or each type of Option) relates.

(c)     Special Requirements for Incentive Stock Options.

(i)     To the extent that the aggregate Fair Market Value of shares of Participating Subsidiary Equity with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company or a Subsidiary shall exceed $100,000, such Options shall be treated as Nonqualified Options. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted.

(ii)    No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns (or is deemed to own under the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Participating Subsidiary to which such Incentive Stock Option relates unless (A) the exercise price of such Incentive Stock Option is at least 110% of the Fair Market Value of a share of Participating Subsidiary Equity at the time such Incentive Stock Option is granted and (B) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

(iii)   No Incentive Stock Option may be granted with respect to a Participating Subsidiary other than a Participating Subsidiary that is a corporation.

(d)     Equity Appreciation Rights.

(i)     The Committee may grant a related Equity Appreciation Right in connection with all or any part of an Option granted under the Plan, either at the time such Option is granted or at any time thereafter prior to the exercise, termination or cancellation of such Option, and subject to such terms and conditions as the Committee shall from time to time determine in its sole discretion, consistent with the terms and provisions of the Plan, provided, however, that in no event shall the appreciation base of the shares or units of Participating Subsidiary Equity subject to the Equity Appreciation Right be less than the Fair Market Value per share or unit on the grant date of such Equity Appreciation Right. The holder of a related Equity Appreciation Right shall, subject to the terms and conditions of the Plan and the applicable Award Agreement, have the right by exercise thereof to surrender to the Company or the applicable Participating Subsidiary for cancellation all or a portion of such related Equity Appreciation Right, but only to the extent that the related Option is then exercisable, and to be paid therefor an amount equal to the excess (if any) of (i) the aggregate Fair Market Value of the shares or units of Participating Subsidiary Equity subject to the related Equity Appreciation Right or portion thereof surrendered (determined as of the exercise date), over (ii) the aggregate appreciation base of the shares or units of Participating Subsidiary Equity subject to the Equity Appreciation Right or portion thereof surrendered. Upon any exercise of a related Equity Appreciation Right or any portion thereof, the number of shares or units of Participating Subsidiary Equity subject to the related Option shall be reduced by the number of shares or units of Participating Subsidiary Equity in respect of which such Equity Appreciation Right shall have been exercised.

(ii)    The Committee may grant unrelated Equity Appreciation Rights in such amount and subject to such terms and conditions, as the Committee shall from time to time determine in its sole discretion, subject to the terms and provisions of the Plan, provided, however, that in no event shall the appreciation base of the shares or units of Participating Subsidiary Equity subject to the Equity Appreciation Right be less than the Fair Market Value per share or unit on the grant date of such Equity Appreciation Right. The holder of an unrelated Equity Appreciation Right shall, subject to the terms and conditions of the Plan and the applicable Award Agreement, have the right to surrender to the Company or the applicable Participating Subsidiary for cancellation all or a portion of such Equity Appreciation

Annex B-6

Right, but only to the extent that such Equity Appreciation Right is then exercisable, and to be paid therefor an amount equal to the excess (if any) of (x) the aggregate Fair Market Value of the shares or units of Participating Subsidiary Equity subject to the Equity Appreciation Right or portion thereof surrendered (determined as of the exercise date), over (y) the aggregate appreciation base of the shares or units of Participating Subsidiary Equity subject to the Equity Appreciation Right or portion thereof surrendered.

(iii)   The grant or exercisability of any Equity Appreciation Right shall be subject to such conditions as the Committee, in its sole discretion, shall determine.

(e)     Restricted Equity and Stock Bonus.

(i)     The Committee may grant Restricted Equity awards, alone or in tandem with other Awards under the Plan, subject to such restrictions, terms and conditions, as the Committee shall determine in its sole discretion and as shall be evidenced by the applicable Award Agreements. The vesting of a Restricted Equity award granted under the Plan may be conditioned upon the completion of a specified period of employment or service with the Company or any Participating Subsidiary, upon the attainment of specified performance goals, and/or upon such other criteria as the Committee may determine in its sole discretion.

(ii)    Each Award Agreement with respect to a Restricted Equity award shall set forth the amount (if any) to be paid by the Participant with respect to such Award and when and under what circumstances such payment is required to be made.

(iii)   The Committee may, upon such terms and conditions as the Committee determines in its sole discretion, provide that a certificate or certificates representing the shares or units underlying a Restricted Equity award shall be registered in the Participant’s name and bear an appropriate legend specifying that such shares or units are not transferable and are subject to the provisions of the Plan and the restrictions, terms and conditions set forth in the applicable Award Agreement, or that such certificate or certificates shall be held in escrow by the Company or the applicable Participating Subsidiary on behalf of the Participant until such shares or units become vested or are forfeited. Except as provided in the applicable Award Agreement, no shares or units underlying a Restricted Equity award may be assigned, transferred, or otherwise encumbered or disposed of by the Participant until such shares or units have vested in accordance with the terms of such Award.

(iv)   If and to the extent that the applicable Award Agreement may so provide, a Participant shall have the right to vote and receive dividends on the shares or units underlying a Restricted Equity award granted under the Plan. Unless otherwise provided in the applicable Award Agreement, any equity interests received as a dividend on or in connection with a split of the equity underlying a Restricted Equity award shall be subject to the same restrictions as the shares or units underlying such Restricted Equity award.

(v)    The Committee may grant Stock Bonus awards, alone or in tandem with other Awards under the Plan, subject to such terms and conditions as the Committee shall determine in its sole discretion and as may be evidenced by the applicable Award Agreement.

(f)     Performance Awards. The Committee may grant Performance Awards, alone or in tandem with other Awards under the Plan, to acquire shares or units of Participating Subsidiary Equity in such amounts and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine, subject to the terms of the Plan and the applicable Award Agreement. To the extent necessary to satisfy the short-term deferral exception to Section 409A of the Code, unless the Committee shall determine otherwise, the Performance Awards shall provide that payment shall be made within two and one-half months after the end of the year in which the Participant has a legally binding vested right to such award.

(g)    Restricted Equity Units.

(i)     A Restricted Equity Unit represents the right to receive on the respective scheduled vesting or payment date for such Restricted Equity Unit, one share or unit of Participating Subsidiary Equity. An Award of Restricted Equity Units may be subject to the attainment of specified performance goals or targets, forfeiture provisions and such other terms and conditions as the Committee may determine, subject to the provisions of this Plan. At the time an Award of Restricted Equity Units is made, the Committee shall establish a period of time during which the Restricted Equity Units shall vest and the timing for settlement of the Restricted Equity Units, which shall be set forth in the applicable Award Agreement.

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(ii)    Subject to the terms and conditions of this Plan and the applicable Restricted Equity Unit Award Agreement, as well as any procedures established by the Committee, prior to the expiration of the applicable vesting period applicable to a Restricted Equity Unit Award, the Committee may determine to pay dividend equivalent rights with respect to Restricted Equity Units, in which case, the Committee shall establish an account for the Participant to reflect any securities, cash or other property comprising any dividend or property distribution with respect to the shares or units of Participating Subsidiary Equity underlying each Restricted Equity Unit. Each amount or other property credited to any such account shall be subject to the same vesting conditions as the Restricted Equity Unit to which it relates. The Participant shall have the right to be paid the amounts or other property credited to such account upon vesting of the subject Restricted Equity Unit.

(iii)   Subject to the restrictions imposed under the terms and conditions of this Plan and the applicable Restricted Equity Unit Award Agreement, each Participant receiving Restricted Equity Units shall have no rights as a stockholder or unitholder with respect to such Restricted Equity Units until such time as shares or units of Participating Subsidiary Equity are issued to the Participant. No shares or units of Participating Subsidiary Equity shall be issued at the time a Restricted Equity Unit is granted, and neither the Company nor a Participating Subsidiary will be required to set aside a fund for the payment of any such Award. Except as otherwise provided in the applicable Award Agreement, shares or units of Participating Subsidiary Equity issuable under an Restricted Equity Unit shall be treated as issued on the first date that the holder of the Restricted Equity Unit is no longer subject to a substantial risk of forfeiture as determined for purposes of Section 409A of the Code, and the holder shall be the owner of such shares or units of Participating Subsidiary Equity on such date. An award agreement may provide that issuance of shares or units of Participating Subsidiary Equity under a Restricted Equity Unit may be deferred beyond the first date that the Restricted Equity Unit is no longer subject to a substantial risk of forfeiture, provided that such deferral is structured in a manner that is intended to comply with the requirements of Section 409A of the Code.

(h)     Other Equity-Based Awards; Other Cash-Based Awards. The Committee is authorized to grant Awards to Participants in the form of Other Equity-Based Awards or Other Cash-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. To the extent necessary to satisfy the short-term deferral exception to Section 409A of the Code, unless the Committee shall determine otherwise, such Awards shall provide that payment shall be made within two and one-half months after the end of the year in which the Participant has a legally binding vested right to such award.

(i)      Exercisability of Awards; Cancellation of Awards in Certain Cases.

(i)     Except as hereinafter provided, each Agreement with respect to an Option or Equity Appreciation Right shall set forth the period during which and the conditions subject to which the Option or Equity Appreciation Right evidenced thereby shall be exercisable, and each Award Agreement with respect to a Restricted Equity Award, Restricted Equity Unit Award, Stock Bonus award, Performance Award or other Award shall set forth the period after which and the conditions subject to which amounts underlying such Award shall vest or be deliverable, all such periods and conditions to be determined by the Committee in its sole discretion.

(ii)    Except as provided in Section 7(d) hereof, no Option or Equity Appreciation Right may be exercised and no equity interests underlying any other Award under the Plan may vest or become deliverable more than ten years after the date of grant (the “Stated Expiration Date”).

(iii)   Except as provided in Section 7 hereof or the following clause (iv), no Option or Equity Appreciation Right may be exercised and no shares or units of Participating Subsidiary Equity underlying any other Award under the Plan may vest or become deliverable unless the Participant is at such time in the employ (for Participants who are employees) or service (for Participants who are nonemployee directors or consultants) of the Company or a Subsidiary (or a company, or a parent or subsidiary company of such company, issuing or assuming the relevant right or award in a Change in Control) and has remained continuously so employed or in service since the relevant date of grant of the Award.

(iv)   If permitted by an Award Agreement or the Committee, an outstanding Option, to the extent it is not yet exercisable, may be exercised subject to the Participant’s payment of the applicable exercise price in the manner permitted under Section 6(j) and the Participant’s execution of a restricted purchase agreement having such terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee in its sole discretion. Unless the Committee determines otherwise, the restricted purchase agreement shall, among other things, grant the Company and/or any of its Subsidiaries a right to repurchase the shares or units of Participating Subsidiary

Annex B-8

Equity acquired by the Participant as a result of exercise of the Option upon the Participant’s separation from service with the Company and its Subsidiaries for any reason (including death or Disability). Unless otherwise determined by the Committee, the purchase price for the unvested shares or units of Participating Subsidiary Equity repurchased by the Company or its Subsidiaries pursuant to the restricted purchase agreement shall be the lesser of (i) the original purchase price paid for the shares or units by the Participant, and (ii) the Fair Market Value of the shares or units of Participating Subsidiary Equity as of the date of the repurchase. During the period of the restrictions set forth in the restricted purchase agreement, the shares or units of Participating Subsidiary Equity acquired by the Participant upon exercise of the Option shall be treated as shares or units of Restricted Equity under the Plan.

(v)    An Option or Equity Appreciation Right shall be exercisable by the filing of a written notice of exercise or a notice of exercise in such other manner with the Committee or its delegate, on such form and in such manner as the Committee shall in its sole discretion prescribe, and by payment in accordance with Section 6(j) hereof.

(vi)   Unless the applicable Award Agreement provides otherwise, the “Option exercise date” and the “Equity Appreciation Right exercise date” shall be the date that the written notice of exercise, together with payment, are received by the Committee or its delegate.

(j)      Payment of Award Price.

(i)     Unless the applicable Award Agreement provides otherwise or the Committee in its sole discretion otherwise determines, any written notice of exercise of an Option or Equity Appreciation Right must be accompanied by payment of the full Option or Equity Appreciation Right exercise price.

(ii)    Payment of the Option exercise price and of any other payment required by the Award Agreement to be made pursuant to any other Award shall be made in any combination of the following: (a) by certified or official bank check payable to the applicable Participating Subsidiary (or the equivalent thereof acceptable to the Committee), (b) with the consent of the Committee in its sole discretion, by personal check (subject to collection) which may in the Committee’s discretion be deemed conditional, (c) unless otherwise provided in the applicable Agreement, and as permitted by the Committee, by delivery of previously-acquired equity interests or Company common stock owned by the Participant having a Fair Market Value (determined as of the Option exercise date, in the case of Options, or other relevant payment date as determined by the Committee, in the case of other Awards) equal to the portion of the exercise price being paid thereby; and/or (d) unless otherwise provided in applicable Award Agreement, and as permitted by the Committee, on a net-settlement basis with the applicable Participating Subsidiary withholding the amount of Participating Subsidiary Equity sufficient to cover the exercise price and tax withholding obligation. Payment in accordance with clause (a) of this Section 6(i)(ii) may be deemed to be satisfied, if and to the extent that the applicable Award Agreement so provides or the Committee permits, by delivery to the applicable Participating Subsidiary of an assignment of a sufficient amount of the proceeds from the sale of Participating Subsidiary Equity to be acquired pursuant to the Award to pay for all of the Participating Subsidiary Equity to be acquired pursuant to the Award and an authorization to the broker or selling agent to pay that amount to the applicable Participating Subsidiary and to effect such sale at the time of exercise or other delivery of shares or units of Participating Subsidiary Equity.

7.      Termination of Employment.

(a)     Unless the applicable Award Agreement provides otherwise or the Committee in its sole discretion determines otherwise, upon termination of a Participant’s employment or service with the Company and its Subsidiaries by the Company or a Subsidiary for Cause, the portions of outstanding Options and Equity Appreciation Rights granted to such Participant that are exercisable as of the date of such termination of employment or service shall terminate upon the date of such termination of employment or service. All portions of outstanding Options or Equity Appreciation Rights granted to such Participant which are not exercisable as of the date of such termination of employment or service, and any other outstanding Award which is not vested as of the date of such termination of employment or service shall terminate upon the date of such termination of employment or service.

(b)    Unless the applicable Award Agreement provides otherwise or the Committee in its sole discretion determines otherwise, upon termination of the Participant’s employment or service with the Company and its Subsidiaries for any reason other than as described in subsection (a), (c), or (d) hereof, the portions of outstanding Options and Equity Appreciation Rights granted to such Participant that are exercisable as of the date of such termination of employment or service shall remain exercisable for a period of ninety (90) days (and shall terminate thereafter), and any payment or notice provided for under the terms of any other outstanding Award as respects the portion thereof vested as of the date of termination of employment or service may be given, for a period of ninety (90) days from and including the date of

Annex B-9

termination of employment or service (and shall terminate thereafter). All additional portions of outstanding Options or Equity Appreciation Rights granted to such Participant which are not exercisable as of the date of such termination of employment or service, and any other outstanding Award which is not vested as of the date of such termination of employment or service shall terminate upon the date of such termination of employment or service.

(c)     Unless the applicable Award Agreement provides otherwise or the Committee in its sole discretion determines otherwise, if the Participant terminates employment due to Retirement, or the Participant’s employment or service terminates due to death or Disability, all outstanding Options, Equity Appreciation Rights and all other outstanding Awards granted to such Participant shall vest and become fully exercisable, and any payment or notice provided for under the terms of any other outstanding Award may be immediately paid or given and any condition may be satisfied, by the person to whom such rights have passed under the Participant’s will (or if applicable, pursuant to the laws of descent and distribution) for a period of one year from and including the date of the Participant’s death and thereafter all such Awards or parts thereof shall be canceled. The Committee may in its sole discretion, and in accordance with Section 409A of the Code, determine (i) whether any termination of employment or service is due to Disability for purposes of the Plan, (ii) whether any leave of absence (including any short-term or long-term Disability or medical leave) constitutes a termination of employment or service, or a failure to have remained continuously employed or in service, for purposes of the Plan (regardless of whether such leave or status would constitute such a termination or failure for purposes of employment law), (iii) the applicable date of any such termination of employment or service, and (iv) the impact, if any, of any of the foregoing on Awards under the Plan.

(d)     Unless the applicable Award Agreement provides otherwise or the Committee in its sole discretion determines otherwise, upon termination of a Participant’s employment or service with the Company and its Subsidiaries (i) by the Company or its Subsidiaries without Cause or (ii) by the Participant for “good reason” or any like term as defined under any employment agreement with the Company or a Subsidiary to which a Participant may be a party to, the portions of outstanding Options and Equity Appreciation Rights granted to such Participant which are exercisable as of the date of termination of employment or service of such Participant shall remain exercisable, and any payment or notice provided for under the terms of any other outstanding Award as respects the portion thereof vested as of the date of termination of employment or service may be given, for a period of one year from and including the date of termination of employment or service and shall terminate thereafter. Unless the applicable Award Agreement provides otherwise or the Committee in its sole discretion determines otherwise, any other outstanding Award shall terminate as of the date of such termination of employment or service.

(e)     Notwithstanding anything in this Section 7 to the contrary, no Option or Equity Appreciation Right may be exercised and no shares or units of Participating Subsidiary Equity underlying any other Award under the Plan may vest or become deliverable past the Stated Expiration Date.

8.      Effect of Change in Control.

Unless otherwise set forth in an Award Agreement, in the event of a Change in Control:

(a)     With respect to each outstanding Award that is continued, assumed or substituted in connection with a Change in Control, in the event of a termination of a Participant’s employment or service by the Company and its Subsidiaries without Cause during the 24-month period following such Change in Control, on the date of such termination (i) such Award shall become fully vested and, if applicable, exercisable, (ii) the restrictions, payment conditions, and forfeiture conditions applicable to any such Award granted shall lapse, and (iii) any performance conditions imposed with respect to Awards shall be deemed to be fully achieved at target levels.

(b)    With respect to each outstanding Award that is not assumed or substituted in connection with a Change in Control, immediately upon the occurrence of the Change in Control, (i) such Award shall become fully vested and, if applicable, exercisable, (ii) the restrictions, payment conditions, and forfeiture conditions applicable to any such Award granted shall lapse, and (iii) any performance conditions imposed with respect to Awards shall be deemed to be fully achieved at target levels.

(c)     For purposes of this Section 8, an Award shall be considered assumed or substituted for if, following the Change in Control, the Award remains subject to the same terms and conditions that were applicable to the Award immediately prior to the Change in Control except that, if the Award provides the right to receive Participating Subsidiary Equity of the applicable Participating Subsidiary to which the Change in Control applies, the Award instead confers the right to receive common stock of the acquiring entity.

Annex B-10

(d)    Notwithstanding any other provision of the Plan: (i) in the event of a Change in Control, except as would otherwise result in adverse tax consequences under Section 409A of the Code, the Board of Directors or Committee may, in its sole discretion, provide that each Award shall, immediately upon the occurrence of a Change in Control with respect to a Participating Subsidiary, be cancelled in exchange for a payment in cash or securities in an amount equal to (x) the excess of the consideration paid per share or unit of Participating Subsidiary Equity in the Change in Control over the exercise or purchase price (if any) per share or unit subject to the Award multiplied by (y) the number of shares or units of Participating Subsidiary Equity granted under the Award and (ii) with respect to any Award that constitutes a deferral of compensation subject to Section 409A of the Code, in the event of a Change in Control that does not constitute a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Participating Subsidiary under Section 409A(a)(2)(A)(v) of the Code and regulations thereunder, such Award shall be settled in accordance with its original terms or at such earlier time as permitted by Section 409A of the Code.

9.      Miscellaneous.

(a)     Awards Agreements under the Plan shall contain such terms and conditions, not inconsistent with the Plan, as the Committee may determine in its sole discretion, including penalties for the commission of competitive acts or other actions detrimental to the Company and/or its Subsidiaries. Notwithstanding any other provision hereof, the Committee shall have the right at any time to deny or delay a Participant’s exercise of Options or Equity Appreciation Rights if such Participant is reasonably believed by the Committee (i) to be engaged in material conduct adversely affecting the Company and/or its Subsidiaries, or (ii) to be contemplating such conduct, unless and until the Committee shall have received reasonable assurance that the Participant is not engaged in, and is not contemplating, such material conduct adverse to the interests of the Company and/or its Subsidiaries.

(b)    Participants are and at all times shall remain subject to the trading window policies adopted by the Company from time to time throughout the period of time during which they may exercise Options, Equity Appreciation Rights or sell shares or units of Participating Subsidiary Equity acquired pursuant to the Plan.

10.    No Special Employment Rights, No Right to Award.

(a)     Nothing contained in the Plan or any Agreement shall confer upon any Participant any right with respect to the continuation of employment or service by the Company and/or its Subsidiaries or interfere in any way with the right of the Company and/or its Subsidiaries, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or service or to increase or decrease the compensation of the Participant.

(b)     No person shall have any claim or right to receive an Award hereunder. The Committee’s granting of an Award to a Participant at any time shall neither require the Committee to grant any other Award to such Participant or other person at any time or preclude the Committee from making subsequent grants to such Participant or any other person.

11.    Securities Matters.

(a)     The Company and its Subsidiaries shall be under no obligation to effect the registration pursuant to the Securities Act of any interests in the Plan or any shares or units of Participating Subsidiary Equity to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, neither the Company nor its Subsidiaries shall be obligated to cause to be issued or delivered any certificates evidencing shares or units of Participating Subsidiary Equity pursuant to the Plan unless and until the Company is advised by counsel to the Company that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares or unit of Participating Subsidiary Equity are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares or units of Participating Subsidiary Equity pursuant to the terms hereof, that the recipient of such shares or units make such agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

(b)    The transfer of any shares or units of Participating Subsidiary Equity hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of such shares or units is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares or units of Participating Subsidiary Equity are traded. The Committee may, in its sole discretion, defer the effectiveness of any transfer of shares or units of Participating Subsidiary Equity hereunder in

Annex B-11

order to allow the issuance of such shares or units to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Participant in writing of its decision to defer the effectiveness of a transfer. During the period of such deferral in connection with the exercise of an Award, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

12.    Withholding Taxes.

(a)     Whenever cash is to be paid pursuant to an Award, the Company and/or its Subsidiaries shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto.

(b)    Whenever shares or units of Participating Subsidiary Equity are to be delivered pursuant to an Award, the Company and/or its Subsidiaries shall have the right to require the Participant to remit to the Company and/or its Subsidiaries in cash an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. With the approval of the Committee, a Participant may satisfy the foregoing requirement by electing to have the Company and/or its Subsidiaries withhold from delivery shares or units of Participating Subsidiary Equity having a value equal to the minimum amount of tax required to be withheld. Such shares or units shall be valued at their Fair Market Value on the date of which the amount of tax to be withheld is determined. Fractional share or unit amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the shares or units to be delivered pursuant to an Award.

13.    Non-Competition and Confidentiality; Shareholder and Voting Rights Agreement.

By accepting Awards and as a condition to the exercise of Awards and the enjoyment of any benefits of the Plan, including participation therein, each Participant agrees to be bound by and subject to non-competition, confidentiality and invention ownership agreements acceptable to the Committee or any officer or director to whom the Committee elects to delegate such authority, and to any agreement required by the Committee or any officer or director to whom the Committee elects to delegate such authority that includes terms and conditions that provide the Company and/or one or more Subsidiaries with (i) a right of first refusal or impose other restrictions with respect to the transfer of Participating Subsidiary Equity, (ii) a voting agreement with respect to Participating Subsidiary Equity, (iii) “drag-along” rights in favor of the Company and/or any of its Subsidiaries, (iv) “market standoff” or “lock-up” conditions, (v) repurchase rights, and/or (vi) such other terms and conditions as the Committee (or any officer or director to whom the Committee elects to delegate such authority) may require, if any.

14.    Notification of Election Under Section 83(b) of the Code.

If any Participant shall, in connection with the acquisition of shares or units of Participating Subsidiary Equity under the Plan, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Company and/or its Subsidiaries of such election within 10 days of filing notice of the election with the Internal Revenue Service.

15.    Amendment or Termination of the Plan.

The Board of Directors or the Committee may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, that the requisite stockholder approval shall be required if and to the extent the Board of Directors or Committee determines that such approval is appropriate or necessary for purposes of satisfying any section of the Code or Rule 16b-3 or other applicable law. Awards may be granted under the Plan prior to the receipt of such stockholder approval of the Plan but each such grant shall be subject in its entirety to such approval and no Award may be exercised, vested or otherwise satisfied prior to the receipt of such approval. No amendment or termination of the Plan may, without the consent of a Participant, adversely affect the Participant’s rights under any outstanding Award.

16.    Transfers Upon Death; Nonassignability.

(a)     A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, upon the death of a Participant, outstanding Awards granted to such Participant may be exercised only by the executor or administrator of the Participant’s estate or by a person who shall have acquired the right to such exercise by will or by the laws of descent and distribution. No transfer of an Award by will or the laws of descent and distribution shall be effective to bind the Company and/or its Subsidiaries unless the Committee shall have been furnished with written notice thereof and with a copy of the will and/or such evidence as the Committee

Annex B-12

may deem necessary to establish the validity of the transfer and an agreement by the transferee to comply with all the terms and conditions of the Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Award.

(b)    During a Participant’s lifetime, the Committee may, in its discretion, pursuant to the provisions set forth in this clause (b), permit the transfer, assignment or other encumbrance of an outstanding Option unless such Option is an Incentive Stock Option and the Committee, and the Participant intends that it shall retain such status. Subject to the approval of the Committee and to any conditions that the Committee may prescribe, a Participant may, upon providing written notice to the Chairman of the Committee, elect to transfer any or all Options granted to such Participant pursuant to the Plan to members of his or her immediate family, including, but not limited to, children, grandchildren and spouse or to trusts for the benefit of such immediate family members or to partnerships in which such family members are the only partners; provided, however, that no such transfer by any Participant may be made in exchange for consideration. Any such transferee must agree, in writing, to be bound by all provisions of the Plan.

17.    Effective Date and Term of Plan.

The Plan shall become effective on the Effective Date; provided that the Plan shall be effective with respect to a Participating Subsidiary on the date that the board of directors of such Participating Subsidiary adopts this Plan. Unless earlier terminated by the Board of Directors, the right to grant Awards under the Plan shall terminate on the tenth anniversary of the Effective Date, which is October 31, 2033. Awards outstanding at Plan termination shall remain in effect according to their terms and the provisions of the Plan.

18.    Applicable Law.

Except to the extent preempted by any applicable federal law, the Plan shall be construed and administered in accordance with the laws of the State of Delaware, without reference to its principles of conflicts of law.

19.    Participant Rights.

(a)     No Participant shall have any claim to be granted any award under the Plan, and there is no obligation for uniformity of treatment for Participants. Except as provided specifically herein, a Participant or a transferee of an Award shall have no rights as a stockholder or unitholder with respect to any shares or units covered by any Award until the date of the issuance of a Participating Subsidiary Equity certificate to him or her for such shares or units.

(b)    Determinations by the Committee under the Plan relating to the form, amount and terms and conditions of grants and Awards need not be uniform and may be made selectively among persons who receive or are eligible to receive grants and awards under the Plan, whether or not such persons are similarly situated.

20.    Unfunded Status of Awards.

The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan, or any Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company and/or its Subsidiaries.

21.    No Fractional Shares or Units.

No fractional shares or units of Participating Subsidiary Equity shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or units or whether such fractional shares or units or any rights thereto shall be forfeited or otherwise eliminated.

22.    Interpretation.

The Plan is designed and intended to the extent applicable, to comply with the Code, and to provide for grants and other transactions which are exempt under Rule 16b-3, and all provisions hereof shall be construed in a manner to so comply. Awards under the Plan are intended to comply with Code Section 409A to the extent subject thereto and the Plan and all Awards shall be interpreted in accordance with Code Section 409A, and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date of the Plan. Notwithstanding any provision in the Plan to the contrary, no payment or distribution under this Plan that constitutes an item of deferred compensation under

Annex B-13

Code Section 409A and becomes payable by reason of a Participant’s termination of employment or service with the Company and/or its Subsidiaries will be made to such Participant until such Participant’s termination of employment or service constitutes a “separation from service” (as defined in Code Section 409A). For purposes of this Plan, each amount to be paid or benefit to be provided shall be construed as a separate identified payment for purposes of Code Section 409A. If a participant is a “specified employee” (as defined in Code Section 409A), then to the extent necessary to avoid the imposition of taxes under Code Section 409A, such Participant shall not be entitled to any payments upon a termination of his or her employment or service until the earlier of: (i) the expiration of the six (6)-month period measured from the date of such Participant’s “separation from service” or (ii) the date of such Participant’s death. Upon the expiration of the applicable waiting period set forth in the preceding sentence, all payments and benefits deferred pursuant to this Section 22 (whether they would have otherwise been payable in a single lump sum or in installments in the absence of such deferral) shall be paid to such Participant in a lump sum as soon as practicable, but in no event later than sixty (60) calendar days, following such expired period, and any remaining payments due under this Plan will be paid in accordance with the normal payment dates specified for them herein.

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This Plan was approved and adopted by the Board of Directors on the 31st day of October, 2023.

Annex B-14

ANNUAL MEETING OF STOCKHOLDERS OF SAFE & GREEN HOLDINGS CORP. December 6, 2023 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/23321 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” THE ELECTION OF EACH OF THE SEVEN DIRECTOR NOMINEES AND “FOR” THE FOLLOWING PROPOSALS 2, 3, 4, 5 AND 6. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE Please detach along perforated line and mail in the envelope provided. 20730303030300000100 9 120623 MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: 1. Election of Directors: 01 Paul Galvin 02 David Villarreal 03 Christopher Melton 04 Shafron Hawkins 05 Vanessa Villaverde 06 Jill Anderson 07 Thomas Meharey FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) NOMINEES: 2. To ratify the appointment of Whitley Penn LLP as our independent registered public accounting firm for our fiscal year ending on December 31, 2023. 3. To approve, on an advisory, non-binding basis, the compensation of our named executive officers (“say-on-pay”). 4. To approve an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s common stock at a ratio of 1-for-10 to 1-for-20, with the ratio to be determined at the discretion of the Board of Directors. 5. To approve the adoption of the Safe & Green Holdings Corp. 2023 Subsidiaries Equity Incentive Plan. 6. To approve an adjournment of the 2023 Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes in favor of Proposal 4 and/or Proposal 5. Signature of Stockholder Date: Signature of Stockholder Date: NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements of the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders, dated November 13, 2023. FOR AGAINST ABSTAIN

ADMISSION TICKET SAFE & GREEN HOLDINGS CORP. Annual Meeting of Stockholders December 6, 2023 10:00 a.m. Eastern Time 1271 Avenue of the Americas, 16th Floor New York, New York 10020 If you attend the Annual Meeting of Stockholders, please bring this Admission Ticket as well as a form of government issued photo identification. SAFE & GREEN HOLDINGS CORP. 2023 ANNUAL MEETING OF STOCKHOLDERS December 6, 2023 10:00 A.M. Eastern Time This proxy is solicited by the Board of Directors The undersigned stockholder hereby appoints Paul Galvin and/or Patricia Kaelin, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of common stock of SAFE & GREEN HOLDINGS CORP. that the undersigned is entitled to vote at the 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) to be held at 10:00 A.M Eastern Time, on December 6, 2023 at the offices of the Blank Rome LLP, 1271 Avenue of the Americas, 16th Floor, New York, New York 10020, or any adjournment or postponement thereof. The purpose of the 2023 Annual Meeting and the matters to be acted on are stated in the accompanying Notice of Annual Meeting of Stockholders. The Board of Directors knows of no other business that will come before the 2023 Annual Meeting. (Continued and to be signed on the reverse side) 1.1 14475